Filed with the Securities and Exchange Commission on September 28, 2020

1933 Act Registration File No. 333-248114

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ X ]	Pre-Effective Amendment No.	1
[ ]	Post-Effective Amendment No.

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

235 West Galena Street
Milwaukee, WI 53212-3948
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212-3948
(Name and Address of Agent for Service)

Copy to:
Laurie Dee
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, CA 92626-7653

Title of Securities Being Registered:

361 Global Managed Futures Strategy Fund – Investor Class and Class I

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

INVESTMENT MANAGERS SERIES TRUST

361 Managed Futures Strategy Fund
361 Global Managed Futures Strategy Fund
235 West Galena Street
Milwaukee, Wisconsin 53212

1-888-736-1227 (1-888-7361CAP)

September 30, 2020

Dear Valued Shareholder:

A Special Meeting of Shareholders of the 361 Managed Futures Strategy Fund (the “Acquired Fund” and the 361 Global Managed Futures Strategy Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”)), each a series of Investment Managers Series Trust (the “Trust”), has been scheduled for November 12, 2020 (the “Special Meeting”). At the Special Meeting, shareholders of the Acquired Fund and Acquiring Fund will be asked to consider various proposals as discussed below.

Proposed Reorganization

Shareholders of the Acquired Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the subsequent distribution of the shares of the Acquiring Fund in liquidation of the Acquired Fund (the “Reorganization”).

In the Reorganization, Acquired Fund shareholders will receive shares of each class of the Acquiring Fund corresponding to a class of shares of the Acquired Fund that such shareholders hold immediately prior to the Reorganization having the same aggregate net asset value as that of the Acquired Fund shares of that class hold immediately prior to the time of the Reorganization. Shares will be exchanged as follows:

361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund
Investor Class Shares	Investor Class Shares
Class I Shares	Class I Shares

The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the Reorganization Agreement is not approved, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund or changing the Acquired Fund’s investment strategy. After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendations of the Acquired Fund’s investment advisor, 361 Capital, LLC (“361 Capital”), the Board has approved the Reorganization and the solicitation of Acquired Fund shareholders to approve the Reorganization Agreement.

Approval of New Trading Advisor

Each Fund currently pursues its investment objective by establishing long and short positions in futures contracts. Concurrent with the Reorganization, 361 Capital intends to change the Acquiring Fund’s investment strategy. In particular, following the Reorganization, the Acquiring Fund will invest in futures and futures-related instruments, such as forwards and options, through a wholly-owned and controlled subsidiary to be formed under the laws of the British Virgin Islands (the “Acquiring Fund Subsidiary”). In addition, the Acquiring Fund will continue to be permitted to invest directly in futures contracts and futures-related instruments. 361 Capital intends to enter into trading advisory agreements with Revolution Capital Management LLC (“RCM”) pursuant to which RCM will serve as the trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary. As trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary, RCM will direct the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments. The Trust is seeking Acquiring Fund shareholder approval of the appointment of RCM as trading advisor to the Acquiring Fund and to the Acquiring Fund Subsidiary.

The Trust is also seeking Acquired Fund shareholder approval of the appointment of RCM as trading advisor with respect to the Acquired Fund and a wholly-owned and controlled subsidiary to be formed under the laws of the British Virgin Islands (the “Acquired Fund Subsidiary”). As noted above, if Acquired Fund shareholders do not approve the proposed Reorganization or the proposed Reorganization is not consummated, 361 Capital and the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund or changing the Acquired Fund’s investment strategy to permit the Acquired Fund to invest in futures contracts and futures related instruments, directly and/or indirectly through the Acquired Fund Subsidiary. If Acquired Fund shareholders do not approve the proposed Reorganization or the proposed Reorganization is not consummated, but Acquired Fund shareholders approve the appointment of RCM, 361 Capital will have more flexibility with respect to management of the Acquired Fund, if 361 Capital determines to continue operating the Acquired Fund.

Approval of Investment Advisor

The Trust is also seeking Acquiring Fund shareholder approval and Acquired Fund shareholder approval of the appointment of 361 Capital as investment advisor to the Acquiring Fund Subsidiary and the Acquired Fund Subsidiary, respectively. As investment advisor, 361 Capital will provide each Subsidiary with investment advice, make recommendations with respect to the selection and continued employment of sub-advisors and trading advisors to manage each Subsidiary’s assets, perform diligence on and monitor sub-advisors and trading advisors, investment performance and adherence to compliance procedures, and oversee the investments made by sub-advisors and trading advisors.

Approval of “Manager of Managers” Arrangement

The Trust is also seeking Acquiring Fund shareholder approval and Acquired Fund shareholder approval to use a “manager of managers” arrangement with respect to their Fund which would allow 361 Capital to replace sub-advisors (including trading advisors) of a Fund and its respective Subsidiary without the cost and time associated with a shareholder meeting. The Board believes that this will help ensure that a Fund and/or Subsidiary is getting the best possible service and support from sub-advisors without the significant delay and expense associated with making a change that would normally require a shareholder vote.

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The attached Proxy Statement/Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals to be voted on, please do not hesitate to call 1-888-736-1227 (1-888-7361CAP). Shareholders of record of each Fund as of the close of business on August 28, 2020, are entitled to vote on the proposals applicable to their Fund(s) at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials. Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

Sincerely,

Maureen Quill

Maureen Quill

President

361 Managed Futures Strategy Fund

361 Global Managed Futures Strategy Fund

each a series of Investment Managers Series Trust

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-888-736-1227 (1-888-7361CAP)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD November 12, 2020

Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the 361 Managed Futures Strategy Fund (the “Acquired Fund”) and 361 Global Managed Futures Strategy Fund (the “Acquiring Fund”) on November 12, 2020 at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Glendora California 91740, at 10:00 a.m. local time. The Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds.” As we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we plan to announce any such updates on our proxy website http://www.okapivote.com/361Funds, and we encourage you to check this website prior to the Special Meeting if you plan to attend. Accordingly, we encourage you to consider your other voting options, in the event that in-person attendance at the Special Meeting is either prohibited under a federal, state or local order or contrary to the advice of public health care officials.

At the Special Meeting, shareholders of the Acquired Fund and Acquiring Fund will be asked to consider and vote separately upon the proposals below, as applicable.

Proposal	Fund(s) Entitled to Vote
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class by class basis, to the respective shareholders’ respective holdings of shares of the Acquired Fund;	Acquired Fund
2. The appointment of 361 Capital, LLC as investment advisor to the respective Fund’s wholly-owned and controlled subsidiary formed under the laws of the British Virgin Islands (each, a “Subsidiary”);	Acquired Fund and Acquiring Fund

3. The appointment of Revolution Capital Management LLC as trading advisor for the respective Fund and the respective Fund’s Subsidiary;	Acquired Fund and Acquiring Fund
4. The use of a “manager of managers” arrangement to allow 361 Capital, LLC and the Board of Trustees of the Trust to replace the respective Fund’s and its Subsidiary’s sub-advisors in the future without a shareholder meeting;	Acquired Fund and Acquiring Fund
5. The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.	Acquired Fund and Acquiring Fund

Shareholders of record of each Fund at the close of business on August 28, 2020, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person (or via a virtual meeting, if applicable) or by proxy. If you are unable to attend the Special Meeting in person (or via a virtual meeting, if applicable), we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person (or via a virtual meeting, if applicable) at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Investment Managers Series Trust

Maureen Quill

Maureen Quill

President

361 Managed Futures Strategy Fund

361 Global Managed Futures Strategy Fund

each a series of Investment Managers Series Trust

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-888-736-1227 (1-888-7361CAP)

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: Why is the Trust having the Special Meeting?

Answer: The Board of Trustees of the Trust (the “Board”) is seeking your approval of several proposals related to your Fund. First, the Board is recommending that shareholders of the Acquired Fund approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the subsequent distribution of those Acquiring Fund shares by the Acquired in liquidation of the Acquired Fund (collectively, the “Reorganization”) (“Proposal 1”). Each class of shares of the Acquiring Fund will be distributed to shareholders of the corresponding class of the Acquired Fund. The shares of the Acquiring Fund that you receive in the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of the Acquired Fund immediately prior to the Reorganization. Only shareholders of the Acquired Fund are entitled to vote on Proposal 1.

Second, the Board is recommending that shareholders of the Acquiring Fund and the Acquired Fund approve the appointment of 361 Capital, LLC (“361 Capital”) as investment advisor with respect to a corresponding wholly-owned and controlled subsidiary to be formed under the laws of the British Virgin Islands (the “Acquiring Fund Subsidiary” and the “Acquired Fund Subsidiary,” respectively).As investment advisor, 361 Capital will provide each Subsidiary with investment advice, make recommendations with respect to the selection and continued employment of sub-advisors and trading advisors to manage the Subsidiary’s assets, perform diligence on and monitor sub-advisors and trading advisors, investment performance and adherence to compliance procedures, and oversee the investments made by sub-advisors and trading advisors (“Proposal 2”). Shareholders of the Acquired Fund and the Acquiring Fund are entitled to vote on Proposal 2 with respect to their Fund.

Third, the Board is recommending that shareholders of each Fund approve the appointment of a new trading advisor with respect to their Fund and their Fund’s Subsidiary (“Proposal 3”). If Proposals 2 and 3 are approved with respect to the Acquiring Fund, 361 Capital, the investment advisor to both the Acquired Fund and Acquiring Fund, intends to change the Acquiring Fund’s investment strategy. In particular, following the Reorganization, the Acquiring Fund will invest in futures and futures-related instruments, such as forwards and options, directly and/or indirectly through the Acquiring Fund Subsidiary. 361 Capital intends to hire Revolution Capital Management LLC (“RCM”) to serve as trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary, and RCM will direct the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments.

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The Board is also recommending that Acquired Fund shareholders approve the appointment of RCM as trading advisor with respect to the Acquired Fund and the Acquired Fund Subsidiary. If Acquired Fund shareholders do not approve the proposed Reorganization or the proposed Reorganization is not consummated, 361 Capital and the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund or changing the Acquired Fund’s investment strategy to permit the Acquired Fund to invest in futures contracts and futures-related instruments, such as forwards and options, directly and/or indirectly through the Acquired Fund Subsidiary. If Acquired Fund shareholders do not approve the proposed Reorganization or the proposed Reorganization is not consummated, but Acquired Fund shareholders approve Proposals 2 and 3, 361 Capital will have more flexibility with respect to management of the Acquired Fund, if 361 Capital determines to continue operating the Acquired Fund. Shareholders of the Acquired Fund and the Acquiring Fund are entitled to vote on Proposal 3 with respect to their Fund.

Fourth, the Board is recommending that shareholders approve the use of a “manager of managers” arrangement which would allow 361 Capital to replace sub-advisors (including trading advisors) of a Fund and its respective Subsidiary without the cost and time associated with a shareholder meeting (“Proposal 4”). The Board believes that this will help ensure that a Fund and/or Subsidiary is getting the best possible service and support from sub-advisors without the significant delay and expense associated with making a change that would normally require a shareholder vote. Shareholders of the Acquired Fund and the Acquiring Fund are entitled to vote on Proposal 4 with respect to their Fund.

This combined proxy/registration statement (the “Proxy Statement”) is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve the proposals pertaining to your Fund(s). This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card. Proposals 1, 2, 3 and 4 are collectively referred to as the “Proposals.”

Question: When and where is the Special Meeting to be Held?

It is intended that the Special Meeting be held on November 12, 2020 at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Glendora California 91740, at 10:00 a.m. local time. As we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we plan to announce any such updates on our proxy website http://www.okapivote.com/361Funds, and we encourage you to check this website prior to the Special Meeting if you plan to attend.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to consolidate the Acquired Fund and the Acquiring Fund, separate series of the Trust with similar investment objectives, strategies and policies, into a larger combined fund. Upon completion of the Reorganization, it is proposed (subject to Acquiring Fund shareholder approval) that RCM serve as trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary to direct the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments.

361 Capital, each Fund’s investment advisor, recommended the Reorganization after considering the current assets of each Fund; the current management fees and operating expenses of each Fund (both before and after waivers and expense reimbursements); the compatibility of the investment objectives, policies and strategies of each Fund; the historical performance of each Fund; the potential for a combined Fund to grow and achieve economies of scale; and RCM’s investment experience and expertise. In particular, 361 Capital believes the Reorganization will provide Acquired Fund shareholders the opportunity to invest in a fund with a similar objective, policies and strategies, superior historical performance and lower total operating expenses (both before and after waivers) than the Acquired Fund. Based on the recommendation of 361 Capital, the Board of Trustees of the Trust has approved the Reorganization.

Question: How will the Reorganization work?

Answer: The Reorganization Agreement sets forth the key features of the Reorganization. The Reorganization Agreement provides for: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund; (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities; and (iii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the above described exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund. Investor Class and Class I Shares of the Acquired Fund will be exchanged for Investor Class and Class I Shares of the Acquiring Fund, respectively, in the Reorganization.

If the Reorganization Agreement is carried out as proposed, the Reorganization is generally not expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for U.S. federal income tax purposes. The Acquiring Fund will be the accounting survivor following the Reorganization.

The Reorganization is expected to be completed on or about November 13, 2020 (the “Closing Date”).

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The management fee for the Acquiring Fund is 1.25%, which is lower than the management fee of 1.50% currently paid by the Acquired Fund. The total annual fund operating expenses (before and after fee waivers and expense reimbursements) of the Acquiring Fund as of August 31, 2020 were lower than those of the Acquired Fund. In addition, 361 Capital has contractually agreed for a period of at least two years from the date of the Reorganization to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the total annual fund operating expenses (excluding as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.99% and 1.74% of the average daily net assets of the Acquiring Fund’s Investor Class and Class I Shares, respectively, which is lower than the Acquired Fund’s current expense limitation (2.24% and 1.99% for Investor Class Shares and Class I Shares, respectively). Please see “Comparison Fee Table and Examples” in the Proxy Statement for more information about the fees and expenses of the Acquiring Fund.

Question: What class of shares will I receive?

Answer: Acquired Fund shareholders will receive shares of the same class of the Acquiring Fund as they hold of the Acquired Fund as of the Closing Date.

Question: How do the Funds’ investment objectives and strategies compare?

Answer: The Acquired Fund and the Acquiring Fund have similar, but not identical, investment objectives, investment strategies and policies. The Acquired Fund’s investment objective is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets, while the Acquiring Fund’s investment objective is to seek positive absolute returns that have a low correlation to the returns of global stock and bond markets.

The Acquired Fund seeks to establish long and short positions in futures contracts on various U.S. and foreign equity indices. However, 361 Capital’s quantitative models seek to also identify periods during which the Acquired Fund should not enter into futures contracts. 361 Capital allocates the Acquired Fund’s assets not invested in futures or used as margin to a fixed income strategy managed by Federated Investment Management Company (“Federated”) that invests primarily in investment grade fixed income securities in order to generate interest income. These investments may include collateralized mortgage obligations, which are a type of mortgage-backed security, and other types of asset-backed securities.

The Acquiring Fund currently focuses on investment in long or short positions in futures contracts for which the underlying reference asset is an index comprised primarily of non-U.S. issuers, although for brief periods of time the Acquiring Fund may take temporary cash positions when 361 Capital’s quantitative models dictate that the Acquiring Fund exit a number of its positions simultaneously. If Proposals 2 and 3 are approved by shareholders of the Acquiring Fund, 361 Capital intends to change the Acquiring Fund’s investment strategy. In particular, if Proposals 2 and 3 are approved by shareholders, following the Reorganization, the Acquiring Fund will invest in futures and futures-related instruments, such as forwards and options, through the Acquiring Fund Subsidiary. In addition, the Acquiring Fund will continue to be permitted to invest directly in futures contracts and futures-related instruments. The Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments will be based on a wide range of asset classes, including equity indices, fixed income, currencies and commodities. The Acquiring Fund will seek exposure to broadly diversified global markets (i.e., U.S. and non-U.S. markets, including emerging markets) and expects that, under normal circumstances, it will have exposure to at least three different countries other than the United States. If Acquiring Fund shareholders approve Proposals 2 and 3, the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments will be directed by RCM, employing its managed futures program trading strategies. The Acquiring Fund will be permitted to invest up to 25% of its total assets in the Acquiring Fund Subsidiary. 361 Capital expects to invest the Acquiring Fund’s assets that are not directed by RCM or allocated to the Acquiring Fund Subsidiary in short-term investments including cash, cash equivalents, securities issued by the U.S. government or money market funds. The Acquiring Fund Subsidiary may also hold cash, or invest in cash equivalents, U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

Question: Who will manage the Acquiring Fund after the Reorganization?

Answer: 361 Capital serves as the investment advisor to each Fund pursuant to an investment advisory agreement that contains identical terms for each Fund (except for fees). Each Fund is managed by an investment committee of 361 Capital consisting of Blaine Rollins and Aditya Bhave. Randall Bauer of Federated, the current sub-advisor to the Acquired Fund, is the portfolio manager with respect to the fixed income strategy of the Acquired Fund’s portfolio. The Acquiring Fund does not currently have a sub-advisor.

Following the Reorganization, 361 Capital will continue to serve as investment advisor to the Acquiring Fund. If Acquiring Fund shareholders approve Proposals 2 and 3, 361 Capital will serve as investment advisor to the Acquiring Fund Subsidiary, and RCM will serve as trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary. As trading advisor, RCM will direct the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments. 361 Capital will continue to be responsible for managing the Acquiring Fund’s short-term investments and will also manage the Acquiring Fund Subsidiary’s short-term investments. Federated will no longer serve as a sub-advisor to the Acquired Fund nor will it serve as a sub-advisor to the Acquiring Fund.

Subject to Acquiring Fund shareholder approval of Proposal 4, the Acquiring Fund will operate under a “manager of managers” arrangement whereby 361 Capital will retain responsibility for overseeing any sub-advisors (including trading advisors) to the Acquiring Fund and its Subsidiary and may at times recommend that the Board enter into or materially amend sub-advisory agreements or trading advisory agreement with existing or new unaffiliated sub-advisors, in each case without approval of the Acquiring Fund’s shareholders.

Question: How do the management and other service providers of the Funds compare?

Answer: Each Fund is overseen by the same Board and officers. Listed in the chart below are other key service providers to the Funds, including the co-administrators, distributor, transfer agent, auditor and custodian. There will be no changes in these service providers following the Reorganization.

Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Auditor	Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

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Question: How do the Funds’ purchase and redemption procedures and exchange policies compare?

Answer: The purchase and redemption procedures and exchange policies for the Acquired Fund are the same as those of the Acquiring Fund.

Question: What is the tax impact on my investment?

Answer: The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the U.S. federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Will there be any repositioning costs?

Answer: The Funds do not expect any repositioning costs in connection with the Reorganization.

Question: What will happen if shareholders do not approve a Proposal?

Answer: If the shareholders of the Acquired Fund do not approve the proposed Reorganization, then the Reorganization will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund or changing the Acquired Fund’s investment strategy to implement the changes in the Acquiring Fund’s investment strategies and permit the Acquired Fund to invest through the Acquired Fund Subsidiary. To provide flexibility in the event shareholders of the Acquired Fund do not approve the proposed Reorganization and 361 Capital determines to continue operating the Acquired Fund, Acquired Fund shareholders are also being asked to approve the appointment of 361 Capital as investment advisor to the Acquired Fund Subsidiary and RCM as trading advisor to the Acquired Fund and the Acquired Fund Subsidiary.

If shareholders of a Fund do not do not approve the appointment of 361 Capital as investment advisor to the Fund’s Subsidiary, then 361 Capital will not serve as investment advisor with respect to that Subsidiary, RCM will not serve as trading advisor to that Subsidiary (regardless of the outcome of the vote on Proposal 3), and the Board will consider what further actions to take, if any, including resubmitting these proposals to Fund shareholders at a later date.

If shareholders of a Fund do not approve the appointment of RCM as trading advisor to the Fund and its respective Subsidiary, then RCM will not serve as trading advisor with respect to that Fund and its Subsidiary and the Board will consider what further actions to take, if any, including resubmitting these proposals to Fund shareholders at a later date. If shareholders of the Acquiring Fund do not approve the appointment of RCM as trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary, 361 Capital may reconsider the change in the Acquiring Fund’s investment strategy.

If shareholders of a Fund do not approve a Fund’s use of a “manager of managers” arrangement, then 361 Capital will not use the “manager of managers” arrangement with respect to that Fund and the Board will consider what further actions to take, if any, including resubmitting the proposals to Fund shareholders at a later date.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What does the Board of Trustees recommend on the Proposals?

Answer: After careful consideration and upon the recommendation of 361 Capital, the Board unanimously approved each Proposal and recommends that shareholders vote to approve Proposals 1, 2, 3 and 4, as applicable.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Whether or not the Reorganization is consummated,361 Capital will pay the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, provided, however, that the Acquired Fund shall bear any costs and expenses associated with the sale of its portfolio securities executed in order to facilitate the Reorganization (although the Acquired Fund does not expect any such sales). The costs and expenses to be borne by 361 Capital include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust and counsel to the Independent Trustees of the Trust; (f) solicitation costs of the transactions; (g) any costs associated with meetings of the Funds’ Boards of Trustees relating to the transactions contemplated herein; and (h) any additional costs that 361 Capital may separately agree to in writing. In addition to solicitations by mail, 361 Capital also may solicit proxies, without special compensation, by telephone or otherwise. Notwithstanding the foregoing, expenses will be paid by the party directly incurring such expenses to the extent that the payment by another person of such expenses would prevent a Fund from being treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call 1-877-629-6355 if you have any questions regarding the Proposals. Representatives are available Monday through Friday 9:00 a.m. to 9:00 p.m. Eastern Time.

COMBINED PROXY STATEMENT AND PROSPECTUS

September 30, 2020

361 Managed Futures Strategy Fund

361 Global Managed Futures Strategy Fund

each a series of Investment Managers Series Trust

235 W. Galena Street

Milwaukee, Wisconsin 53212

1-888-736-1227 (1-888-7361CAP)

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the 361 Managed Futures Strategy Fund, a series of the Trust (the “Acquired Fund”), and 361 Global Managed Futures Strategy Fund, a series of the Trust (the “Acquiring Fund”), to be held at the offices of Mutual Fund Administration, LLC 2220 E. Route 66, Glendora California 91740, on November 12, 2020 at 10:00 a.m. local time. As we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we plan to announce any such updates on our proxy website http://www.okapivote.com/361Funds, and we encourage you to check this website prior to the Special Meeting if you plan to attend. Accordingly, we encourage you to consider your other voting options, in the event that in-person attendance at the Special Meeting is either prohibited under a federal, state or local order or contrary to the advice of public health care officials.

At the Special Meeting, shareholders of the Acquired Fund and Acquiring Fund will be asked to consider and vote separately upon the proposals below, as applicable.

Proposal	Fund(s) Entitled to Vote
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class by class basis, to the respective shareholders’ respective holdings of shares of the Acquired Fund;	Acquired Fund
2. The appointment of 361 Capital, LLC as investment advisor to the respective Fund’s wholly-owned and controlled subsidiary formed under the laws of the British Virgin Islands (each, a “Subsidiary”)	Acquired Fund and Acquiring Fund

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3. The appointment of Revolution Capital Management LLC as trading advisor to the respective Fund and the respective Fund’s Subsidiary;	Acquired Fund and Acquiring Fund
4. The use of a “manager of managers” arrangement to allow 361 Capital, LLC and the Board of Trustees of the Trust to replace the respective Fund’s and its Subsidiary’s sub-advisors in the future without a shareholder meeting;	Acquired Fund and Acquiring Fund
5. The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.	Acquired Fund and Acquiring Fund

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person (or via a virtual meeting, if applicable) at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person (or via a virtual meeting, if applicable) at the Special Meeting.

The Acquired Fund and Acquiring Fund are series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Acquired Fund dated March 1, 2020;

●	Annual Report to Shareholders of the Acquired Fund dated October 31, 2019; and

●	Semi-Annual Report to Shareholders of the Acquired Fund dated April 30, 2020.

The Acquired Fund’s and Acquiring Fund’s Prospectus dated March 1, 2020, Annual Report to Shareholders for the fiscal year ended October 31, 2019, containing audited financial statements, and Semi-Annual Report to Shareholders for the period ended April 30, 2020, containing unaudited financial statements, have been previously mailed to shareholders of the respective Fund. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-888-736-1227 (1-888-7361CAP).

This Proxy Statement sets forth the basic information you should know before voting on the proposals and before investing. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated September 30, 2020 (the “SAI”), relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The SAI and additional information about the Acquired Fund and Acquiring Fund have been filed with the SEC and is available upon request and without charge by calling 1-888-736-1227 (1-888-7361CAP) or writing to 361 Funds at 235 W. Galena Street, Milwaukee, Wisconsin 53212. The Trust expects that this Proxy Statement will be mailed to shareholders on or about October 2, 2020.

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Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on November 12, 2020. This Proxy Statement is available on the Internet at http://www.okapivote.com/361Funds. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-877-629-6355. Representatives are available Monday through Friday 9:00 a.m. to 9:00 p.m. Eastern Time.

PLEASE NOTE: If it is determined that the Special Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we plan to announce any such updates on our proxy website http://www.okapivote.com/361Funds, and we encourage you to check this website prior to the Special Meeting if you plan to attend. You do not need to attend the Special Meeting if you submit your votes on the applicable proposals by proxy promptly.

Date: September 30, 2020

THE SEC AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Funds involves investment risk, including the possible loss of principal.

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Table of Contents

I.	Proposal 1 - To Approve the Agreement and Plan of Reorganization	6
A.	Overview	6
B.	Comparison Fee Tables and Examples	7
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks	12
D.	Comparison of Investment Restrictions	20
E.	Comparison of Investment Advisory Agreement, Sub-Advisory Agreement and Portfolio Managers for the Acquired Fund and Acquiring fun	21
F.	Information on Shareholder Rights	26
G.	Comparison of Distribution, Purchase and Redemption Procedures, Rule 12b-1 Distribution Plan and Shareholder Service Fee	27
H.	Key Information About the Reorganization	28
I.	Comparison of Performance Information	34
II.	Proposal 2 – Approval of Investment Advisor	37
A.	Proposed Subsidiary Investment Advisory Agreements	38
B.	Consideration of Subsidiary Investment Advisory Agreements	38
C.	Information Regarding 361 Capital	39
III.	Proposal 3 – Approval of Trading Advisor	41
A.	Proposed RCM Trading Advisory Agreements	42
B.	Consideration of RCM Trading Advisory Agreements	43
C.	Information Regarding RCM	44
IV.	Proposal 4 – Approval of “Manager of Managers” Arrangement	46
A.	Benefit to the Acquiring Fund	46
B.	Effect on Fees and Quality of Advisory Services	46
C.	Condition for Establishing a “Manager of Managers” Arrangement	47
V.	Voting Information	47
A.	General Information	47
B.	Method and Cost of Solicitation	49
C.	Right to Revoke Proxy	49
D.	Shareholders Entitled to Vote and Principal Holders	50
E.	Interest of Certain Persons in the Transaction	51
VI.	Miscellaneous Information	52
A.	Other Business	52
B.	Next Meeting of Shareholders	52

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I.	Proposal 1- To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of 361 Capital, LLC (“361 Capital”), the investment advisor for the Acquired Fund and Acquiring Fund, the Board has called the Special Meeting to ask shareholders of the Acquired Fund to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund (the “Reorganization”). The Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds.” The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Board considered, discussed and approved the Reorganization on August 17, 2020, subject to the approval of the Acquired Fund’s shareholders.

The investment objectives, policies and strategies of the Acquired Fund and the Acquiring Fund are similar, as described in more detail below. After the Reorganization, 361 Capital will continue to serve as the Acquiring Fund’s investment advisor. Concurrent with the Reorganization, 361 Capital intends to change the Acquiring Fund’s investment strategy. In particular, following the Reorganization, the Acquiring Fund will invest in futures and futures-related instruments, such as forwards and options, through a wholly-owned and controlled subsidiary to be formed under the laws of the British Virgin Islands (the “Acquiring Fund Subsidiary”). In addition, the Acquiring Fund will continue to be permitted to invest directly in futures contracts and futures-related instruments. 361 Capital intends to enter into trading advisory agreements with Revolution Capital Management LLC (“RCM”) to serve as the trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary. As trading advisor, RCM will direct the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments. The Trust is seeking Acquiring Fund shareholder approval of the appointment of 361 Capital as investment advisor to the Acquiring Fund Subsidiary and RCM as trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary (see the discussion of Proposals 2 and 3 below for additional information). If shareholders of the Acquiring Fund do not approve the appointment of RCM as trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary, 361 Capital may reconsider the change in the Acquiring Fund’s investment strategy.

361 Capital, each Fund’s investment advisor, recommended the Reorganization after considering the current assets of each Fund; the current management fees and operating expenses of each Fund (both before and after waivers and expense reimbursements); the compatibility of the investment objectives, policies and strategies of each Fund; the historical performance of each Fund; the potential for a combined Fund to grow and achieve economies of scale; and RCM’s investment experience and expertise. In particular, 361 Capital believes the Reorganization will provide Acquired Fund shareholders the opportunity to invest in a fund with a similar objective, policies and strategies, superior historical performance and lower total operating expenses (both before and after waivers) than the Acquired Fund. Based on the recommendation of 361 Capital, the Board of Trustees of the Trust has approved the Reorganization.

Each Fund currently operates as a separate series of the Trust. If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, each shareholder of the Acquired Fund will receive shares of each class of the Acquiring Fund corresponding to a class of shares of the Acquired Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Acquired Fund that the shareholder owns as of the close of business on a closing date agreed to by the parties to the Reorganization Agreement (referred to herein as the “Closing Date”).

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The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by the Trust of an opinion to such effect from tax counsel to the Trust. If the Reorganization so qualifies, the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization is generally not expected to result in the recognition of gain or loss by the Acquired Fund and its shareholders for federal income tax purposes.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by 361 Capital as the investment advisor to each Fund; (2) the investment objectives, policies and strategies of the Acquired Fund and the Acquiring Fund are similar; (3) the management fee and total annual operating expenses of the Acquiring Fund (before and after waivers and expense reimbursements) are lower than those of the Acquired Fund; (4) 361 Capital has agreed for a period of two years from the date of the Reorganization to continue the current expense limitation arrangement of the Acquiring Fund; (5) 361 Capital has agreed to pay the costs of the Reorganization; (6) the historical performance of the Acquiring Fund was generally greater than the performance of the Acquired Fund during the same periods (for periods ended March 31, 2020); (7) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by 361 Capital and to be provided by RCM to the Acquiring Fund and the Acquiring Fund Subsidiary are appropriate; (8) the combined Fund may provide prospects for growth and for achieving economies of scale that otherwise would not be achieved if each Fund continued as a separate series of the Trust; (9) the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization; (10) the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; (11) shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and (12) the liquidation of the Acquired Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for tax purposes.

Based on 361 Capital’s recommendation, the Board approved the solicitation of the shareholders of the Acquired Fund to vote on the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Tables and Examples

The following shows the fees and expenses for the Acquired Fund and Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, as of April 30, 2020. As shown in the table, the fees and expenses of the Acquiring Fund, on a pro forma basis after giving effect to the proposed Reorganization, are expected to be lower in comparison with the current fees of the Acquired Fund.

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Fees and Expenses
Share Class		Acquired Fund - Investor Class Shares		Acquiring Fund - Investor Class Shares		Acquiring Fund – Investor Class Shares Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None		None
Maximum Deferred Sales Charge (Load)		None		None		None
Redemption Fee		None		None		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.59%[1]		1.25%		1.25%
Distribution (Rule 12b-1) Fees		0.25%		0.25%		0.25%
Other Expenses		0.47%		0.69%		0.39%[45]
Shareholder service fee[2]	0.12%		0.11%		0.10%
Interest Expense on Short Sales	0.00%		0.05%		0.05%
All Other Expenses	0.35%		0.53%		0.24%
Recoupment of Previously Waived Fees and/or Expenses Reimbursed		__		__		0.04%
Acquired Fund Fees and Expenses		0.03%		0.00%		0.00%
Total Annual Fund Operating Expenses[3]		2.34%		2.19%		1.93%
Fees Waived and/or Expenses Reimbursed[4]		(0.07)%		(0.15)%		--
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses[4]		2.27%		2.04%		1.93%

(1)	The management fee for the Acquired Fund reflects the contractual amount payable by the Acquired Fund to 361 Capital (1.50%), the Acquired Fund’s investment advisor, and Federated Investment Management Company (0.09%), the Acquired Fund’s investment sub-advisor.

(2)	The maximum shareholder service fee for Investor Class Shares of each Fund is 0.15%.

(3)	The total annual fund operating expenses and total annual fund operating expenses after fees waived do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of a Fund and does not include acquired fund fees and expenses.

(4)	361 Capital has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund and Acquired Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), leverage interest, taxes, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.99% and 2.24% of the average daily net assets of the Acquiring Fund’s and Acquired Fund’s Investor Class Shares, respectively. The agreements are in effect until February 28, 2022 with respect to the Acquiring Fund and until February 28, 2021 with respect to the Acquired Fund, and may be terminated before those dates only by the Trust’s Board of Trustees. 361 Capital is permitted to seek reimbursement from a Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

8

(5)	Pro Forma Other Expenses include estimated expenses of the Acquiring Fund Subsidiary.

9

Fees and Expenses
Share Class		Acquired Fund – Class I Shares		Acquiring Fund - Class I Shares		Acquiring Fund – Class I Shares Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None		None
Maximum Deferred Sales Charge (Load)		None		None		None
Redemption Fee		None		None		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.59%[1]		1.25%		1.25%
Distribution (Rule 12b-1) Fees		None		None		None
Other Expenses		0.47%		0.69%		0.39%[5]
Shareholder service fee[2]	0.12%		0.11%		0.10%
Interest Expense on Short Sales	0.00%		0.05%		0.05%
All Other Expenses	0.35%		0.53%		0.24%
Recoupment of Previously Waived Fees and/or Expenses Reimbursed		--		--		0.04%
Acquired Fund Fees and Expenses		0.03%		0.00%		0.00%
Total Annual Fund Operating Expenses[3]		2.09%		1.94%		1.68%
Fees Waived and/or Expenses Reimbursed[4]		(0.07)%		(0.15)%		--
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses[4]		2.02%		1.79%		1.68%

(1)	The management fee for the Acquired Fund reflects the contractual amount payable by the Acquired Fund to 361 Capital (1.50%), the Acquired Fund’s investment advisor, and Federated Investment Management Company (0.09%), the Acquired Fund’s investment sub-advisor.

(2)	The maximum shareholder service fee for Class I Shares of each Fund is 0.15%.

(3)	The total annual fund operating expenses and total annual fund operating expenses after fees waived do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of a Fund and does not include acquired fund fees and expenses.

(4)

361 Capital has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund and Acquired Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), leverage interest, taxes, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.74% and 1.99% of the average daily net assets of the Acquiring Fund’s and Acquired Fund’s Class I Shares, respectively. The agreements are in effect until February 28, 2022 with respect to the Acquiring Fund and until February 28, 2021 with respect to the Acquired Fund, and may be terminated before those date only by the Trust’s Board of Trustees. 361 Capital is permitted to seek reimbursement from a Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

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(5)	Pro Forma Other Expenses include estimated expenses of the Acquiring Fund Subsidiary.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects each Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

Investor Class Shares

	One Year	Three Years	Five Years	Ten Years
Acquired Fund	$230	$724	$1,244	$2,671
Acquiring Fund	$207	$671	$1,161	$2,512
Acquiring Fund (Pro Forma)	$192	$594	$1,021	$2,212

Class I Shares

	One Year	Three Years	Five Years	Ten Years
Acquired Fund	$205	$648	$1,117	$2,415
Acquiring Fund	$182	$595	$1,033	$2,252
Acquiring Fund (Pro Forma)	$167	$517	$892	$1,944

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C.	Comparison of the Funds’ Investment Objectives, Principal Investment Strategies and Risks

The Acquired Fund and the Acquiring Fund have similar, but not identical, investment objectives, strategies, and risks, which are presented below. Each Fund’s investment objective, strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives for the Funds

The investment objective of the Acquired Fund and the Acquiring Fund are similar. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Acquired/Acquiring Fund	Investment Objective
361 Managed Futures Strategy Fund	The Fund seeks positive absolute returns that have a low correlation to the returns of broad stock and bond markets.
361 Global Managed Futures Strategy Fund	The Fund seeks positive absolute returns that have a low correlation to the returns of global stock and bond markets.

Comparison of Principal Investment Strategies for the Funds

The current principal investment strategies of the Acquired Fund and Acquiring Fund involve establishing both long and short positions in futures contracts.

The Acquired Fund seeks to establish long and short positions in futures contracts on various U.S. and foreign equity indices. However, 361 Capital’s quantitative models seek to also identify periods during which the Acquired Fund should not enter into futures contracts. 361 Capital allocates the Acquired Fund’s assets not invested in futures or used as margin to a fixed income strategy managed by Federated Investment Management Company (“Federated”) in order to generate interest income. These investments may include collateralized mortgage obligations, which are a type of mortgage-backed security, and other types of asset-backed securities.

The Acquiring Fund’s current investment strategy focuses on investment in long or short positions in futures contracts for which the underlying reference asset is an index comprised primarily of non-U.S. issuers, although for brief periods of time the Acquiring Fund may take temporary cash positions when 361 Capital’s quantitative models dictate that the Acquiring Fund exit a number of its positions simultaneously. The Acquiring Fund does not currently have a sub-advisor. If Acquiring Fund shareholders approve the appointment of 361 Capital as investment advisor to the Acquiring Fund Subsidiary and RCM as trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary (see Proposals 2 and 3 for more information), 361 Capital intends to change the Acquiring Fund’s investment strategy to invest, directly and/or indirectly through the Acquiring Fund Subsidiary, in long and short futures contracts and futures-related instruments, such as forwards and options. The Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments will be based on a wide range of asset classes, including equity indices, fixed income, currencies and commodities. The Acquiring Fund will seek exposure to broadly diversified global markets (i.e., U.S. and non-U.S. markets, including emerging markets) and expects that, under normal circumstances, it will have exposure to at least three different countries other than the United States. If Acquiring Fund shareholders approve Proposals 2 and 3, the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments will be directed by RCM employing its managed futures program trading strategies.

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The principal investment strategies of the Acquired Fund and Acquiring Fund (assuming shareholder approval of Proposals 2 and 3 with respect to the Acquiring Fund) are described more fully below.

If the proposed Reorganization is not approved or if the Reorganization is not consummated, 361 Capital and the Board will consider what further actions to take with respect to the Acquired Fund, including potentially changing the Acquired Fund’s investment strategy to permit the Acquired Fund to invest in futures contracts and futures-related instruments, such as forwards and options, directly and/or indirectly through the Acquired Fund Subsidiary (subject to Acquired Fund shareholder approval of Proposals 2 and 3, appointing 361 Capital as investment advisor to the Acquired Fund Subsidiary and RCM as trading advisor of the Acquired Fund and the Acquired Fund Subsidiary).

Acquired Fund	Acquiring Fund

In pursuing the Acquired Fund’s investment objective, 361 Capital (“361 Capital” or the “Advisor”), the Acquired Fund’s advisor, employs a set of quantitative models to make investment decisions. Using a combination of market inputs, these models systematically identify when to purchase and sell specific investments for the Acquired Fund. The Advisor uses these models for the purpose of seeking to achieve favorable returns for the Acquired Fund from short-term movements in various U.S. and foreign markets. The Advisor may also use other quantitative models that focus on longer term market trends rather than on identifying short-term purchase and sale opportunities. The Advisor may also base purchase and sale decisions for the Acquired Fund on its judgment regarding various market and economic factors rather than its quantitative models.

In pursuing its investment objective, the Acquired Fund will primarily seek to establish both long and short positions in futures contracts on various U.S. and foreign equity indices. However, the Advisor’s quantitative models will seek to identify periods during which the Acquired Fund should not enter into futures contracts. Accordingly, there will be significant periods of time during which the Acquired Fund will not hold any long or short futures positions. The Acquired Fund will be required to use a portion of its assets as margin for the Acquired Fund’s futures positions. The amount of margin will be based on the notional value of the futures contracts held by the Acquired Fund. The Advisor allocates the Acquired Fund’s assets not invested in futures or used as margin to a fixed income strategy that invests primarily in investment grade fixed income securities in order to generate interest income. These investments may include collateralized mortgage obligations, which are a type of mortgage-backed security, and other types of asset-backed securities. The Advisor delegates management of the Acquired Fund’s fixed income strategy portfolio to Federated Investment Management Company (“Federated” or the “Sub-Advisor”). The Acquired Fund’s overall portfolio duration is expected to be less than one year with a weighted average maturity of less than two years.

The Acquiring Fund pursues its investment objective primarily by investing, directly or indirectly through its wholly-owned and controlled subsidiary formed under the laws of the British Virgin Islands (the “Subsidiary”), in long and short futures contracts and futures-related instruments such as forwards and options in broadly diversified global markets (i.e. U.S. and non-U.S., including emerging markets) across a wide range of asset classes, including equity indices, fixed income, currencies and commodities. The Acquiring Fund further expects that, under normal circumstances, the Acquiring Fund’s exposure to non-U.S. markets will be in at least three different countries other than the United States. The Acquiring Fund and the Subsidiary’s investment in futures contracts and futures-related instruments is directed by Revolution Capital Management LLC (“RCM” or “Trading Advisor”), employing its managed futures program trading strategies.

Through investing in the Subsidiary, the Acquiring Fund, will among other things, be able to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Acquiring Fund. Unlike the Acquiring Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments (including commodity futures), however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives (including commodity futures) that are applicable to the Acquiring Fund’s transactions in derivatives. Investments in the Subsidiary are intended to provide the Acquiring Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Acquiring Fund. Unlike the Acquiring Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Acquiring Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

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Acquired Fund	Acquiring Fund

The Acquired Fund may hold fixed income securities and liquid money market instruments during periods when the Acquired Fund is already invested in futures positions, when the Acquired Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of the Acquired Fund’s portfolio may be invested in instruments other than futures contracts. While those other investments may contribute to the Acquired Fund’s performance, the Advisor expects that over time a majority of the Acquired Fund’s performance will be attributable to the Acquired Fund’s futures positions.

The Acquired Fund may also write put and call options and purchase put and call options on futures, securities indices and shares of ETFs. The Acquired Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions.

RCM, the Acquiring Fund’s and Subsidiary’s trading advisor, directs the Acquiring Fund’s and Subsidiary’s investments in futures contracts and futures-related instruments. RCM focuses on short-term, systematic and quantitative trading, applying statistical analysis to all aspects of research, development, and operations. The strategy seeks to provide risk-adjusted returns while maintaining low correlations both to traditional equity and bond investments as well as the trend-following strategies often employed by commodity trading advisors.

The Advisor expects to invest the Acquiring Fund’s assets that are not allocated to RCM or the Subsidiary in short-term investments including cash, cash equivalents, securities issued by the U.S. government or money market funds. The Subsidiary may also hold cash or invest in cash equivalents, U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

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Comparison of Principal Investment Risks

The principal risks of investing in the Acquired Fund and the Acquiring Fund (assuming Acquiring Fund shareholder approval of Proposals 2 and 3 and the corresponding change in the Acquiring Fund’s principal strategies are implemented) are set forth below. The Acquired Fund’s and Acquiring Fund’s principal risks are similar since they have similar investment objectives and strategies. The Acquired Fund includes the following principal risks that are not considered principal risks of the Acquiring Fund: mortgage-backed and asset-backed securities risk, ETF and mutual fund risk and short sales risk. The Acquiring Fund includes the following principal risks that are not considered principal risks of the Acquired Fund: commodities risk, counterparty risk, foreign investment risk, emerging market risk, currency risk, subsidiary risk and tax risk. An investment in a Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that a Fund will be successful in meeting its investment objective.

Futures risk. The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Commodities risk (Acquiring Fund only). Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

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Counterparty risk (Acquiring Fund only). The derivative contracts entered into by the Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Foreign investment risk (Acquiring Fund only). The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Emerging market risk (Acquiring Fund only). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

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Mortgage-backed and asset-backed securities risk (Acquired Fund only). Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Collateralized mortgage obligations generally entail greater market, prepayment and liquidity risk than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Market turbulence resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

ETF and mutual fund risk (Acquired Fund only). Investing in ETFs or mutual funds (including other funds managed by the Advisor or Sub-Advisor) will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

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Currency risk (Acquiring Fund only). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Subsidiary risk (Acquiring Fund only). By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the British Virgin Islands, under which the Fund and Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax risk (Acquiring Fund only). To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives does not constitute “qualifying income.” Investment through the Subsidiary is expected to allow the Fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The tax treatment of the Fund’s investment in the Subsidiary could nevertheless be adversely affected by future legislation or Treasury regulations.

Investment through the Subsidiary may affect the timing and character of income and gain recognized by the Fund, and of distributions to shareholders. For example, the tax treatment of any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are generally taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a “controlled foreign corporation” for U.S. federal income tax purposes, any income or gain recognized in respect of its investments in 1256 futures contracts will be passed through to the Fund as ordinary income, and distributions attributable to such income and gains will generally be taxable to shareholders as ordinary income.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor, sub-advisor or Trading Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Government intervention and regulatory changes risk. In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and has raised interest rates. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, changes in regulation related to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

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Asset segregation risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Leveraging risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The future publication and utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor, the Trading Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

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D.	Comparison of Investment Restrictions

The fundamental and non-fundamental investment limitations of the Acquired Fund and Acquiring Fund are the same, except for differences in the limitations with respect to (i) issuing senior securities, borrowing money or pledging assets and (ii) purchasing and selling commodities. The fundamental limitations may only be amended with shareholder approval.

Each Fund may not:

Acquired Fund	Acquiring Fund

Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	Same.
Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities).	Same.

Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”)).

Same.

Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

Same.

Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options on commodities; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

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Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

E.	Comparison of Investment Advisory Agreements, Sub-Advisory Agreement, Trading Advisory Agreements and Portfolio Managers of the Acquired Fund and Acquiring Fund

The following chart summarizes the current management arrangements for the Acquiring Fund and the Acquired Fund, as well as the proposed management arrangement for the Acquiring Fund assuming shareholder approval of Proposals 1, 2 and 3.

	Acquired Fund (Current)	Acquiring Fund (Current)	Acquiring Fund (Assuming shareholder approval of Proposals 1, 2 and 3)
Fund
Investment Advisor	361 Capital	361 Capital	361 Capital
Sub-Advisor	Federated	N/A	N/A
Trading Advisor	N/A	N/A	RCM

Subsidiary
Investment Advisor	N/A	N/A	361 Capital
Trading Advisor	N/A	N/A	RCM

Investment Advisory Agreement

361 Capital, located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, is the investment advisor to the Acquired Fund and Acquiring Fund. Founded in 2001, 361 Capital is an SEC registered investment advisor. As of August 31, 2020, 361 Capital’s total assets under management were approximately $815 million. 361 Capital is registered with the Commodities Futures Trading Commission (“CFTC”) as a “commodity pool operator.” 361 Capital is controlled by its Principal, Thomas I. Florence.

361 Capital serves as investment advisor to the Acquired Fund and Acquiring Fund pursuant to an investment advisory agreement dated December 5, 2013 as amended December 18, 2017, and amended and restated December 19, 2018 (the “Investment Advisory Agreement”) with the Trust that contains identical terms for each Fund (except for fees). The Investment Advisory Agreement is included in Appendix D. The Investment Advisory Agreement describes the services that 361 Capital provides to the Funds, which generally include reviewing, supervising, and administering the investment program of the Funds. In addition, 361 Capital has the ability to delegate day-to-day portfolio management responsibilities of each Fund to one or more sub-advisors, and in that connection, will be responsible for making recommendations to the Board of Trustees of the Trust with respect to hiring, termination and replacement of any sub-advisor of the Funds. 361 Capital is not liable to the Trust under the terms of the Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by 361 Capital or the Trust in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by 361 Capital with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on 361 Capital’s part in the performance of its duties or from reckless disregard by 361 Capital of its duties under the Investment Advisory Agreement. The Investment Advisory Agreement continues in force from year to year with respect to the Funds so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Investment Advisory Agreement may be terminated with respect to either Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to 361 Capital; or (ii) by 361 Capital on 60 days’ written notice to the Trust. In addition, the Investment Advisory Agreement with respect to a Fund will terminate automatically upon its assignment. The Investment Advisory Agreement with respect to the Acquired Fund was submitted for approval by the initial shareholder of the Acquired Fund prior to the Acquired Fund’s commencement of operations on December 20, 2011. The Investment Advisory Agreement with respect to the Acquiring Fund was submitted for approval by the initial shareholder of the Acquiring Fund prior to the Acquiring Fund’s commencement of operations on February 12, 2014. The Investment Advisory Agreement with respect to each Fund was last renewed by the Trust’s Board on December 11-12, 2019.

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Pursuant to the Investment Advisory Agreement, for its services, 361 Capital is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable monthly. For the fiscal year ended October 31, 2019, the Advisor received advisory fees, net of fee waivers pursuant to its expense limitation agreements with the Trust on behalf of each relevant Fund, as follows:

Fund Name	Contractual Management Fee to Advisor	Management Fees Paid to Advisor for the Fiscal Year Ended October 31, 2019 (Net of Waiver)
Managed Futures Strategy Fund	1.50%	1.50%
Global Managed Futures Strategy Fund	1.25%	1.22%

The investment advisory fees paid by each Fund to 361 Capital and applicable fee waivers during each Fund’s most recent fiscal year ended October 31, 2019, were as follows:

Fund Name	Gross Advisory Fees	Advisory Fees Waived	Net Advisory Fees
Managed Futures Strategy Fund	$3,080,818	$0	$3,080,818
Global Managed Futures Strategy Fund	816,404	$(22,277)	$794,127

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If Acquiring Fund shareholders approve Proposal 2, 361 Capital will serve as the investment advisor of the Acquiring Fund Subsidiary and will be responsible for the Acquiring Fund Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. For the services provided by 361 Capital to the Subsidiary, the Subsidiary will pay 361 Capital an advisory fee at the annual rate of 1.25% of the Subsidiary’s average daily net assets. 361 Capital has contractually agreed, for so long as the Acquiring Fund invests in the Subsidiary, to waive the advisory fee it receives from the Acquiring Fund in an amount equal to the advisory fee paid to 361 Capital by the Subsidiary. For more information about 361 Capital and the investment advisory agreement with the Acquiring Fund Subsidiary, please see the discussion of Proposal 2 below.

361 Capital has contractually agreed until February 28, 2022, to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the total annual fund operating expenses (excluding as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.99% and 1.74% of the average daily net assets of the Acquiring Fund’s Investor Class and Class I Shares, respectively. 361 Capital has contractually agreed until February 28, 2021, to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that the total annual fund operating expenses (excluding as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Acquired Fund’s Investor Class and Class I Shares, respectively. Fees waived and expenses paid by 361 Capital may be reimbursed for a period ending three full fiscal years from the day of any such waiver or payment if the reimbursement will not cause a Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Pursuant to an exemptive order received from the SEC, the Advisor is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements or trading advisory agreement with existing or new unaffiliated sub-advisors (including trading advisors) without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, each Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Funds to make modified disclosures regarding their sub-advisory fees. The Funds consider trading advisors to be sub-advisors under the 1940 Act, and therefore treat trading advisors as sub-advisors under the exemptive order. Approval by Fund shareholders is required before any authority granted under the exemptive order may be exercised. The approval of the Exemptive Relief is discussed in Proposal 4 below.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with respect to each Fund is available in the Funds’ Semi-Annual Report dated April 30, 2020.

Investment Sub-Advisory Agreement

Federated Investment Management Company (“Federated”) is the investment sub-advisor to the Acquired Fund. 361 Capital delegates management of the Acquired Fund’s fixed income strategy portfolio to Federated. Federated, located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of FII Holdings, Inc., a Delaware corporation with a principal address of 1105 N. Market Street, Suite 1300 Wilmington, DE 19801. FII Holdings, Inc. is a wholly-owned subsidiary of Federated Hermes, Inc. (“FHI”). Established in 1955 as Federated Investors, Inc., FHI provides comprehensive investment management services to institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.

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Federated provides investment advisory services to the Acquired Fund pursuant to a sub-advisory agreement among Federated, 361 Capital and the Trust on behalf of the Acquired Fund (the “Federated Sub-Advisory Agreement”) dated October 1, 2014. The Federated Sub-Advisory Agreement describes the services that Federated provides to the Acquired Fund. In the absence of willful misfeasance, bad faith or gross negligence on the part of Federated, or of reckless disregard by Federated of its obligations and duties under the Federated Sub-Advisory Agreement, Federated is not liable to 361 Capital, the Trust, the Acquired Fund, any shareholder of the Acquired Fund, or any other person or entity under the terms of the Federated Sub-Advisory Agreement for any mistake of law, investment decision or other action or omission on the part of Federated, or any director/trustee, officer, employee, agent, contractor or other representative of Federated. The Federated Sub-Advisory Agreement continues in force from year to year with respect to the Acquired Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Federated Sub-Advisory Agreement may be terminated with respect to the Acquired Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Acquired Fund or by 361 Capital on 60 days’ written notice to Federated or (ii) by Federated on 60 days’ written notice to the Trust and 361 Capital. In addition, the Federated Sub-Advisory Agreement will terminate automatically upon its assignment or upon termination of the Investment Advisory Agreement. The Federated Sub-Advisory Agreement with respect to the Acquired Fund was submitted for approval by the shareholders of the Acquired Fund on September 17, 2014, in connection with appointing Federated as sub-advisor to the Acquired Fund. The Federated Sub-Advisory Agreement with respect to the Acquired Fund was last renewed by the Trust’s Board on December 11-12, 2019.

Under the Federated Sub-Advisory Agreement, Federated receives an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule: 0.10% of the first $250 million of the Acquired Fund’s assets managed by Federated; and 0.08% of such assets over $250 million. The Acquired Fund paid Federated sub-advisory fees equal to 0.08% of its average daily net assets net of 0.01% fee waiver, for the fiscal year ended October 31, 2019. The investment advisory fees paid by the Acquired Fund to Federated and applicable fee waivers during the Acquired Fund’s most recent fiscal year ended October 31, 2019, were as follows:

Fund Name	Gross Sub-Advisory Fees	Sub-Advisory Fees Waived	Net Sub-Advisory Fees
361 Managed Futures Strategy Fund	$195,204	$(27,863)	$167,341

A discussion regarding the basis for the Board’s approval of the investment sub-advisory agreement with Federated is available in the Funds’ Semi-Annual Report dated April 30, 2020.

Currently, the Acquiring Fund does not have an investment sub-advisor. If the Reorganization is approved, Federated will not serve as an investment sub-advisor to the Acquiring Fund.

Trading Advisory Agreements

If Acquiring Fund shareholders approve Proposal 2 and 3, 361 Capital will appoint RCM as trading advisor for the Acquiring Fund and the Acquiring Fund Subsidiary pursuant to trading advisory agreements between 361 Capital and RCM. 361 Capital will pay RCM a trading advisory fee for its services in connection with each trading advisory agreement. For more information about RCM and the trading advisory agreements, please see the discussion of Proposal 3 below.

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Portfolio Managers of the Acquired Fund and Acquiring Fund

Each of the Acquired Fund and Acquiring Fund is managed by an investment committee of 361 Capital consisting of Blaine Rollins and Aditya Bhave. Randall Bauer of Federated, the current sub-advisor to the Acquired Fund, is the portfolio manager with respect to the fixed income strategy of the Acquired Fund’s portfolio. Federated is not currently and after the Reorganization will not be a sub-advisor to the Acquiring Fund.

Blaine Rollins, CFA is a Managing Director and on the portfolio management team at 361 Capital. His responsibilities include investment research, portfolio construction and management, hedging and trading strategies. Prior to joining 361 Capital in 2011, Mr. Rollins served as Executive Vice President at Janus Capital Group (now Janus Henderson) and portfolio manager of the Janus Fund, Janus Balanced Fund, Janus Equity Income Fund, and the Janus Triton Fund. He began his career as a financial analyst at AMG Guaranty Trust (formerly Asset Management Group) and has nearly three decades of financial services industry experience. Mr. Rollins earned a Bachelor’s degree in Finance from the University of Colorado. Mr. Rollins has also earned the designation of Chartered Financial Analyst® (CFA).

Aditya Bhave is on the portfolio management team at 361 Capital. He focuses on research, development, and testing of quantitative investment strategies, portfolio construction, risk management, trading and trade impact analysis. He is also responsible for proprietary software development and database design. Mr. Bhave co-developed the firm’s proprietary trading, analysis, and backtesting software platforms. His research interests include machine learning, advanced statistical analysis, behavioral biases, and general finance and economics. Mr. Bhave graduated from University of Denver’s Daniels College of Business with a Master of Science in Finance. He received his Bachelor of Arts degree with a double major in Finance and Economics from Franklin & Marshall College.

Randall S. Bauer, CFA is a Senior Vice President, Senior Portfolio Manager and Head of Structured Products Group for Federated. Mr. Bauer is responsible for management and administration of structured product portfolios, as well as portfolio management of products with investment concentrations in investment-grade and short duration securities. Mr. Bauer has over 38 years of investment experience. Prior to joining Federated, he worked in the Credit Policy and International Banking Divisions at PNC Bank Corp. Mr. Bauer holds a B.A. from the University of Pennsylvania and an M.B.A. in Finance from the Pennsylvania State University. He is a Chartered Financial Analyst®.

The Acquired Fund’s and Acquiring Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

If Acquiring Fund shareholders approve Proposals 2 and 3, 361 Capital will appoint RCM as trading advisor for the Acquiring Fund and the Acquiring Fund Subsidiary pursuant to trading advisory agreements between 361 Capital and RCM. The Acquiring Fund and the Acquiring Fund Subsidiary will be managed by an investment committee of RCM consisting of Michael Mundt and T. Robert Olson. For information about the RCM portfolio managers proposed to manage the Acquiring Fund Subsidiary and any portion of the Acquiring Fund’s assets allocated to RCM, please see the discussion of Proposal 3 below.

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F.	Information on Shareholder Rights

The following is a very general summary of certain important provisions of the governing instruments and governing laws applicable to the Trust, but is not a complete description. It is qualified in its entirety by reference to the governing documents. Further information about the Trust’s governance structure is contained in the Funds’ SAI and the Trust’s governing documents, which are on file with the SEC.

Form of Organization. The Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust (“Declaration of Trust”), By-Laws and a Board of Trustees. The operations of the Trust are also governed by applicable state and federal law.

Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent. Pursuant to the Declaration of Trust, shareholders have the power to vote only for the following: (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other types of organizations or individuals who provide services for or on behalf of the Trust and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Trust or any series of the Trust; (iv) with respect to any amendment of the Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as to a class action on behalf of Trust or any series of the Trust, or the shareholders of any of them, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC or any State, or as the Trustees may consider necessary or desirable.

The presence in person (or via a virtual meeting, in applicable) or by proxy of one-third of the holder of shares of the Trust entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration of Trust or By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquired Fund or Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the Declaration of Trust or By-Laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. The Trust is not required to, and does not, have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The Trust must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the shares outstanding.

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Shareholder Liability. The Trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or any of its series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund or the Acquiring Fund, respectively. Shareholders of the Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability. The Trust indemnifies trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust does not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. The Board of Trustees of the Trust may amend the Declaration of Trust by an instrument signed by a majority of the Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

G.	Comparison of Distribution, Purchase and Redemption Procedures, Rule 12b-1 Distribution Plan and Shareholder Service Fees

Distribution

Because each Fund is a series of the Trust, shares of each class of the Acquiring Fund are distributed in the same way as shares of the same class of the Acquired Fund, and the method of their distribution will not be affected by the Reorganization.

Purchase and Redemption Procedures

Because each Fund is a series of the Trust, the Reorganization will not affect the purchase and redemption procedures of any class of the Acquired Fund. After the Reorganization, shareholders of the Acquiring Fund will be able to exchange their shares for shares of other series of the Trust managed by 361 Capital. The investment minimums and subsequent investment minimums for the Acquired Fund and Acquiring Fund are the same.

Rule 12b-1 Distribution Plan

The Trust has adopted a plan on behalf of each Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows a Fund to pay distribution fees for the sale and distribution of its Investor Class shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Investor Class shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of the average daily net assets attributable to a Fund’s Investor Class shares. Since these fees are paid out of a Fund’s assets attributable to the Fund’s Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of a Fund associated with that class of shares.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

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Shareholder Service Fee

Each Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

H.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Reorganization Agreement to reorganize the Acquired Fund into the Acquiring Fund. If the Reorganization is completed, shareholders that hold Investor Class Shares of the Acquired Fund will receive Investor Class Shares of the Acquiring Fund and shareholders that hold Class I Shares of the Acquired Fund will receive Class I Shares of the Acquiring Fund. If the Reorganization Agreement is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) the number of full and fractional shares of the Acquiring Fund of each class corresponding to an outstanding class of shares of the Acquired Fund which will be equal to (a) the aggregate net asset value of the Acquired Fund attributable to that class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”), divided by (b) the net asset value per share of such class of such class of Acquiring Fund shares as of the Closing, and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute to its shareholders of record as of the Closing the shares of the Acquiring Fund in proportion to the respective numbers of Acquired Fund shares of each class of shares of the Acquired Fund held by such shareholders by instructing the Trust’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable exchange fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional shares of each class of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the corresponding class of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV per share. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

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The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective on November 13, 2020, or such other date agreed to by the parties.

361 Capital has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. 361 Capital will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Notwithstanding the foregoing, expenses will be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would prevent a Fund from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code. The Reorganization Agreement may be amended by the parties in writing at any time, provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by the Board if, among other reasons, the Board determines that the Reorganization is not in the best interest of its shareholders.

2.	Description of the Securities to be Issued

The Trust is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series, including the Acquiring Fund. Shares of each series of the Trust represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

3.	Board Considerations Relating to the Proposed Reorganization

The Board considered and discussed the Reorganization at a meeting held on August 17, 2020. In its review of the Reorganization, the Board was assisted by legal counsel, and the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, were also assisted by independent legal counsel. In reaching its decision to approve and recommend that Acquired Fund shareholders approve the Reorganization, the Board concluded that the participation of the Acquired Fund and the Acquiring Fund in the Reorganization is in the best interests of each Fund, as well as in the best interests of shareholders of each Fund, and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board inquired into a number of matters and considered, among other things:

●	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Acquired Fund and that the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

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●	the compatibility of the investment objectives, policies and strategies of the Acquired Fund and the Acquiring Fund;

●	that the historical performance of the Acquiring Fund was generally higher than the performance of the Acquired Fund during the same periods (for the period ending March 31, 2020);

●	the investment experience, expertise and financial resources of, and the nature and quality of the services provided by 361 Capital and the proposed trading advisor of the Acquiring Fund and Acquiring Fund Subsidiary;

●	the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Fund;

●	that the investment advisory fee of the Acquiring Fund is lower than the investment advisory fee of the Acquired Fund and that shareholders of the Acquired Fund are expected to pay lower total operating expenses (before and after waivers and expense reimbursements) after the Reorganization is completed;

●	that 361 Capital had agreed to continue the Acquiring Fund’s expense limitation for a period of at least two years from the date of the Reorganization;

●	that the Reorganization would not result in the dilution of shareholders’ interests;

●	that 361 Capital will bear the costs of the proposed Reorganization;

●	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval;

●	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their shares before the Reorganization; and

●	that, absent the Reorganization, the liquidation of the Acquired Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for tax purposes.

After consideration of these and other factors it deemed appropriate, the Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization or the Reorganization is not consummated, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what steps to take, including potentially approving the liquidation of the Acquired Fund or changing the Acquired Fund’s investment strategy to invest, directly through the Acquired Fund and/or indirectly through the Acquired Fund Subsidiary, in futures contracts and futures-related instruments.

4.	Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Acquired Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

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As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing the Acquired Fund’s taxable year, or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the Acquiring Fund shares that the Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

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In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the Closing, the Acquired Fund will, as necessary, declare and pay one or more dividends and/or other distributions, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Acquired Fund’s shareholders all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for each taxable year ending on or before the closing date of the Reorganization (and treating the Acquired Fund’s current taxable year as ending on the Closing Date). Any such distribution will generally be taxable income to the Acquired Fund’s shareholders. The Acquiring Fund may make comparable distributions to its shareholders before the Closing.

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years. As of October 31, 2019, the Funds’ unused capital loss carryforwards are as follows:

Fund	Total
361 Managed Futures Strategy Fund	$4,053,812
361 Global Managed Futures Strategy Fund	$2,959,315

On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a number of different limitations on the Acquiring Fund’s ability to use realized and unrealized losses of the Acquired Fund and the Acquiring Fund. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards of the Acquired Fund (including from the Acquired Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the Acquired Fund (including carryforwards generated in the tax year of the Acquired Fund ending on the Closing Date). Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Acquired Fund own less than 50% of the Acquiring Fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the Acquired Fund’s assets on the Closing Date of the Reorganization. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Acquired Fund’s carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

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The Reorganization may result in limitations on the Acquiring Fund’s ability, after the Reorganization, to use capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets at the time of the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization.

If the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring Fund, post-Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than the shareholders of the Fund that incurred them. By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have if the Reorganization did not occur.

Since the Reorganization is not expected to close until November of 2020, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the date of the Reorganization. The ability of each Fund to use capital losses to offset gains (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Capitalization

The following table shows, as of August 31, 2020 (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date (a):

(unaudited)	Acquired Fund	Acquiring Fund	Pro forma Adjustments		Pro forma Acquiring Fund
Net Assets
Investor Class Shares	$19,669,582	$4,242,933	--		$23,912,515
Class I Shares	$20,422,301	$12,450,927	--		$32,873,228
Total	$40,091,883	$16,693,860	--		$56,785,743

Shares Outstanding
Investor Class Shares	1,959,397	425,290	11,503	(b)	2,396,190
Class I Shares	1,995,928	1,228,086	18,106	(b)	3,242,120
Total	3,955,325	1,653,376	29,609	(b)	5,638,310

Net Asset Value per Share
Investor Class Shares	$10.04	$9.98	--		$9.98
Class I Shares	$10.23	$10.14	--		$10.14

(a)	The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Acquiring Fund will be received by Acquired Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Pro Forma Acquiring Fund that actually will be received by Acquired Fund shareholders.
(b)	To adjust Shares Outstanding of the Pro Forma Acquiring Fund based on combining the Acquired Fund at the Acquiring Fund’s Net Asset Value per Share.

The Acquiring Fund will be the accounting survivor following the Reorganization.

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I.	Comparison of Performance Information

The following past performance information for each Fund is set forth below: (1) a bar chart showing changes in the Fund’s performance for Class I Shares from year to year for the calendar years since the Fund’s inception, and (2) a table detailing how the average annual total returns of the Fund, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class I Shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns for classes other than Class I Shares will vary from returns shown for Class I Shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar chart and table below provide some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year for Class I Shares and by showing how the average annual total returns of Class I Shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Funds’ website, www.361funds.com. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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361 Managed Futures Strategy Fund

Calendar Year Total Return (before taxes)

For each calendar year at NAV

The year-to-date return as of June 30, 2020 was -15.92%.

Class I
Highest Calendar Quarter Return at NAV	8.15%	Quarter Ended 06/30/2012
Lowest Calendar Quarter Return at NAV	(5.05)%	Quarter Ended 09/30/2015

Average Annual Total Returns (for periods ended December 31, 2019)	1 Year	5 Years	Since Inception (December 20, 2011)
Class I - Return Before Taxes	6.38%	1.69%	3.26%
Class I - Return After Taxes on Distributions*	5.81%	1.58%	2.98%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	3.77%	1.25%	2.48%
Investor Class – Return Before Taxes	6.11%	1.43%	3.01%
FTSE 3-month T-Bill Index (Reflects No Deductions for Fees, Expenses or Taxes)	2.25%	1.05%	0.67%
*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

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361 Global Managed Futures Strategy Fund

Calendar Year Total Return (before taxes)

For each calendar year at NAV

The year-to-date return as of June 30, 2020 was -8.60%.

Class I
Highest Calendar Quarter Return at NAV	5.24%	Quarter Ended 03/31/2016
Lowest Calendar Quarter Return at NAV	(3.80)%	Quarter Ended 03/31/2018

Average Annual Total Returns (for periods ended December 31, 2019)	1 Year	5 Years	Since Inception (February 12, 2014)
Class I - Return Before Taxes	4.71%	4.26%	3.00%
Class I - Return After Taxes on Distributions*	4.68%	3.78%	2.60%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	2.79%	3.18%	2.22%
Investor Class – Return Before Taxes	4.51%	4.02%	2.75%
FTSE 3-Month T-Bill Index (Reflects No Deductions for Fees, Expenses or Taxes)	2.25%	1.05%	0.89%
*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

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Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 28% and the Acquiring Fund’s portfolio turnover rate was 0.00%.

II.	Proposal 2 – Approval of Investment Advisor for Each Subsidiary

The Board has called the Special Meeting to ask shareholders of the Acquiring Fund to consider and vote on the appointment of 361 Capital as investment advisor to the Acquiring Fund Subsidiary. In addition, the Board is seeking Acquired Fund shareholder approval of the appointment of 361 Capital as investment advisor with respect to the Acquired Fund Subsidiary. If Acquired Fund shareholders do not approve the proposed Reorganization or the proposed Reorganization is not consummated (see Proposal 1), 361 Capital and the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund or changing the Acquired Fund’s investment strategy to permit the Acquired Fund to invest in futures contracts and futures related instruments, such as forwards and options, directly and/or indirectly through the Acquired Fund Subsidiary. If Acquired Fund shareholders do not approve the proposed Reorganization or the proposed Reorganization is not consummated, but Acquired Fund shareholders approve the appointment of 361 Capital as investment advisor to the Acquired Fund Subsidiary, 361 Capital will have more flexibility with respect to management of the Acquired Fund, if 361 Capital determines to continue operating the Acquired Fund. If shareholders of a Fund approve 361 Capital as the investment advisor to the respective Subsidiary, 361 Capital will be responsible for managing the Subsidiary in accordance with the Subsidiary’s investment objective and policies.

At a meeting on June 17-18, 2020, the Board considered the proposed appointment of 361 Capital as investment advisor for each Subsidiary, subject to approval by shareholders of each Fund. If approved by a Fund’s shareholders, the respective Subsidiary may enter into an investment advisory agreement with 361 Capital (each a “Subsidiary Investment Advisory Agreement” and collectively, the “Subsidiary Investment Advisory Agreements”). Each Subsidiary Investment Advisory Agreement provides that 361 Capital, subject to the supervision of the Board, will provide the Subsidiary with investment advice, make recommendations with respect to the selection and continued employment of sub-advisors and trading advisors to manage the Subsidiary’s assets, perform diligence on and monitor sub-advisors and trading advisors, investment performance and adherence to compliance procedures, and oversee the investments made by sub-advisors and trading advisors. A Fund’s Subsidiary will have the same investment objective as the Fund.

The Board, including the Independent Trustees, voted unanimously to approve each Subsidiary Investment Advisory Agreement for an initial two-year term, and to recommend approval of the appointment of 361 Capital as investment advisor to each Subsidiary.

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A.          Proposed Subsidiary Investment Advisory Agreements

Under each Subsidiary Investment Advisory Agreement, 361 Capital will be responsible for the overall supervision of the general investment management and investment operations of a Subsidiary and for overseeing the trading advisor with respect to the Subsidiary’s operations. The proposed appointment of 361 Capital as investment advisor for a Fund’s Subsidiary will not affect the Fund’s investment objective or restrictions, and shareholders are not being asked to approve any changes to a Fund’s investment objective or restrictions.

If approved by a Fund’s shareholders, its Subsidiary Investment Advisory Agreement would remain in effect for a period of two years from the date of its effectiveness and would continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. Each Subsidiary Investment Advisory Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving 361 Capital 60 days’ notice, or by 361 Capital upon giving the Trust 60 days’ written notice. Each Subsidiary Investment Advisory Agreement shall terminate immediately upon its assignment or upon termination of 361 Capital’s investment advisory agreement with the Trust with respect to the corresponding Fund.

Under the terms of each Subsidiary Investment Advisory Agreement, 361 Capital will not be liable for any error of judgment or mistake of law, or for any loss suffered by 361 Capital or the Subsidiary in connection with matters to which the Subsidiary Investment Advisory Agreement relates, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of 361 Capital in the performance of its duties or from reckless disregard by 361 Capital of its duties under the Subsidiary Investment Advisory Agreement. The form of the Proposed Subsidiary Investment Advisory Agreement is attached to this Combined Prospectus and Proxy Statement as Appendix E.

B.          Consideration of Subsidiary Investment Advisory Agreements

At its June 17-18, 2020, meeting, in connection with its review of the proposed Subsidiary Investment Advisory Agreements, the Trustees discussed among other things, the nature, extent and quality of the services to be provided by 361 Capital with respect to each Fund’s Subsidiary; 361 Capital’s experience managing and overseeing sub-advisors for certain other series of the Trust; the potential benefits to 361 Capital expected to result from its relationship with each Subsidiary; the proposed advisory fee to be paid to 361 Capital with respect to each Subsidiary; and that 361 Capital would waive a portion of its advisory fee with respect to the corresponding Fund in an amount equal to the advisory fees 361 Capital receives for managing the Fund’s Subsidiary. The Board received a memorandum from the legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of each Subsidiary Investment Advisory Agreement.

In approving each Subsidiary Investment Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

The Board noted its familiarity with 361 Capital as the investment advisor to the Funds and to other series of the Trust, and considered the overall quality of services proposed to be provided by 361 Capital to each Fund’s Subsidiary. In doing so, the Board considered the specific responsibilities 361 Capital would have for management of the assets and oversight of the applicable Subsidiary as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Subsidiary. The Board also considered the respective roles of the 361 Capital and RCM, the proposed trading advisor of each Subsidiary, noting that 361 Capital would provide overall supervision of the general investment management and investment operations of each Subsidiary and oversee RCM with respect to the Subsidiary’s operations, including monitoring the investment and trading activities of RCM, and monitoring the Subsidiary’s compliance with its investment policies. The Board also considered the overall quality of 361 Capital’s organization and operations and its compliance structure. Based on its review, the Board and the Independent Trustees concluded that 361 Capital had sufficient quality and depth of personnel, resources and experience necessary to perform its duties under each proposed Subsidiary Investment Advisory Agreement. The Board and the Independent Trustees also concluded that, based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by 361 Capital to each Fund’s Subsidiary would be satisfactory.

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The Board considered that the advisory fee rate pursuant to each Subsidiary Investment Advisory Agreement was the same as the advisory fee rate paid to 361 Capital by the corresponding Fund, and that 361 Capital had agreed, for so long as each of the Acquiring Fund and Acquired Fund invests in its Subsidiary, to waive the advisory fee it receives from the Acquiring Fund and Acquired Fund, respectively, in an amount equal to the advisory fee paid to 361 Capital by the corresponding Subsidiary. The Board noted that 361 Capital does not manage any other accounts with the same objectives and policies as each Fund, and therefore they did not have a good basis for comparing each Fund’s and its Subsidiary’s advisory fee with those of other similar client accounts of 361 Capital. The Board concluded that the compensation payable to 361 Capital under each Subsidiary Investment Advisory Agreement was fair and reasonable in light of the nature and quality of the services it was expected to provide to each Subsidiary.

The Board considered that the rate of profitability to 361 Capital from its relationship with each Subsidiary was the same as that of 361 Capital’s relationship with the corresponding Fund, which they determined was reasonable. The Board also considered the potential benefits to be received by 361 Capital as a result of its relationship with each Subsidiary, including the intangible benefits of its association with the Subsidiary and the corresponding Fund generally and any favorable publicity arising in connection with the performance of the Fund and the Subsidiary. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Subsidiaries were not likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Subsidiaries grow.

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Subsidiary Investment Advisory Agreement is in the best interests of the applicable Fund, the applicable Subsidiary, and the shareholders of the Fund and the Subsidiary and, accordingly, approved each Subsidiary Investment Advisory Agreement for an initial two-year term.

361 Capital complies with the provisions of the 1940 Act relating to investment advisory contracts. A discussion regarding the basis for the Board’s approval of the Subsidiary Investment Advisory Agreement with respect to each Fund will be available in the Funds’ Semi-Annual Report dated April 30, 2021.

C.          Information Regarding 361 Capital

361 Capital, located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, is the investment advisor to the Acquired Fund and Acquiring Fund. Founded in 2001, 361 Capital is an SEC registered investment advisor and provides investment advice to institutions and high-net-worth investors. As of August 31, 2020, 361 Capital’s total assets under management were approximately $815 million. 361 Capital is registered with the CFTC as a “commodity pool operator.”

Principal Executive Officers of 361 Capital

The names and principal occupations of each principal executive officer and director of 361 Capital are listed below. Unless otherwise noted, the address of each person listed is 361 Capital, LLC, 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237.

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Name	Principal Occupation
Thomas Florence	Member and Chief Executive Officer
Blaine Rollins	Member
Joshua Vail	President
Wade Clouse	Chief Compliance Officer
Joseph Paonessa	Chief Financial Officer
Forestview Ventures, LLC	Managing Member
Lighthouse Investment Partners, LLC	Member
Lovell Minnick Equity Partners III LP	Member
LM 361 Capital Investment Partnership LP	Member

Other Funds Managed by 361

361 Capital does not serve as investment advisor to any other mutual fund which has investment objectives similar to those of each Fund and its respective Subsidiary.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE ACQUIRED FUND AND ACQUIRING FUND APPOINT 361 CAPITAL AS INVESTMENT ADVISOR TO THE RESPECTIVE SUBSIDIARY.

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III.	Proposal 3 – Approval of Trading Advisor

Based on the recommendation of 361 Capital, the investment advisor for the Acquired Fund and Acquiring Fund, the Board has called the Special Meeting to ask shareholders of the Acquiring Fund to consider and vote on the appointment of RCM as trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary. The Board is also seeking Acquired Fund shareholder approval of the appointment of RCM as trading advisor with respect to the Acquired Fund and the Acquired Fund Subsidiary. If Acquired Fund shareholders do not approve the proposed Reorganization or the proposed Reorganization is not consummated (see Proposal 1), 361 Capital and the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund or changing the Acquired Fund’s investment strategy to permit the Acquired Fund to invest in futures and futures-related instruments, such as forwards and options, directly and/or indirectly through the Acquired Fund Subsidiary. If Acquired Fund shareholders do not approve the proposed Reorganization or the proposed Reorganization is not consummated, but Acquired Fund shareholders approve the appointment of RCM, 361 Capital will have more flexibility with respect to management of the Acquired Fund, if 361 Capital determines to continue operating the Acquired Fund. In addition to shareholder approval of this Proposal 3, appointment of RCM as a trading advisor for a Subsidiary is also dependent on shareholders of the applicable Fund approving Proposal 2.

Pursuant to separate investment advisory agreements and subject to the general supervision of the Board, 361 Capital is responsible for managing each Fund and, subject to shareholder approval of Proposal 2, each Subsidiary in accordance with the Fund’s or Subsidiary’s investment objective and policies. As each Fund’s or Subsidiary’s investment advisor, 361 Capital has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, including trading advisors, and in that connection is responsible for making recommendations to the Board of Trustees with respect to hiring, termination and replacement of any sub-advisor or trading advisor of a Fund or a Subsidiary.

At meetings held on June 17-18, 2020, and September 16-17, 2020, the Board considered the proposed appointment of RCM as trading advisor for each Fund and its respective Subsidiary, subject to approval by Fund shareholders. If approved by a Fund’s shareholders, 361 Capital may enter into trading advisory agreements with RCM (each a “RCM Trading Advisory Agreement” and collectively, the “RCM Trading Advisory Agreements”) with respect to that Fund and its Subsidiary. The RCM Trading Advisory Agreements provide that RCM will make the investment decisions for and continuously review, supervise and administer the investment program of a Fund’s Subsidiary or the portion of the respective Fund’s portfolio allocated to RCM, if any, subject to the supervision of, and policies established by, 361 Capital and the Board. A Fund’s Subsidiary will have the same investment objective as the Fund, and if approved by shareholders, will be advised by 361 Capital (see Proposal 2).

Currently, 361 Capital has entered into a consulting services agreement pursuant to which RCM provides 361 Capital with non-discretionary research consulting services, on an occasional basis, including investment views on asset classes (including commodities markets) identified by 361 Capital. 361 Capital manages each Fund using 361 Capital’s managed futures trading strategies, and has sole discretion regarding whether to adopt the views provided by RCM in determining investments for the Acquiring Fund and the Acquired Fund. If the Subsidiary Investment Advisory Agreement and the RCM Trading Advisory Agreements with respect to the Acquiring Fund and the Acquiring Fund Subsidiary are approved, and the Reorganization is approved and consummated, 361 Capital will terminate this consulting services arrangement and RCM will be directly responsible for the investments of the Acquiring Fund Subsidiary and any portion of the Acquiring Fund’s portfolio allocated to RCM by 361 Capital, in accordance with RCM’s managed futures program trading strategies, subject to the oversight of 361 Capital. If the Subsidiary Investment Advisory Agreements and the RCM Trading Advisory Agreements are approved, but the Reorganization is not approved or is not consummated, 361 Capital will terminate this consulting services arrangement and RCM will be directly responsible for the investments of each Subsidiary and any portion of a Fund’s portfolio allocated to RCM, in accordance with RCM’s managed futures program trading strategies, subject to the oversight of 361 Capital.

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The Acquiring Fund currently focuses on investment in long or short positions in futures contracts for which the underlying reference asset is an index comprised primarily of non-U.S. issuers, although for brief periods of time the Acquiring Fund may take temporary cash positions when 361 Capital’s quantitative models dictate that the Acquiring Fund exit a number of its positions simultaneously. If RCM is appointed as trading advisor by shareholders of the Acquiring Fund, 361 Capital intends to change the Acquiring Fund’s investment strategy. In particular, the Acquiring Fund will invest in futures and futures-related instruments, such as forwards and options, through the Acquiring Fund Subsidiary. In addition, the Acquiring Fund will continue to be permitted to invest directly in futures contracts and futures-related instruments. The Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments will be based on a wide range of asset classes, including equity indices, fixed income, currencies and commodities. The Acquiring Fund will seek exposure to broadly diversified global markets (i.e., U.S. and non-U.S. markets, including emerging markets) and expects that, under normal circumstances, it will have exposure to at least three different countries other than the United States.

If Acquiring Fund shareholders approve Proposals 2 and 3, the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments will be directed by RCM, employing its managed futures program trading strategies. The Acquiring Fund will be permitted to invest up to 25% of its total assets in the Acquiring Fund Subsidiary. 361 Capital expects to invest the Acquiring Fund’s assets that are not allocated to RCM or to the Acquiring Fund Subsidiary in short-term investments including cash, cash equivalents, securities issued by the U.S. government or money market funds. The Acquiring Fund Subsidiary may also hold cash, or invest in cash equivalents, U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

If Acquired Fund shareholders do not approve the proposed Reorganization or the proposed Reorganization is not consummated, 361 Capital and the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund or changing the Acquired Fund’s investment strategy to invest, directly through the Acquired Fund and indirectly through the Acquired Fund Subsidiary, in futures contracts and futures-related instruments with RCM as trading advisor (subject to approval of Proposal 3 by Acquired Fund shareholders), similar to the Acquiring Fund.

The Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined in the 1940 Act, voted unanimously to approve the RCM Trading Advisory Agreements for an initial two-year term, and to recommend approval of the appointment of RCM as trading advisor to the shareholders of each Fund.

A.          Proposed RCM Trading Advisory Agreements

Under the RCM Trading Advisory Agreements, RCM will be responsible for making investment decisions on behalf of a Fund’s Subsidiary and any portion of a Fund’s portfolio allocated to RCM. The proposed appointment of RCM as a trading advisor for a Fund’s Subsidiary and any portion of the Fund’s portfolio will not affect the Fund’s investment objective or restrictions, and shareholders are not being asked to approve any changes to a Fund’s investment objective or restrictions. If RCM is appointed a trading advisor for a Fund or its Subsidiary, however, the Fund’s investment strategy will change as noted above.

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If approved by a Fund’s shareholders, the RCM Trading Advisory Agreements would remain in effect with respect to the Fund and its respective Subsidiary for a period of two years from the date of its effectiveness and would continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. The RCM Trading Advisory Agreements, with respect to a Fund and its Subsidiary, may be terminated at any time, without the payment of any penalty: (i) by the Trust on 60 days’ written notice to RCM, provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust or by the vote of the holders of a majority of the voting securities of the respective Fund; (ii) by 361 Capital on 60 days’ written notice to the Trust and RCM; or (iii) by RCM on 60 days’ written notice to the Trust. The RCM Trading Advisory Agreements shall terminate immediately upon their assignment or upon termination of 361 Capital’s investment advisory agreement with the Trust with respect to the corresponding Fund. In addition, the RCM Trading Advisory Agreements with respect to each Subsidiary shall terminate immediately upon termination of the investment advisory agreement between 361 Capital and each Subsidiary (see Proposal 2).

Under the terms of the RCM Trading Advisory Agreements, RCM will not be liable for any error of judgment, any act or omission, any mistake of law, or for any loss suffered by the trading advisor, a Fund, or a Subsidiary in connection with matters to which the RCM Trading Advisory Agreements relate, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of RCM in the performance of its duties or from reckless disregard by RCM of its duties under the RCM Trading Advisory Agreements. The form of the Proposed RCM Trading Advisory Agreement with respect to the Subsidiaries and the Proposed RCM Trading Advisory Agreement with respect to the Funds are attached to this Combined Prospectus and Proxy Statement as Appendix F and Appendix G, respectively. 361 Capital will pay RCM a trading advisory fee for its services in connection with each trading advisory agreement from the fee 361 Capital receives from the Funds and Subsidiaries.

B.          Consideration of RCM Trading Advisory Agreements

At its June 17-18, 2020 meeting, in connection with its review of the proposed RCM Trading Advisory Agreements, the Trustees discussed among other things, the nature, extent and quality of the services to be provided by RCM with respect to each Fund and its Subsidiary; the proposed trading advisory fees to be paid to RCM; and the potential benefits to RCM expected to result from its relationship with each Fund and its Subsidiary. The Board considered a variety of matters with respect to RCM, including information about the organization and financial condition of RCM; information regarding the background and experience of relevant personnel who would be providing services to each Fund and its Subsidiary; information regarding the performance of RCM’s Alpha Program, which is the same program that RCM would use with respect to each Fund and its respective Subsidiary; information about fees charged by RCM to other clients with similar strategies as the Funds; and information about RCM’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also received a memorandum from the legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the RCM Trading Advisory Agreements. At its September 16-17, 2020, meeting, the Board considered a form of RCM Trading Advisory Agreement for each Fund that was different from the form the Board had approved at the June meeting (but was substantially similar to the form of RCM Trading Advisory Agreement that it had approved for each Subsidiary), and a slightly different trading advisory fee schedule than it had approved at the June meeting.

In approving the RCM Trading Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

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The Board considered information included in the meeting materials regarding the performance of RCM’s Alpha Program, which is the same program RCM would use to manage its portion of each Fund and the Fund’s Subsidiary, compared to the Societe Generale Short-Term Traders Index (the “Index”) over the past five calendar years ended December 31, 2019. The Board observed that RCM’s Alpha Program outperformed the Index for four of the past five years. The Board also considered the overall quality of services proposed to be provided by RCM to a Fund and its Subsidiary. In doing so, the Board considered the specific responsibilities RCM would have for management of the portion of a Fund’s portfolio allocated to it and the assets of the Fund’s Subsidiary, as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund and its Subsidiary. The Board also considered the overall quality of RCM’s organization and operations and its compliance structure. Based on its review, the Board and the Independent Trustees concluded that RCM had sufficient quality and depth of personnel, resources and investment methods necessary to perform its duties under the proposed RCM Trading Advisory Agreements. The Board and the Independent Trustees also concluded that, based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by RCM to each Fund and its Subsidiary would be satisfactory.

The Board reviewed information regarding the fees to be charged by RCM and observed that such fees were consistent with the fees charged by RCM with respect to other funds managed by RCM using similar strategies as those it would use to manage the Funds and the Subsidiaries. The Board noted that 361 Capital would be paying RCM’s trading advisory fee out of 361 Capital’s investment advisory fee. At the June and September meetings, the Board and the Independent Trustees concluded that the compensation payable to RCM under the proposed RCM Trading Advisory Agreements was fair and reasonable in light of the nature and quality of the services it was expected to provide to each Fund and its Subsidiary.

The Board also considered the potential benefits to be received by RCM as a result of its relationship with a Fund and its Subsidiary (other than the fees paid to it), including research services that may be made available to it by broker-dealers providing execution services for a Fund and its Subsidiary, and the intangible benefits of its association with a Fund and its Subsidiary generally and any favorable publicity arising in connection with a Fund’s and its Subsidiary’s performance.

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each RCM Trading Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved each RCM Trading Advisory Agreement for an initial two-year term. RCM complies with the provisions of the 1940 Act relating to the approval of investment advisory agreements.

C.          Information Regarding RCM

RCM is a Colorado-based limited liability company formed in 2004. RCM is registered with the CFTC as a commodity trading advisor and commodity pool operator and is a member of the National Futures Association. RCM has been trading proprietary capital since January 2005. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations. As of August 31, 2020, RCM had $598.5 million in assets under management. RCM is controlled by its Principals, Michael Mundt and T. Robert Olson.

Portfolio Managers of the Trading Advisor

If the appointment of RCM is approved by Fund shareholders, the following individuals will serve as portfolio managers to each Fund and its respective Subsidiary:

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Michael Mundt – Principal. Dr. Mundt’s tasks primarily consist of model development, business/marketing, and coordinating RCM’s overall business and trading strategy. Dr. Mundt’s background is in engineering and applied science. He received his Bachelor of Science degree in Aerospace Engineering from the University of Colorado in 1989. He was awarded a PhD in Aerospace Engineering in 1993, also from the University of Colorado; his thesis involved the exploration of chaos and turbulence in simple weather/climate models. After the completion of his academic studies, Dr. Mundt transitioned into the technology industry. He was employed by Seagate Technology, a hard-disk drive company, as an engineer specializing in computational fluid mechanics between March 1998 and July 2007.

T. Robert Olson – Principal. Dr. Olson oversees the architecture and development of the hardware and software computing infrastructure at RCM. Dr. Olson received his Bachelor of Science degree in Aerospace Engineering at the University of Arizona in 1989. He received his Master’s and Doctorate degrees in Aerospace Engineering at the University of Colorado in 1992 and 1996, respectively. Dr. Olson was employed at Raytheon Technology, an aerospace defense contractor, from June 1996 through June 2006. His primary job duties included code/software development, data analysis, and the development of statistical algorithms to process high-frequency real-time data.

Principal Executive Officers of RCM

The names and principal occupations of each principal executive officer and director of RCM are listed below. Unless otherwise noted, the address of each person listed is Revolution Capital Management, LLC, 1400 16th Street, Suite 510, Denver, Colorado 80202.

Name	Principal Occupation
Michael D. Mundt	Managing Member and Chief Compliance Officer
T. Robert Olson	Managing Member

Other Funds Managed by RCM

RCM does not currently serve as advisor or sub-advisor to any other mutual fund having investment objectives similar to those of each Fund and its respective Subsidiary.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE ACQUIRED FUND AND ACQUIRING FUND APPOINT RCM AS TRADING ADVISOR TO THE RESPECTIVE FUND.

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IV.	Proposal 4 – Implementation of “Manager of Managers” Arrangement

Based on the recommendation of 361 Capital, the Board of Trustees believes that it is in the best interests of each Fund and its respective shareholders to provide 361 Capital and the Board with increased flexibility to recommend, supervise, evaluate and change unaffiliated sub-advisors (including trading advisors) of a Fund and its respective Subsidiary without incurring the significant delay and expense associated with obtaining prior shareholder approval and has called the Special Meeting to ask shareholders of each Fund to consider and vote on the implementation of a “manager of managers” arrangement for their respective Fund and/or its Subsidiary.

A.	Benefit to the Funds

Without the approval of the “manager of managers” arrangement, a shareholder meeting (such as the Special Meeting) would be required before a Fund or its respective Subsidiary appoints an unaffiliated sub-advisor or trading advisor or materially amends a sub-advisory agreement or trading advisory agreement with an existing unaffiliated sub-advisor or trading advisor. Additionally, a Fund would have to seek shareholder approval of a new sub-advisory agreement or trading advisory agreement with respect to the Fund or its Subsidiary if an unaffiliated sub-advisor or trading advisor undergoes a change in control, even if there will be no change in the persons managing the Fund or its Subsidiary. Each time a shareholder meeting is called, a Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne directly or indirectly by the Fund, thereby reducing shareholders’ investment returns. A “manager of managers” arrangement allows the Board and 361 Capital to make decisions regarding unaffiliated sub-advisory and commodity trading services solely with regard to merit and without factoring into the decisions the significant costs and time delays associated with seeking and obtaining shareholder approval. The Board and 361 Capital anticipate that a “manager of managers” arrangement will permit the Funds to operate more efficiently and cost-effectively.

If Proposal 4 is approved by shareholders of a Fund, the Board of Trustees will oversee the selection and engagement of sub-advisors and trading advisors for the Fund and any Subsidiary. Further, the Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements and trading advisory agreements. Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement and trading advisory agreement for renewal annually, following an initial two-year period. Prior to entering into, renewing or amending a sub-advisory agreement or trading advisory agreement, 361 Capital and the relevant sub-advisor or trading advisor will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding that agreement.

B.	Effect on Fees and Quality of Advisory Services

Proposal 4 does not affect the amount of investment advisory fees paid by the Funds or the Subsidiaries to 361 Capital. When entering into and amending sub-advisory agreements and trading advisory agreements, 361 Capital will negotiate fees paid to the sub-advisors for their services. The fees paid to 361 Capital by the Funds and the Subsidiaries will be considered by the Board in approving and renewing the advisory agreement, sub-advisory agreements and trading advisory agreements.

Proposal 4 does not limit the fees paid by 361 Capital to a sub-advisor or trading advisor except as described in the following paragraph. Subject to such restriction, the actual level of such fees with respect to each sub-advisor or trading advisor will be negotiated by 361 Capital and will be considered by the Board in approving and renewing sub-advisory agreements or trading advisory agreements.

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Under Proposal 4, shareholder approval will continue to be required to increase the aggregate advisory fee rate paid by a Fund. However, shareholder approval will not be required if a Fund hires a new sub-advisor or trading advisor, so long as the aggregate fee rate paid by the Fund does not increase. Whether or not shareholders approve Proposal 4, 361 Capital will continue to be required to provide the same level of services to each Fund as it currently provides.

C.	Conditions for Establishing a “Manager of Managers” Arrangement

Currently, the only means for establishing a “manager of managers” arrangement is by filing an application with the SEC requesting an exemptive order (an “Order”) that provides relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder and from certain related shareholder disclosure obligations. These provisions of the 1940 Act require that shareholders approve advisory agreements (including any sub-advisory agreements), approve any material amendments to such agreements, and disclose fees paid to each sub-advisor and trading advisor separately rather than on an aggregated basis. 361 Capital has previously filed a request for such exemptive relief and the SEC granted the Order on January 29, 2019. The Order is subject to the condition that a Fund’s shareholders approve the “manager of managers” arrangement prior to reliance on the Order.

If a Fund’s shareholders approve Proposal 4, 361 Capital and the Board of Trustees will be authorized to (1) engage new or additional unaffiliated sub-advisors, including trading advisors, for the Fund and its respective Subsidiary; (2) enter into and modify existing sub-advisory agreements and trading advisory agreements for the Fund and its respective Subsidiary with unaffiliated sub-advisors and trading advisors; and (3) terminate and replace sub-advisors and trading advisors for the Fund and its respective Subsidiary with unaffiliated sub-advisors and trading advisors without obtaining further approval of the Fund’s shareholders, provided the Board, including a majority of the Independent Trustees, has approved the new or amended agreement. Shareholder approval will still be required for the appointment of an affiliated sub-advisor or trading advisor. Each Fund is authorized to disclose fees paid to sub-advisors and trading advisors on an aggregated basis rather than separately. Under the terms and conditions of the Order, 361 Capital and the Funds are subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-advisor or trading advisor, a Fund would be required to provide shareholders with (or electronic access to) an information statement containing information about the sub-advisor or trading advisor and the sub-advisory agreement or trading advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an agreement or change thereto. For a complete list of the conditions imposed by the terms and conditions of the Order granted to 361 Capital, please refer to Appendix H.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE ACQUIRED FUND AND ACQUIRING FUND APPROVE THE IMPLEMENTATION OF THE “MANAGER OF MANAGERS” ORDER WITH RESPECT TO THEIR FUND.

V.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Funds. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

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You may vote in one of the following ways:

●	Attend the Special Meeting in person (or via a virtual meeting, if applicable);
●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy card;
●	call the toll-free number 1-877-629-6355 to speak with a live operator Monday through Friday 9:00 a.m. to 9:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund(s). You may also give written notice of revocation in person (or via a virtual meeting, if applicable) at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on August 28, 2020 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person (or via a virtual meeting, if applicable) or by proxy of shareholders owning one-third of the outstanding shares of a Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of Proposals 1-4 will each require the affirmative vote of a majority of the outstanding shares of the applicable Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Adjournments

If a quorum of shareholders of the Fund(s) is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund(s) to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund(s) may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund(s) may be adjourned from time to time by a majority of the votes of the Fund(s) properly cast upon the question of adjourning the Special Meeting of the Fund(s) to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund(s) may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

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If it is decided to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we plan to announce any such updates on our proxy website http://www.okapivote.com/361Funds.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), will be counted toward establishing a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Because Proposals 1, 2, 3 and 4 are expected to “affect substantially” a shareholder’s rights or privileges, under the rules of the New York Stock Exchange, a broker may not vote shares with respect to Proposals 1, 2, 3 or 4 if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Abstentions and broker non-votes will have the effect of votes against Proposals 1, 2, 3 and 4. Abstentions will have no effect on the outcome of a vote on adjournment.

The Acquired Fund and the Acquiring Fund understand that, under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. None of the Proposals is a “routine” matter under the rules of the New York Stock Exchange.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on August 28, 2020 is the Record Date for determining the shareholders of the Funds entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. 361 Capital has retained OKAPI Partners to provide proxy services, at an anticipated cost of approximately $57,000. 361 Capital will bear the costs of the Special Meeting, including legal costs, the costs of retaining OKAPI Partners, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person (or via a virtual meeting, if applicable) at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

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D.	Shareholders Entitled to Vote and Principal Holders

Shareholders Entitled to Vote

Shareholders of the Funds at the close of business on the Record Date will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of that date, 3,955,325.207 shares of the Acquired Fund (1,959,397.468 Investor Class Shares and 1,995,927.739 Class I Shares) and 1,653,376.180 shares of the Acquiring Fund (425,290.289 Investor Class Shares and 1,228,085.891 Class I shares) were outstanding.

Principal Holders and Control Persons

To the knowledge of each Fund, as of the Record Date, the following persons held of record or beneficially 5% or more of the outstanding shares of a class of a Fund. The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Principal Shareholder	Percentage of Total Outstanding Shares of the Class as of Record Date
361 Managed Futures Strategy Fund/ Investor Class
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	43.42%
TD Ameritrade FBO of Our Clients Omaha, NE 68103	18.55%
Pershing LLC Jersey City, NJ 07399	5.92%
361 Managed Futures Strategy Fund/ Class I
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	24.28%
Pershing LLC Jersey City, NJ 07399	16.97%
UBS WM USA Weehawken, NJ 07086	11.13%
TD Ameritrade FBO of Our Clients Omaha, NE 68103	7.88%
LPL Financial Omnibus Customer Account San Diego, CA 92121	5.65%

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Principal Shareholder	Percentage of Total Outstanding Shares of the Class as of Record Date
361 Global Managed Futures Strategy Fund/ Investor Class
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	64.86%
361 Global Managed Futures Strategy Fund/ Class I
LPL Financial Omnibus Customer Account San Diego, CA 92121	31.15%
TD Ameritrade FBO of Our Clients Omaha, NE 68103	21.45%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	15.36%

To the knowledge of each Fund, as of the Record Date, the following persons held of record or beneficially 25% or more of the outstanding shares of a Fund. Persons holding more than 25% of the outstanding shares of a Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Control Persons	Jurisdiction	Percentage of Total Outstanding Shares of the Fund as of the Record Date
361 Managed Futures Strategy Fund Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	California	34.66%
361 Global Managed Futures Strategy Fund Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	California	31.24%

E.	Interest of Certain Persons in the Transaction

361 Capital may be deemed to have an interest in the Reorganization because it will continue as investment advisor to the Acquiring Fund following the Reorganization and will receive fees from the Acquiring Fund for its services as investment advisor. RCM may be deemed to have an interest in the Reorganization because it will serve as trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary following the Reorganization and will receive fees for its services.

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VI.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund and Acquiring Fund are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund and Acquiring Fund seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the proposals are not approved, the next meeting of the shareholders of the Acquired Fund and Acquiring Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s or Acquiring Fund’s proxy statement and form of proxy relating to that meeting and must satisfy all other legal requirements.

C.	Legal Matters

No Fund is involved in any litigation or proceeding that management believes is likely to have any material adverse financial effect upon the ability of 361 Capital to provide investment advisory services or any material adverse effect upon either Fund.

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization, and certain legal matters concerning the federal tax consequences of the Reorganization, will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Auditors

The financial statements of the Acquired Fund and the Acquiring Fund for the year ended October 31, 2019, contained in the Acquired Fund’s and Acquiring Fund’s 2019 Annual Report to Shareholders, have been audited by Tait Weller & Baker LLP, independent registered public accounting firm. Tait Weller & Baker LLP serves as the independent registered public accounting firm for the Acquiring Fund and the Acquired Fund.

E.	Information Filed with the SEC

The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

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APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of this __ day of _____________, by and among Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of the 361 Managed Futures Strategy Fund, a separate series thereof (the “Acquired Fund”); the Trust, on behalf of the 361 Global Managed Futures Strategy Fund, a separate series thereof (the “Acquiring Fund”); and, solely for purposes of Section 4.4, 361 Capital, LLC (“361”). The Acquired Fund and Acquiring Fund may be referred to herein individually as a “Fund” and collectively as the “Funds.”

WHEREAS, the parties wish to effect a reorganization which will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance by the Acquiring Fund to the Acquired Fund of the number of shares of the Acquiring Fund (the “Acquiring Fund Shares”) determined in accordance with Section 1.1; and the distribution of the Acquiring Fund Shares by the Acquired Fund pro rata to its shareholders, on a class-by-class basis, in exchange for their shares in the Acquired Fund (“Acquired Fund Shares”) and in complete liquidation and dissolution of the Acquired Fund (collectively, the “Reorganization”), all as more fully set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund, respectively, and that shareholders’ interests would not be diluted as a result of the transactions contemplated thereby; and

WHEREAS, this Agreement is intended to constitute a “plan of reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, with respect to the Reorganization;

NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

Article 1
Transfer of Assets and Liabilities

1.1         Transfer of Assets and Liabilities. Subject to the terms and conditions set forth herein, on the Closing Date (as hereinafter defined) the Acquired Fund shall transfer all of its assets to the Acquiring Fund. In exchange therefor, the Acquiring Fund shall assume all of the liabilities of the Acquired Fund and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares of each class corresponding to an outstanding class of Acquired Fund Shares which is equal to (i) the aggregate net asset value attributable to that class of Acquired Fund Shares at the close of business on the Closing Date, divided by (ii) the net asset value per share of such class of Acquiring Fund Shares outstanding at the close of business on the Closing Date. For the avoidance of doubt, Investor Class Shares of the Acquiring Fund correspond to Investor Class Shares of the Acquired Fund, and Class I Shares of the Acquiring Fund correspond to Class I Shares of the Acquired Fund.

1.2         Liquidation of the Acquired Fund. Subject to the terms and conditions set forth herein, on the Closing Date the Acquired Fund shall distribute, in liquidation, to its shareholders of record in proportion to the respective numbers of Acquired Fund Shares of each class of the Acquired Fund held by such shareholders, determined as of the close of business on, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to Section 1.1.

1.3        No Issuance of Share Certificates. The Acquired Fund shall accomplish the liquidation and distribution provided for herein by opening accounts on the books of the Acquiring Fund in the names of its shareholders and transferring to its shareholders the Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund. No certificates evidencing Acquiring Fund Shares shall be issued.

1.4        Time and Date of Valuation. The number of Acquiring Fund Shares to be issued by the Acquiring Fund to the Acquired Fund shall be computed as of 4:00 p.m. (Eastern time) on the Closing Date in accordance with the regular practices of the Funds and the Trust.

1.5        Closing Time and Place. The Closing Date shall be [November 13, 2020], or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to take place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the Reorganization (the “Closing”) shall be held at 5:00 PM (Eastern time) at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, or such other time and/or place as the parties may mutually agree.

1.6        Delay of Valuation. If on the Closing Date (a) the primary trading market for portfolio securities of either Fund is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either Fund and an accurate calculation of the number of shares held by such Fund’s shareholders is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7        Termination of the Acquired Fund. As promptly as practicable after the Closing, the Acquired Fund shall dissolve.

Article 2
Conditions Precedent to the Effectiveness of the Reorganization

The respective obligation of each party to effect the Reorganization contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1        Shareholder Approval. On or prior to the Closing Date, the shareholders of the Acquired Fund shall have approved the transactions contemplated by this Agreement in accordance with the provisions of Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 2.1.

2.2        No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3        Consents. All consents of the other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party or the Trust.

2.4        Effective Registration Statement. The Form N-1A Registration Statement of the Trust with respect to the Acquiring Fund Shares shall continue to be effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5        Tax Opinion. The parties shall have received the opinion of Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that, based upon certain facts, qualifications, assumptions, certifications and representations, for federal income tax purposes:

a)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

b)	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund;

c)	The tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

d)	The holding period in the hands of the Acquiring Fund of each asset of the Acquired Fund transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

e)	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, except for (i) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (A) as a result of the closing of the Acquired Fund’s taxable year, or (B) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

f)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Reorganization;

g)	The aggregate tax basis of the Acquiring Fund Shares that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

h)	The holding period of each shareholder of the Acquired Fund for the Acquiring Fund Shares received in the Reorganization will include the holding period for which such shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund Shares as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 2.5.

2.6        Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

2.7       Statement of Assets and Liabilities. The Acquired Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of its Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

Article 3
Representations and Warranties

The parties represent and warrant as follows:

3.1        Structure and Standing. Each Fund represents and warrants that it is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and conduct its business.

3.2        Power. Each Fund represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Trust; this Agreement does not violate, and its performance will not result in violation of, any provision of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

3.3        Litigation. Each Fund represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4        Fund Assets. The Acquired Fund represents and warrants that on the Closing Date the assets received by the Acquiring Fund from the Acquired Fund will be delivered to the Acquiring Fund as provided in Section 1.1 free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Acquired Fund and without any restriction upon the transfer thereof, except for such liabilities assumed as provided in Section 1.1.

3.5        The Acquiring Fund Shares. The Acquiring Fund represents and warrants that on the Closing Date (a) the Acquiring Fund Shares to be delivered to the Acquired Fund as contemplated in this Agreement will be validly issued, fully paid and nonassessable; (b) no shareholder of the Acquiring Fund or any other series of the Trust has any preemptive right to subscription or purchase in respect thereof; (c) the Acquired Fund will acquire the Acquiring Fund Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Trust and without any restriction on the transfer thereof; and (d) the Acquiring Fund Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6        Tax Status and Filings. Each Fund represents and warrants that it is treated as a corporation separate from the other series of the Trust under Section 851(g) of the Code; that it has satisfied (or will satisfy) the requirements of Subchapter M of the Code for treatment as a regulated investment company for each taxable year since its formation and has elected to be treated as such; that it has filed (or will file) or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7        Accuracy of Information. Each Fund represents and warrants that all information furnished by it to the other parties for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8        Acquisition of the Acquiring Fund Shares. The Acquired Fund represents and warrants that the Acquiring Fund Shares it acquires pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9        Financial Statements. Each Fund represents and warrants that its financial statements for the fiscal year ending October 31, 2019, provided to the other parties has been prepared in accordance with generally accepted accounting principles consistently applied, and fairly reflects the financial condition of such Fund as of such date, and there are no known contingent liabilities of such Fund as of such date not disclosed therein.

3.10      No Adverse Changes. Each Fund represents and warrants that since October 31, 2019, there has been no material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by the other parties (for the purposes of this paragraph, a decline in net asset value per share of a Fund shall not constitute a material adverse change).

3.11      Proxy Statement. Each Fund represents and warrants that the Combined Proxy Statement and Prospectus contained in the Registration Statement on Form N-14 to be used in connection with the transaction contemplated hereby (only insofar as it relates to such Fund) will, on its effective date and on the Closing Date, not contain any untrue statement of material fact with respect to such Fund or omit to state a material fact required to be stated therein with respect to such Fund or necessary to make the statements therein with respect to such Fund, in light of the circumstances under which such statements were made, not materially misleading.

3.12     Tax Distributions of the Acquired Fund. The Acquired Fund shall have distributed to its shareholders of record, on or prior to the Closing Date, one or more dividends and/or other distributions qualifying for the deduction for dividends paid under Section 561 of the Code so that the Acquired Fund will have distributed all of (a) its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code), (b) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code, if any, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryovers, that has accrued or been recognized, respectively, through the Closing Date such that for each taxable year ending on or prior to the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the date on which the Acquired Fund liquidates), the Acquired Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending prior to the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

3.13      Tax Distributions of the Acquiring Fund. The Acquiring Fund has distributed to its shareholders of record, on or prior to the Closing Date, one or more dividends and/or other distributions qualifying for the deduction for dividends paid under Section 561 of the Code so that the Acquiring Fund will have distributed all of (a) its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code), (b) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code, if any, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryovers, such that, for each taxable year ending on or prior to the Closing Date, the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending on or before the Closing Date, the Acquiring Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending on or prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

Article 4
Covenants

4.1        Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each Fund shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2        Shareholder Meeting. The Acquired Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the Reorganization contemplated by this Agreement.

4.3        Preparation of Combined Prospectus and Proxy Statement. The Acquiring Fund shall prepare and file a combined prospectus and proxy statement with respect to the Reorganization with the United States Securities and Exchange Commission in form and substance satisfactory to all parties, and shall use its best efforts to provide that the combined prospectus and proxy statement can be distributed to the shareholders of the Acquired Fund as promptly as thereafter as practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4        Fees and Expenses. Whether or not this Agreement is consummated, 361 shall bear the costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Acquired Fund shall bear the costs and expenses associated with the sale of any of its portfolio securities executed in order to facilitate the Reorganization. The costs and expenses to be borne by 361 include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust and counsel to the Independent Trustees of the Trust; (f) solicitation costs of the transactions; (g) any costs associated with meetings of the Funds’ Boards of Trustees relating to the transactions contemplated herein; and (h) any additional costs that 361 may separately agree to in writing. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1) of the Code.

4.5        Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by another party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further action, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6        Acquired Fund Liabilities. The Acquired Fund will use its best efforts to discharge all of its financial liabilities and obligations prior to the Closing Date.

Article 5
Termination, Amendment and Waiver

5.1        Termination. This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if

a)	any party shall have breached any material provision of this Agreement; or

b)	circumstances develop that, in the opinion of such Board, make proceeding with the Reorganization inadvisable; or

c)	any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2        Effect of Termination. In the event of any termination pursuant to Section 5.1, there shall be no liability for damage on the part of any party to the other parties.

5.3        Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

5.4        Waiver. At any time prior to the Closing Date, unless otherwise noted in this Agreement, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Trust if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of either Fund.

Article 6
General Provisions

6.1        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.2       Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3        Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as none of the trustees, officers, agents and shareholders of the Trust, the Acquiring Fund and the Acquired Fund assume any personal liability for obligations entered into on behalf of the Acquiring Fund or Acquired Fund. Any liability under this Agreement with respect to the Acquired Fund or Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund or Acquiring Fund, shall be discharged only out of the assets of the Acquired Fund or Acquiring Fund, respectively, and no other series of the Trust shall be liable with respect thereto.

6.4        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

6.5        Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to any party at:

Investment Managers Series Trust
235 West Galena Street
Milwaukee, Wisconsin 53212
Attn: Rita Dam

with a copy to:

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626-7653
Attn: Laurie Dee

*** Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INVESTMENT MANAGERS SERIES TRUST

on behalf of the 361 Managed Futures Strategy Fund

By:

Name:	Maureen Quill

Title:	President

INVESTMENT MANAGERS SERIES TRUST

on behalf of the 361 Global Managed Futures Strategy Fund

By:

Name:	Rita Dam

Title:	Treasurer

361 Capital, LLC

solely with respect to Section 4.4

By:

Name:	Thomas Florence

Title:	Chief Executive Officer

APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” refers to the Acquiring Fund. The information below assumes the approval of each Proposal.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Global Managed Futures Strategy Fund

Investment Objective

The Fund seeks positive absolute returns that have a low correlation to the returns of global stock and bond markets. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund pursues its investment objective primarily by investing, directly or indirectly through its Subsidiary, in long and short futures contracts and futures-related instruments such as forwards and options in broadly diversified global markets (i.e. U.S. and non-U.S., including emerging markets) across a wide range of asset classes, including equity indices, fixed income, currencies and commodities. The Fund further expects that, under normal circumstances, the Fund’s will have exposure to at least three non-U.S. markets. The Fund and the Subsidiary’s investment in futures contracts and futures-related instruments is directed by RCM, employing its managed futures program trading strategies. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary will primarily invest its assets in futures contracts and futures-related instruments such as forwards, options, and other investments (cash, cash equivalents, U.S. government securities, and money market funds) intended to serve as margin or collateral for such contracts and instruments.

Through investing in the Subsidiary, the Fund, will among other things, be able to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments (including commodity futures), however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives (including commodity futures) that are applicable to the Fund’s transactions in derivatives. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations. The systems are designed in order to provide superior risk-adjusted returns while maintaining low correlations both to traditional equity and bond investments as well as the trend-following strategies often employed by commodity trading advisors. RCM manages its allocated Fund assets by seeking to implement a fully-diversified, short- to medium term, multi-strategy program, utilizing pattern-recognition methodology. Trade durations range from hours to weeks, with an average six-day holding period. The diversified market set includes equity indices, interest rates, currencies, and commodities. Due to the short-term nature of the trading, signal generation and trade execution are performed on a fully automated basis throughout each trading day, but with full human oversight. Sophisticated execution algorithms have been designed to minimize transactional costs, and execution efficiency is continually monitored and improved when possible.

The Fund’s Advisor expects to invest the Fund’s assets that are not allocated to the Subsidiary in short-term investments including cash, cash equivalents, securities issued by the U.S. government or money market funds. The Subsidiary may also hold cash and invest in cash equivalents, U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in the Fund’s Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Subsidiary. Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Sub chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The Fund is relying on certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from a fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M.

RCM is responsible for the Subsidiary’s day-to-day business pursuant to a trading advisory agreement with the Advisor. Under this agreement, RCM provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The trading advisory agreement provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody and fund accounting, and administration services with the same service providers that provide those services to the Fund. The Fund pays the Advisor a fee for its services. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Fund’s Board of Trustees for such termination. The Subsidiary will bear the fees and expenses incurred in connection with the custody, fund accounting, fund administration and audit services that it receives. The expenses borne by the Subsidiary are not expected to be material in relation to the value of the Fund’s assets. The Fund’s own expenses are reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, any duplicative fees for similar services provided to the Fund and Subsidiary are not material.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, to the extent applicable, the Advisor and Trading Advisor are subject to the same investment policies and restrictions in managing the Subsidiary’s portfolio that apply to the management of the Fund, and, in particular, to the extent applicable, any requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Futures risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Derivatives risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how a Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on a Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Hedging Transactions. The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Advisor or Trading Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Advisor’s or Trading Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by a Fund.

Option Contracts. The Fund may invest in options that trade on either an exchange or over-the-counter. By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security or commodity underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated, during the term of the option, to deliver the security or commodity underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security or commodity underlying the option at the exercise price. By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the security or commodity underlying the option at the exercise price. An option on an index gives the holder the right to receive an amount of cash upon exercise of the option equal to the difference between the closing value of the index and the exercise price of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a market index such as the S&P 500 Index. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract (a short position if the option is a call, a long position if the option is a put) at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. Upon exercise of the option, the delivery of the futures position to the purchaser of the option will be accompanied by transfer to the purchaser of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisor or Trading Advisor would otherwise recommend, to the possible detriment of the Fund.

Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Foreign Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, provided that with respect to transactions on a foreign exchange that is formally linked to a domestic exchange, certain domestic disclosure and anti-fraud provisions may apply. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Transactions entered into by the Fund may be executed on various U.S. and foreign exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to the Fund.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Advisor or Trading Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a “daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent a Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that a Fund may indirectly hold or control in particular commodities.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, a Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although each Fund expects to enter into transactions only with counterparties believed by the Advisor or Trading Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a Fund will not sustain a loss on a transaction as a result.

Commodities risk. Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Counterparty risk. The derivative contracts entered into by the Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Subsidiary risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in regulated investment companies. The Fund, however, wholly owns and controls the Subsidiary. Further, the Advisor acts as the investment advisor for the Subsidiary, making it unlikely that the Subsidiary would intentionally take action contrary to the interests of the Fund and its shareholders.

Changes in the laws of the United States or the British Virgin Islands could prevent the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders. In addition, the British Virgin Islands currently does not impose any income, corporate, capital gain or withholding taxes on the Subsidiary. If this were to change and the Subsidiary were required to pay British Virgin Islands taxes, the investment returns of the Fund would be adversely affected.

Foreign investment risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor or Trading Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor or Trading Advisor(s) in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Emerging market risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

Government intervention and regulatory changes risk. In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and has raised interest rates. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act. As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the NFA, the self-regulatory body for futures and swap firms, with respect to both its own operations and those of the Fund. The CFTC has determined that many of its disclosure and reporting requirements that otherwise apply to registered commodity pools will not apply with respect to commodity pools that are SEC-registered investment companies, like the Fund.

Asset segregation risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivatives and short sales. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of a Fund’s investment in such investments) even if they are covered.

Leveraging risk. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instruments sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

Tax risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through its Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.” The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income.” To the extent necessary for it to qualify as a regulated investment company, the Fund generally intends to limit its investments in commodities and commodity-linked derivatives to those that it expects will generate qualifying income.

The tax treatment of the Fund’s investment in commodity interests or in its Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity interests and in its Subsidiary does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at the regular corporate rate on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance further limits the Fund’s ability to treat its income from its investments in commodity interests or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. As a result, the Subsidiary will be treated as conducting its own activities, and recognizing its own income. The Subsidiary will be subject to U.S. federal income tax, at the rate applicable to U.S. corporations, on its net income, if any, that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary will be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to its effectively connected income. The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities engaged in by a taxpayer for its own account does not constitute the conduct of a trade or business in the United States, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed Treasury regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Market turbulence resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown ,and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Trading Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

For further information about the risks of investing in the Fund, please see the SAI.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in each Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in its Part F of Form N-PORT.

MANAGEMENT OF THE FUND

The Advisor and Trading Advisor

361 Capital, LLC, a Delaware limited liability company with its principal place of business at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). Founded in 2001, 361 is an SEC registered investment advisor. As of August 31, 2020, the Advisor’s total assets under management were approximately $815 million. The Advisor is registered with the CFTC as a “commodity pool operator”.

Subject to the general supervision of the Board of Trustees, the Advisor is responsible for managing each Fund in accordance with its investment objectives and policies using the approaches discussed in the “Principal Investment Strategies” section of this Prospectus.

The Advisor is also responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary, under the same terms, as are provided to the Fund (the “Subsidiary Advisory Agreement”). The Subsidiary Advisory Agreement provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Additionally, as with the Fund, the Advisor delegates elements of the management of the Subsidiary’s portfolio to the Fund’s Trading Advisor, which also serves as the Subsidiary’s trading advisor. Under a trading advisory agreement, the Trading Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund (“Subsidiary Trading Advisory Agreement”). The Advisor pays the Subsidiary’s Trading Advisor a fee for its services.

The Advisor has contractually agreed, for so long as the Fund invests in its Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in its Subsidiary and may not be terminated by the Advisor unless each first obtains the prior approval of the Board for such termination. The Subsidiary has also entered into separate contracts for the provision of custody, fund accounting, fund administration, and audit services with the same service providers that provide those services to the Fund. The Subsidiary will bear the fees and expenses incurred in connection with the custody, fund accounting, fund administration, and audit services that it receives. The expenses of the Subsidiary are consolidated into the expenses of the Fund. The Subsidiary’s financial statements are consolidated in the Fund’s annual audited financial statements and semi-annual unaudited financial statements which are included in the annual and semi-annual reports, respectively, provided to shareholders.

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of the Fund’s average daily net assets, calculated daily and payable monthly. For the fiscal year ended October 31, 2019, the Advisor received advisory fees, net of fee waivers pursuant to its expense limitation agreements with the Trust on behalf of the Fund, as follows:

Fund Name	Contractual Management Fee to Advisor	Management Fees Paid to Advisor for the Fiscal Year Ended October 31, 2019 (Net of Waiver)
Global Managed Futures Strategy Fund	1.25%	1.22%

RCM, a Colorado-based limited liability company with its principal place of business at 1400 16th Street, Suite 510, Denver, Colorado 80202, is the trading advisor to the Fund and the Fund’s Subsidiary and provides trading advisory services to the Fund and the Fund’s Subsidiary pursuant to trading advisory agreements between 361 and RCM (the “Trading Advisory Agreement”). RCM has been trading proprietary capital since January 2005. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations. As of August 31, 2020, RCM had $ 598.5 million in assets under management. RCM is registered with the CFTC as a commodity trading advisor and “commodity pool operator.”

The Advisor, not the Fund, compensates the Trading Advisor with a management fee based on the allocated average daily net assets of the Fund, out of the investment advisory fees it receives from the Fund.

Pursuant to an exemptive order received from the SEC, the Advisor is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements and trading advisory agreements with existing or new unaffiliated sub-advisors or trading advisors without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new sub-advisor or trading advisor within 90 days of the hiring of the new sub-advisor or trading advisor. In addition, the Exemptive Relief permits the Fund to make modified disclosures regarding its sub-advisory or trading advisory fees. Approval by Fund shareholders is required before any authority granted under the exemptive order may be exercised.

Both the Advisor and RCM comply with the provisions of the 1940 Act relating to investment advisory contracts. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Semi-Annual Report dated April 30, 2020. A discussion regarding the basis for the Board’s approval of the Sub-Advisory and Trading Advisory Agreements will be available in the Fund’s Annual Report dated October 31, 2020.

Portfolio Managers

The Global Managed Futures Strategy Fund is managed by an investment committee of RCM consisting of Michael Mundt and T. Robert Olson.

Michael Mundt – Principal. Dr. Mundt’s tasks primarily consist of model development, business/marketing, and coordinating RCM’s overall business and trading strategy. Dr. Mundt’s background is in engineering and applied science. He received his Bachelor of Science degree in Aerospace Engineering from the University of Colorado in 1989. He was awarded a PhD in Aerospace Engineering in 1993, also from the University of Colorado; his thesis involved the exploration of chaos and turbulence in simple weather/climate models. After the completion of his academic studies, Dr. Mundt transitioned into the technology industry. He was employed by Seagate Technology, a hard-disk drive company, as an engineer specializing in computational fluid mechanics between March 1998 and July 2007.

T. Robert Olson – Principal. Dr. Olson oversees the architecture and development of the hardware and software computing infrastructure at RCM. Dr. Olson received his Bachelor of Science degree in Aerospace Engineering at the University of Arizona in 1989. He received his Master’s and Doctorate degrees in Aerospace Engineering at the University of Colorado in 1992 and 1996, respectively. Dr. Olson was employed at Raytheon Technology, an aerospace defense contractor, from June 1996 through June 2006. His primary job duties included code/software development, data analysis, and the development of statistical algorithms to process high-frequency real-time data.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund set forth in the table below to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed the percentage stated below:

Fund	Expense Limit as percent of average daily net assets
	Investor Class	Class I
Global Managed Futures Strategy Fund	1.99%	1.74%

The operating expense limit agreement is in effect until February 28, 2022 and may be terminated before that date with respect to the Fund only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees for Investor Class Shares

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Investor Class shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Shareholder Service Fee

The Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If, for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The Fund’s NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares. The Fund’s most recent NAVs are available on the fund’s website, www.361funds.com.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Prospectus offers two classes of shares of the Global Managed Futures Strategy Fund designated as Investor Class shares and Class I shares. See “Appendix A” for certain information related to purchase of shares through certain brokerage platforms.

●	Investor Class shares generally incur annual distribution and shareholder service fee.

●	Class I shares are not subject to any sales loads or distribution or shareholder service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of distribution/service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the distribution fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

●	which shares classes are available to you;

●	how long you expect to own your shares;

●	how much you intend to invest;

●	total costs and expenses associated with a particular share class; and

●	whether you qualify for any reduction or waiver of sales charges

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

The Fund does not accept investments by non-U.S. persons.

The Fund’s shares are offered on a continuous basis through IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Shares also may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I Shares
All Accounts	$100,000	None

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. When purchasing shares of the Fund, investors must specify whether the purchase is for Investor Class or Class I shares.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class I Shares

If you invest with us through a financial intermediary, the minimum investment requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus account that meets the minimum. The minimum investment requirement for Class I shares may be waived if you or your financial intermediary, invest through an omnibus account, have an aggregate investment in our family of funds of $100,000 or more, or in other situations as determined by the Advisor. In addition, financial intermediaries or plan record keepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Class I shares. The Advisor may permit a financial intermediary to waive applicable minimum initial investment for Class I shares in the following situations:

●	Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

●	Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

●	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor;

●	Certain employer-sponsored retirement plans, as approved by the Advisor; and

●	Certain other situations deemed appropriate by the Advisor.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-736-1227 (1-888-7361CAP). You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address if different as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to 361 Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary	The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.
By mail	The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail 361 Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery 361 Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions, and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-736-1227 (1-888-7361CAP) and you will be allowed to move money in amounts of at least $100 from your bank account to the Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire	To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:
UMB Bank, n.a. ABA Number 101000695 For credit to 361 Funds A/C # 9871916960

For further credit to:

“361 [Fund Name and Share Class]”

Your account number

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-888-736-1227 (1-888-7361CAP) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same-day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.
By mail	You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to 361 Funds at the address indicated below. Your request must be in good order and contain the Fund name and share class, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).
	Regular Mail 361 Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery 361 Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

●    You wish to redeem more than $50,000 worth of shares;

●    When redemption proceeds are sent to any person, address or bank account not on record;

●    If a change of address was received by the Transfer Agent within the last 15 days;

●    If ownership is changed on your account; or

●    When establishing or modifying certain services on your account.

By telephone	To redeem shares by telephone, call the Fund at 1-888-736-1227 (1-888-7361CAP) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder(s) and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are also subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000 by instructing the Fund by phone at 1-888-736-1227 (1-888-7361CAP). Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.
Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

●    The Fund account number;

●    The name in which his or her account is registered;

●    The Social Security Number or Taxpayer Identification Number under which the account is registered; and

●    The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-736-1227 (1-888-7361CAP). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds for up to 15 calendar days while the Fund wait for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. These methods may be used during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification method, the Fund first redeems shares you acquired on or before December 30, 2011, and then applies your elected method to shares acquired after that date. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using it best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of the Fund’s shareholders.

Monitoring Trading Practices	The Trust may monitor trades in the Fund’s shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of the Fund’s shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

●	vary or waive any minimum investment requirement;

●	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

●	reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

●	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

●	reject any purchase or redemption request that does not contain all required documentation; and

●	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the applicable Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of the Fund into shares of another Fund managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other Fund, as stated in this Prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor and Sub-Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

The per share distributions on Investor Class shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Investor Class shares.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from each Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the period shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request (see back cover).

361 Global Managed Futures Strategy Fund – Investor Class
Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended April 30, 2020	For the Year Ended October 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.85	$10.17	$11.44	$10.87	$9.55	$9.71
Income from Investment Operations:
Net investment loss[1]	(0.03)	(0.01)	(0.08)	(0.15)	(0.18)	(0.20)
Net realized and unrealized gain (loss)	(1.46)	0.69	(0.64)	0.99	1.50	0.04
Total from investment operations	(1.49)	0.68	(0.72)	0.84	1.32	(0.16)

Less Distributions:
From net realized gain	-	-	(0.55)	(0.27)	-	-
Total distributions	-	-	(0.55)	(0.27)	-	-
Net asset value, end of period	$9.36	$10.85	$10.17	$11.44	$10.87	$9.55

Total return[2]	(13.73)%[3]	6.69%	(6.57)%	7.87%	13.82%	(1.65)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,118	$10,395	$14,677	$32,907	$13,491	$9,694

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[4]	2.19%[5]	2.07%	1.95%	2.04%	2.43%	2.78%
After fees waived and expenses absorbed/recovered[4]	2.04%[5]	2.03%	2.02%	2.02%	2.05%	2.15%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.80)%[5]	(0.10)%	(0.66)%	(1.38)%	(2.12)%	(2.71)%
After fees waived and expenses absorbed/recovered	(0.65)%[5]	(0.06)%	(0.73)%	(1.36)%	(1.74)%	(2.08)%

Portfolio turnover rate	0%[3]	0%	0%	0%	0%	0%

1	Based on average shares outstanding for the period.
2	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3	Not annualized.
4	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.05% for the six months ended April 30, 2020. For the prior periods ended October 31, 2019, 2018, 2017, 2016 and 2015, the ratios would have been lowered by 0.04%, 0.03%, 0.03%, 0.04% and 0.02%, respectively.
5	Annualized.

361 Global Managed Futures Strategy Fund – Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended April 30, 2020	For the Year Ended October 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.02	$10.30	$11.55	$10.94	$9.59	$9.72
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)	0.02	(0.05)	(0.12)	(0.16)	(0.18)
Net realized and unrealized gain (loss)	(1.49)	0.70	(0.65)	1.00	1.51	0.05
Total from investment operations	(1.51)	0.72	(0.70)	0.88	1.35	(0.13)

Less Distributions:
From net investment income	(0.01)	-	-	-	-	-
From net realized gain	-	-	(0.55)	(0.27)	-	-
Total distributions	(0.01)	-	(0.55)	(0.27)	-	-
Net asset value, end of period	$9.50	$11.02	$10.30	$11.55	$10.94	$9.59

Total return[2]	(13.74)%[3]	6.99%	(6.32)%	8.19%	14.08%	(1.34)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,101	$32,578	$71,478	$73,545	$38,295	$10,446

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[4]	1.94%[5]	1.82%	1.70%	1.79%	2.18%	2.53%
After fees waived and expenses absorbed/recovered[4]	1.79%[5]	1.78%	1.77%	1.77%	1.80%	1.90%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.55)%[5]	0.15%	(0.41)%	(1.13)%	(1.87)%	(2.46)%
After fees waived and expenses absorbed/recovered	(0.40)%[5]	0.19%	(0.48)%	(1.11)%	(1.49)%	(1.83)%

Portfolio turnover rate	0%[3]	0%	0%	0%	0%	0%

1	Based on average shares outstanding for the period.
2	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3	Not annualized.
4	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.05% for the six months ended April 30, 2020. For the prior periods ended October 31, 2019, 2018, 2017, 2016 and 2015, the ratios would have been lowered by 0.04%, 0.03%, 0.03%, 0.04% and 0.02%, respectively.
5	Annualized.

APPENDIX A – CERTAIN INFORMATION RELATED TO PURCHASE OF SHARES THROUGH CERTAIN BROKERAGE PLATFORMS

UBS Financial Services, Inc. (“UBS-FS”)

Class I Shares may be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Appendix C - Financial Highlights of the Acquired Fund

The following table is intended to help you understand the Acquired Fund’s financial performance. Certain information reflects financial results for a single Acquired Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in an Acquired Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

361 Managed Futures Strategy Fund
Investor Class
Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended April 30, 2020	For the Year Ended October 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.80	$11.28	$11.43	$11.09	$11.18	$11.34
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	0.06	- [2]	(0.08)	(0.13)	(0.18)
Net realized and unrealized gain (loss)	(2.13)	0.46	(0.15)	0.42	0.04	0.31
Total from investment operations	(2.14)	0.52	(0.15)	0.34	(0.09)	0.13

Less Distributions:
From net investment income	(0.13)	-	-	-	-	-
From net realized gain	-	-	-	-	-	(0.29)
Total distributions	(0.13)	-	-	-	-	(0.29)
Net asset value, end of period	$9.53	$11.80	$11.28	$11.43	$11.09	$11.18

Total return[3]	(18.37)%[4]	4.61%	(1.31)%	3.07%	(0.81)%	1.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,113	$48,006	$55,188	$95,113	$165,017	$263,118

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	2.31%[5]	2.17%	2.15%	2.13%	2.11%	2.09%
After fees waived and expenses absorbed/recovered	2.24%[5]	2.16%	2.14%	2.12%	2.10%	2.08%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.24)%[5]	0.56%	0.02%	(0.73)%	(1.18)%	(1.54)%
After fees waived and expenses absorbed/recovered	(0.17)%[5]	0.57%	0.03%	(0.72)%	(1.17)%	(1.53)%

Portfolio turnover rate	23%[4]	28%	36%	42%	17%	13%

1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	Annualized.

361 Managed Futures Strategy Fund

Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended April 30, 2020	For the Year Ended October 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.03	$11.48	$11.59	$11.22	$11.28	$11.41
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	0.09	0.03	(0.05)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	(2.17)	0.46	(0.14)	0.42	0.04	0.31
Total from investment operations	(2.17)	0.55	(0.11)	0.37	(0.06)	0.16

Less Distributions:
From net investment income	(0.16)	-	-	-	-	-
From net realized gain	-	-	-	-	-	(0.29)
Total distributions	(0.16)	-	-	-	-	(0.29)
Net asset value, end of period	$9.70	$12.03	$11.48	$11.59	$11.22	$11.28

Total return[3]	(18.30)%[4]	4.79%	(0.95)%	3.30%	(0.53)%	1.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33,043	$83,456	$190,425	$237,368	$463,025	$690,804

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	2.06%[5]	1.92%	1.90%	1.88%	1.86%	1.84%
After fees waived and expenses absorbed/recovered	1.99%[5]	1.91%	1.89%	1.87%	1.85%	1.83%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	0.01%[5]	0.81%	0.27%	(0.48)%	(0.93)%	(1.29)%
After fees waived and expenses absorbed/recovered	0.08%[5]	0.82%	0.28%	(0.47)%	(0.92)%	(1.28)%

Portfolio turnover rate	23%[4]	28%	36%	42%	17%	13%

1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	Annualized.

APPENDIX D – THIRD AMENDED AND RESTATED INVESTMENT ADVISORY
AGREEMENT BETWEEN INVESTMENT MANAGERS SERIES TRUST AND
361 Capital, LLC

THIS THIRD AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of December 31, 2018, to the Investment Advisory Agreement dated as of December 5, 2013 as amended December 18, 2017 (the “Prior Agreement”), is entered into by and between Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and 361 Capital, LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to each Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

WHEREAS, effective December 31, 2018, the Advisor desires to amend and restate the Prior Agreement to add the 361 Global Equity Absolute Return Fund to the Funds; and

WHEREAS, the implementation of such revisions will result in no change in the nature and level of advisory services to be provided by the Sub-Advisor to the Fund;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the Prior Agreement is hereby amended and restated in full as follows:

1.          In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day-to-day operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2.         Duties and Obligations of the Advisor with Respect to Investment of Assets of Each Fund.

(a)        Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request.

(b)        In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-advised Fund, the Advisor shall (x) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (y) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (z) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-advisor.

3.        Covenants. In the performance of its duties under this Agreement, the Advisor:

(a)       shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

(b)       will, with respect to each Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c)       will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d)       will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

(e)       will supply such information to the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation full copies of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor; and

(f)       will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4.         Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.         Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of each Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

6.         Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisor.

7.         Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)       Each Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b)       the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

8.         Compensation of the Advisor. Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

9.         Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Trust or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10.       Duration and Termination. This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved (x) by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (y) by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11.       Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12.       Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14.       Use of the Names of the Fund. The Advisor has consented to the use by each Fund of the name or identifying word “361” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “361” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require any Fund to cease using “361” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

15.       Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

16.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17.       Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST: INVESTMENT MANAGERS SERIES TRUST on behalf of each Fund

By:	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer

THE ADVISOR: 361 CAPITAL, LLC

By:	/s/ Wade Clouse
Name:	Wade Clouse
Title:	CCO/SVP Operations

Appendix A

Fund	Advisor Fee	Effective Date
361 Domestic Long/Short Equity Fund	1.10%	3/31/16
361 Global Managed Futures Strategy Fund	1.25%	03/01/15
361 Global Long/Short Equity Fund	1.25%	12/12/14
361 Macro Opportunity Fund	1.25%	06/30/14
361 Managed Futures Strategy Fund	1.50%	12/19/11
361 U.S. Small Cap Equity Fund	0.80%	12/18/17
361 Global Equity Absolute Return Fund	1.00%	12/31/18

APPENDIX E – FORM OF INVESTMENT ADVISORY AGREEMENT BETWEEN
361 GLOBAL Managed Futures Strategy Fund Limited AND 361 Capital, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of ____________, is entered into by and between 361 Global Managed Futures Strategy Fund Limited (the “Fund”) (the “Fund”), and 361 Capital, LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, which is a wholly-owned subsidiary of 361 Global Managed Futures Strategy Fund (the “Registered Fund”), a series of Investment Managers Series Trust II (the “Trust”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund’s principal purpose is to provide the Registered Fund with exposure to the returns of commodities markets within the limitations of the federal tax requirements that apply to the Registered Fund;

WHEREAS, the Fund (unlike the Registered Fund) may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments, but otherwise is subject (on a consolidated basis with the Registered Fund) to the Registered Fund’s investment restrictions and other policies;

WHEREAS, this Agreement has been approved in accordance with Section 15 of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth; and

WHEREAS, the Advisor has contractually agreed, for so long as the Registered Fund invests in the Fund, to waive the management fee it receives from the Registered Fund in an amount equal to the management fee paid to the Advisor by the Fund;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.          Appointment of the Advisor. The Fund hereby appoints the Advisor, and the Advisor accepts such appointment and agrees, all as more fully set forth herein, to act as the investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day-to-day operations of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund) and the purchase of securities and other investments for, and the sale of securities and other investments held in the investment portfolio of, the Fund, for the period and on the terms set forth in this Agreement.

2.          Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of Section 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.

In performing its duties under this Section 2, the Advisor may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. Such delegation may include but shall not be limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law.

The Fund acknowledges that the Advisor makes no warranty that any investments made by the Advisor hereunder will not depreciate in value or at any time will not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Advisor.

3.           Transactions with Affiliates. The Advisor is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities and other instruments which the Advisor or any of its affiliates underwrites, deals in, makes a market in and/or for the issuer thereof performs or seeks to perform investment banking or other services. The Advisor is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Advisor) for the execution of trades for the Fund.

4.           Covenants. In the performance of its duties under this Agreement, the Advisor:

(a)         shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Registered Fund as set forth in its Registration Statement on Form N-1A; and (v) the compliance policies and procedures of the Trust adopted by the Board;

(b)         will place orders either directly with the issuer or with any broker, dealer or futures commission merchant (“FCM”). Subject to the other provisions of this Section, in placing orders with brokers and dealers, the Advisor will attempt to employ such dealers and brokers as may, in the judgment of the Advisor, result in the best execution, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers or FCMs on the basis of the research, statistical information and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers or FCMs will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers or FCMs may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. It is understood that the expenses of the Advisor will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Advisor by brokers or FCMs who effect transactions for the Fund may be used by the Advisor in servicing other investment companies, funds and accounts which it manages. Similarly, research services furnished to the Advisor by brokers or FCMs that effect transactions for other investment companies, funds and accounts which the Advisor manages may be used by the Advisor in servicing the Fund. It is understood that not all of these research services are used by the Advisor in managing any particular account, including the Fund. In no instance, however, will the Fund’s securities or commodity interests be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

The Advisor and its affiliates may aggregate purchase or sale orders for the Fund with purchase or sale orders for the same instrument for the accounts of other clients of the Advisor or of its affiliates and the Advisor’s own accounts, if such aggregation is consistent with applicable law. However, the Advisor is under no obligation to aggregate any such orders under any circumstances;

(c)         will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund; provided that, notwithstanding anything herein to the contrary, in accordance with Section 7, the Advisor shall (i) be free to use, for marketing purposes or otherwise, the Fund’s performance track record generated while Advisor serves as an investment advisor to the Fund and (ii) be entitled to copies of all documents needed to demonstrate or verify such track record;

(d)         notify the Fund before it reduces the amount of coverage under the investment manager’s errors and omissions insurance policy maintained by the Advisor;

(e)        will supply such information to the Fund’s co-administrators and permit such compliance inspections by the Fund’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board;

(f)        will not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board and, if the Board authorizes such payments, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial intermediary; and

(g)        will use its reasonable best efforts to assist the Trust and the Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

5.           Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee, affiliate or related person thereof from acting as investment advisor or rendering similar services or other services for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will materially adversely affect the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the Advisor and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund or may involve substantial time and resources from the Advisor.

6.          Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to transactions effected by the Advisor (except for 31a-1(b)(2)(iv), (b)(4) and (b)(11)). Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of the Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

7.          Agency Cross Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Advisor agrees that it will not arrange purchases or sales of securities between the Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board has approved these types of transactions by approving a policy and procedures under Rule 17a-7. The Trust may revoke its consent at any time by written notice to the Advisor.

8.          Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder. In addition to the fee of the Advisor, the Fund shall pay all of its expenses, including, among others, legal fees and expenses of counsel to the Fund, including trustees’ and officers’ errors and omissions insurance (if any); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance, offering and underwriting of shares issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; and costs of shareholder, board of director and other meetings.

9.           Compensation of the Advisor. The Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

10.         Compensation of Directors, Officers and Employees. No director, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such director, officer or employee while he is at the same time a director, officer, or employee of the Advisor or any affiliated company of the Advisor, except as may be approved by the Registered Fund.

11.         Interested Persons. Subject to applicable statutes and regulations, it is understood that directors, officers and agents of the Fund are or may be interested in the Advisor as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Advisor may be interested in the Fund as directors, officers, agents or otherwise.

12.         Advisor’s Liability.

(a)        The Advisor shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Advisor or by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Advisor may consult with counsel and accountants engaged by the Trust in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants.

(b)        U.S. federal securities laws impose liabilities under certain circumstances on persons who act in good faith and nothing herein shall constitute a waiver of or limitation on any right which the Fund may have under any applicable securities laws.

13.         Duration and Termination. This Agreement shall become effective upon approval by the Board of Trustees of the Trust, as set forth in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to the Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to such Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to the Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor upon giving the Trust 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Registered Fund and the Advisor (the “Registered Fund Advisory Agreement”). (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

Termination of this Agreement shall not affect the right of the Advisor to receive payment on any unpaid balance of the compensation described in Section 10 above earned prior to such termination.

14.        Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

15.        Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

16.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts made and to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

17.        Additional Limitation of Liability. The undersigned director of the Fund has executed this Agreement not individually, but as a director under the Fund’s Amended and Restated Memorandum and Articles of Association, and the obligations of this Agreement are not binding upon any of the directors, officers or shareholders of the Fund individually. Subject to the Advisor’s rights under the Registered Fund Advisory Agreement, the Advisor agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction.

18.        Force Majeure. The Advisor shall not be liable for the nonperformance of its obligations hereunder by reason of any cause beyond its reasonable control, including, but not limited to, any breakdown or failure of transmission or communication or computer facilities, postal or other strikes or similar industrial action, and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations.

19.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

20.        Other Information. The Fund acknowledges receipt of the Advisor’s Form ADV, which states information relative to the Advisor’s investment and brokerage policies and other important matters.

21.        Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

22.        Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver or any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

*** Signature Page Follows ***

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE FUND:

361 GLOBAL Managed Futures Strategy Fund Limited

By:
Name:
Title:

THE ADVISOR:

361 Capital, LLC

By:
Name:
Title:

Appendix A

Fund	Advisor Fee	Effective Date
361 Global Managed Futures Strategy Fund Limited	1.25%	[___]

APPENDIX F – FORM OF 361 GLOBAL MANAGED FUTURES STRATEGY FUND
LIMITED TRADING ADVISORY AGREEMENT BETWEEN 361 CAPITAL, LLC AND
REVOLUTION CAPITAL MANAGEMENT LLC

THIS TRADING ADVISORY AGREEMENT (the “Agreement”), dated as of _____________, is entered into by and between 361 Capital, LLC (the “Advisor”), a Delaware limited liability company, and Revolution Capital Management LLC (the “Trading Advisor”), a Colorado limited liability company.

WHEREAS, the Advisor has agreed to furnish investment advisory services to 361 Global Managed Futures Strategy Fund Limited (the “Fund”), a British Virgin Islands company, which is a wholly-owned subsidiary of the 361 Global Managed Futures Strategy Fund (the “Registered Fund”), a series of Investment Managers Series Trust (the “Trust”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund’s principal purpose is to provide the Registered Fund with exposure to the returns of commodities markets within the limitations of the federal tax requirements that apply to the Registered Fund;

WHEREAS, the Advisor wishes to engage the Trading Advisor to provide certain trading advisory services to the Fund; and

WHEREAS, this Agreement has been approved by the Board of Trustees of the Trust in accordance with Section 15 of the 1940 Act, and the Trading Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.	Appointment. In accordance with the Investment Advisory Agreement between the Fund and the Advisor (the “Advisory Agreement”), the Advisor hereby appoints the Trading Advisor to act as trading advisor with respect to the Fund for the period and on the terms set forth in this Agreement. The Trading Advisor accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. The Advisor hereby agrees that for as long as this Agreement is in effect the Fund will not be managed by any other sub-advisor or trading advisor.

2.	Duties and Obligations of the Trading Advisor with Respect to Investment of Allocated Assets of the Fund. Subject to the succeeding provisions of this section and subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Advisor, the Trading Advisor, with respect to such portion of the Fund’s assets as shall be allocated to the Trading Advisor by the Advisor from time to time (the “Allocated Assets”), shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Allocated Assets consistent with the managed futures strategy set forth in the Registered Fund’s Prospectus (as provided to the Trading Advisor in advance of the date hereof), and, in connection therewith, have complete discretion in purchasing and selling assets for the Fund with respect to the Allocated Assets, and in voting, exercising consents and exercising all other rights appertaining to such assets on behalf of the Fund with respect to the Allocated Assets; (ii) supervise the investment program of the Allocated Assets and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of Section 4 hereof, for the purchase and sale of assets held in the investment portfolio of the Allocated Assets.

The Trading Advisor’s responsibility for providing management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets. For the purpose of complying with Rule 10f-3, Rule 12d3-1, Rule 17a-7 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Trading Advisor will not, with respect to transactions in assets for the Fund, consult with any other trading advisor or sub-advisor to the Fund, the Registered Fund or any series of the Trust. The Trading Advisor is hereby authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of investments and payments of cash for the account of the Fund.

The Fund acknowledges that the Trading Advisor makes no warranty that any investments made by the Trading Advisor hereunder will not depreciate in value or at any time will not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Trading Advisor.

3.	Covenants. In the performance of its duties under this Agreement, the Trading Advisor:

(a)       shall at all times conform to, and act in accordance with, any requirements imposed by: (i) applicable provisions of the 1940 Act, and all applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (ii) any applicable British Virgin Islands and U.S. federal and state law; (iii) any other applicable provision of law; (iv) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (v) applicable policies of the Registered Fund as set forth in its registration statement on Form N-1A (the “Registration Statement”) that apply to the Fund; and (vi) the compliance policies and procedures of the Trust adopted by the Board, as applicable to the Trading Advisor’s services to the Fund, and which applicable policies and procedures have been provided in advance to the Trading Advisor to allow reasonable review and implementation thereof.

(b)       will place orders either directly with the issuer or with any broker, dealer or futures commission merchant (“FCM”). Subject to the other provisions of this Section, in placing orders, the Trading Advisor will attempt to place orders with such parties as may, in the judgment of the Trading Advisor, result in the best execution, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the counterparty firm’s general execution and operational facilities and risk in positioning the assets involved, it being understood that this responsibility for best execution shall not obligate the Trading Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund. In placing orders, the Trading Advisor will consider the experience and skill of the counterparty firm’s traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation and with Section 28(e) of the Securities and Exchange Act of 1934, as amended, to the extent applicable, the Trading Advisor may cause the Fund to pay a member of a securities exchange, broker or dealer an amount of commission for effecting a transaction in excess of the amount of commission another such person would have charged for effecting that transaction it determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such person, viewed in terms of either that particular transaction or with respect to clients for which the Trading Advisor exercises investment discretion. Information and research received from such persons will be in addition to, and not in lieu of, the services required to be performed by the Trading Advisor hereunder. A commission paid to such persons may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Trading Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Trading Advisor to the Fund and its other clients for which it exercises investment discretion and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. It is understood that the expenses of the Trading Advisor will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Trading Advisor by qualified persons that effect transactions for the Fund may be used by the Trading Advisor in servicing other investment companies, funds and accounts that it manages. Similarly, research services furnished to the Trading Advisor by such persons that effect transactions for other investment companies, funds and accounts that the Trading Advisor manages may be used by the Trading Advisor in servicing the Fund. It is understood that not all of these research services are used by the Trading Advisor in managing any particular account, including the Fund. In no instance, however, will the Fund’s investments or commodity interests be purchased from or sold to the Trading Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

The Trading Advisor and its affiliates may aggregate purchase or sale orders for the Fund with purchase or sale orders for the same instrument for the accounts of other clients of the Trading Advisor or of its affiliates and the Trading Advisor’s own accounts, if such aggregation is consistent with applicable law. However, subject to its best execution obligations as herein set forth, the Trading Advisor is under no obligation to aggregate any such orders under any circumstances.

(c)       will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Trading Advisor’s disclosure of such information is required by law or regulation, or when so requested by the Fund.

(d)       will supply such information to the Fund’s co-administrators and permit such compliance inspections by the Fund’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board.

(e)       will not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board and, if the Board authorizes such payments, the Trading Advisor shall report regularly to the Trust on the amounts paid and the relevant financial intermediary.

(f)       will use its reasonable best efforts to provide reasonably requested information or documentation to assist the Trust and the Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust with a copy of the Trading Advisor’s compliance policies and procedures as well as any written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4.	Services Not Exclusive. Nothing in this Agreement shall prevent the Trading Advisor or any officer, employee, affiliate or related person thereof from acting as investment or trading advisor or rendering similar services or other services for any funds/accounts, other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Trading Advisor or any of its officers, employees or agents from buying, selling or trading any investments for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Trading Advisor will undertake no activities which, in its judgment, will materially adversely affect the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the Trading Advisor and its affiliates are not restricted from forming or serving additional investment funds, from entering into other investment advisory/subadvisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund or may involve substantial time and resources from the Trading Advisor.

5.	Independent Contractor. The Trading Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority or obligation to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

6.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Trading Advisor hereby agrees that all records which it maintains for the Fund as required by Rule 31a-3 under the 1940 Act are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Trading Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to transactions effected by the Trading Advisor (except for 31a-1(b)(2)(iv), (b)(4) and (b)(11)). Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Trading Advisor maintaining copies of any such records.

7.	Expenses. During the term of this Agreement, the Trading Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder.

8.	Compensation of the Trading Advisor. The Advisor agrees to pay to the Trading Advisor out of the advisory fee the Advisor receives with respect to the Fund, and the Trading Advisor agrees to accept as full compensation for all services rendered hereunder by the Trading Advisor as such, a fee accrued daily and paid monthly in arrears and calculated at an annual percentage (set forth in Appendix A) of the Advisor’s net fee accrued from the Fund, which rate shall be a percentage of the net fee accrued by the Advisor from the Fund (after giving effect to any waivers and reimbursements pursuant to the Advisor’s expense reimbursement agreement with the Fund). For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

9.	Compensation of Directors, Officers and Employees. No director, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such director, officer or employee while he is at the same time a director, officer, or employee of the Trading Advisor or any affiliated company of the Trading Advisor, except as may be approved by the Registered Fund.

10.	Trading Advisor’s Liability.

(a)       The Trading Advisor shall not be liable for any error of judgment, any act or omission, any mistake of law, or for any loss suffered by the Trading Advisor or by the Fund or the Registered Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Trading Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trading Advisor may consult with counsel and accountants engaged by the Trust in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants.

(b)       U.S. federal securities laws impose liabilities under certain circumstances on persons who act in good faith and nothing herein shall constitute a waiver of or limitation on any right which the Fund may have under any applicable securities laws.

11.	Representations and Warranties Applicable to the Trust, the Advisor, the Registered Fund and the Fund. The Advisor represents and warrants to the Trading Advisor that:

(a)       It is duly organized, existing and in good standing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder.

(b)       This Agreement has been duly authorized, executed, and delivered by it and constitutes a valid and legally binding obligation of it enforceable against it in accordance with its terms.

(c)       This Agreement has been duly considered and approved, consistent with applicable requirements of the 1940 Act, including Section 15 thereof.

(d)       The Advisor has been duly authorized to enter into this Agreement, and as a result thereof, to delegate to the Trading Advisor the provision of services to the Fund as contemplated hereunder.

(e)       The Trust, the Fund and the Registered Fund are currently in compliance in all material respects with applicable laws, the Registration Statement and the policies defined in Rule 38a-1 of the 1940 Act (“38a-1 Policies”). Further, unless caused by the Trading Advisor’s breach of this Agreement, the Advisor shall at all times continue to operate the Registered Fund and the Fund so as to comply in all material respects with the requirements imposed upon the Fund by applicable law and regulations and applicable regulations of any industry self-regulatory agency.

(f)       There are no actual or threatened actions, suits, proceedings, investigations or inquiries pending against it at law or in equity or before or by any governmental authority or self-regulatory body in which an adverse decision would reasonably be expected to materially and adversely affect the Registered Fund or the Fund.

(g)       Each of the Trust, the Advisor, the Registered Fund and the Fund has, and continues to maintain, adequate errors and omissions and directors’ and officers’ insurance policies and there has been no claim made under any such policy since January 1, 2019.

(h)       Since January 1, 2018 through the date hereof, there have been no Material Compliance Matters (as defined by Rule 38a-1 of the 1940 Act) detected or reported concerning the Registered Fund or the Fund.

(i)        The Fund is a “qualified eligible person” (as such term is defined in the Commodity Futures Trading Commission Regulation (“CFTC”) 4.7(a)) and it consents to the Trading Advisor treating its account as an “exempt account”.

The Advisor shall notify the Trading Advisor promptly in writing if at any time any event shall occur which would make or tend to make any of the foregoing not true or incomplete.

12.	Further Representations and Warranties of the Advisor. The Advisor further represents and warrants to the Trading Advisor, which representations and warranties shall be deemed to be continuing, that:

(a)       Except for the information furnished by the Trading Advisor for inclusion in the Prospectus or Statement of Additional Information, the Prospectus and the Statement of Additional Information of the Registered Fund do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(b)       The Advisor (i) is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement and the investment advisory agreement by and between the Advisor and the Trust remains in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from entering into, and performing under, this Agreement, and (iii) will promptly notify the Trading Advisor of the occurrence of any event that would disqualify the Advisor from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

(c)       The Advisor has in place all regulatory, self-regulatory and exchange approvals, licenses, registrations, memberships and/or exemptions as may be necessary in order for it enter to into and perform its obligations under this Agreement.

(d)       The Advisor is registered with the CFTC as a commodity trading advisor and commodity pool operator and is a member of the National Futures Association.

The Advisor shall notify the Trading Advisor promptly in writing if at any time any event shall occur which would make or tend to make any of the foregoing not true or incomplete.

13.	Representations and Warranties of the Trading Advisor. The Trading Advisor represents and warrants to the Advisor that:

(a)       It is duly organized, existing and in good standing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder.

(b)       This Agreement has been duly authorized, executed, and delivered by it and constitutes a valid and legally binding obligation of it enforceable against it in accordance with its terms.

(c)       There are no actual or threatened actions, suits, proceedings, investigations or inquiries pending against it at law or in equity or before or by any governmental authority or self-regulatory body in which an adverse decision would reasonably be expected to materially and adversely affect the Registered Fund or the Fund.

(d)       It has, and continues to maintain, adequate errors and omissions and directors’ and officers’ insurance policies and there has been no claim made under any such policy since January 1, 2019.

The Trading Advisor shall notify the Advisor promptly in writing if at any time any event shall occur which would make or tend to make any of the foregoing not true or incomplete.

14.	Further Representations and Warranties of the Trading Advisor. The Trading Advisor further represents and warrants to the Advisor, which representations and warranties shall be deemed to be continuing, that:

(a)       The Trading Advisor (i) is not prohibited by the 1940 Act from entering into, and performing under, this Agreement, and (ii) will promptly notify the Advisor of the occurrence of any event that would disqualify the Trading Advisor from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

(b)       The Trading Advisor has in place all regulatory, self-regulatory and exchange approvals, licenses, registrations, memberships and/or exemptions as may be necessary in order for it enter to into and perform its obligations under this Agreement.

(c)       The Trading Advisor is registered with the CFTC as a commodity trading advisor and commodity pool operator and is a member of the National Futures Association.

The Trading Advisor shall notify the Advisor promptly in writing if at any time any event shall occur which would make or tend to make any of the foregoing not true or incomplete.

15.	Duration and Termination. This Agreement shall, unless sooner terminated with respect to the Fund as provided herein, continue in effect for a period of two years from its effective date. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated (i) by the Trust at any time as to the Fund, without the payment of any penalty, upon giving the Trading Advisor 60 days’ written notice (which notice may be waived by the Trading Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Registered Fund at the time outstanding and entitled to vote, (ii) by the Advisor on 60 days’ written notice to the Trading Advisor and the Trust (which notice may be waived by the Trading Advisor), or (iii) by the Trading Advisor upon giving the Trust 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Registered Fund and the Advisor (the “Registered Fund Advisory Agreement”) or the Advisory Agreement. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.) Termination of this Agreement shall not affect the right of the Trading Advisor to receive payment on any unpaid balance of the compensation described in Section 8 above earned prior to such termination.

16.	Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

17.	Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

18.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts made and to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

19.	Force Majeure. The Trading Advisor shall not be liable for the nonperformance of its obligations hereunder by reason of any cause beyond its reasonable control, including, but not limited to, any breakdown or failure of transmission or communication or computer facilities, postal or other strikes or similar industrial action, and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations.

20.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

21.	Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

22.	Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver or any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

*** Signature Page Follows ***

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE ADVISOR:

361 Capital, LLC

By:
Name:
Title:

THE TRADING ADVISOR:

Revolution Capital Management LLC

By:
Name:
Title:

Appendix A

Fund	Trading Advisor Fee*	Effective Date
361 Global Managed Futures Strategy Fund Limited		________, 20__

[*	The Trading Advisory fee is a percentage of the Advisor’s net fee accrued from the Fund (after giving effect to any expense reimbursements/waivers pursuant to the Advisor’s [expense reimbursement agreement] with the Fund.)]

APPENDIXF G – FORM OF TRADING ADVISORY AGREEMENT BETWEEN
361 CAPITAL, LLC AND REVOLUTION CAPITAL MANAGEMENT LLC

THIS TRADING ADVISORY AGREEMENT (the “Agreement”), dated as of _____________, is entered into by and between 361 Capital, LLC (the “Advisor”), a Delaware limited liability company, and Revolution Capital Management LLC (the “Trading Advisor”), a Colorado limited liability company.

WHEREAS, the Advisor has agreed to furnish investment advisory services to 361 Global Managed Futures Strategy Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Advisor wishes to engage the Trading Advisor to provide certain trading advisory services to the Fund; and

WHEREAS, this Agreement has been approved by the Board of Trustees of the Trust in accordance with Section 15 of the 1940 Act, and the Trading Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.       Appointment. In accordance with the Investment Advisory Agreement between the Fund and the Advisor (the “Advisory Agreement”), the Advisor hereby appoints the Trading Advisor to act as trading advisor with respect to the Fund for the period and on the terms set forth in this Agreement. The Trading Advisor accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. The Advisor hereby agrees that for as long as this Agreement is in effect the Fund will not be managed by any other trading advisor. The parties agree, however, that the Advisor may in its discretion appoint a registered investment advisor to manage the securities and other assets of the Fund, in accordance with the 1940 Act and the rules and requirements thereunder.

2.       Duties and Obligations of the Trading Advisor with Respect to Investment of Allocated Assets of the Fund. Subject to the succeeding provisions of this section and subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Advisor, the Trading Advisor, with respect to such portion of the Fund’s assets as shall be allocated to the Trading Advisor by the Advisor from time to time (the “Allocated Assets”), shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Allocated Assets consistent with the managed futures strategy set forth in the Registered Fund’s Prospectus (as provided to the Trading Advisor in advance of the date hereof), and, in connection therewith, have complete discretion in purchasing and selling assets for the Fund with respect to the Allocated Assets, and in voting, exercising consents and exercising all other rights appertaining to such assets on behalf of the Fund with respect to the Allocated Assets; (ii) supervise the investment program of the Allocated Assets and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of Section 4 hereof, for the purchase and sale of assets held in the investment portfolio of the Allocated Assets.

The Trading Advisor’s responsibility for providing management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets. For the purpose of complying with Rule 10f-3, Rule 12d3-1, Rule 17a-7 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Trading Advisor will not, with respect to transactions in assets for the Fund, consult with any other trading advisor or sub-advisor to the Fund, the Registered Fund or any series of the Trust. The Trading Advisor is hereby authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of investments and payments of cash for the account of the Fund.

The Fund acknowledges that the Trading Advisor makes no warranty that any investments made by the Trading Advisor hereunder will not depreciate in value or at any time will not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Trading Advisor.

The Trading Advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Allocated Assets since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Trading Advisor, and on its own initiative, will furnish the Board from time to time with such information as the Trading Advisor may believe appropriate for this purpose, whether concerning the individual companies the investments of which are included in the Allocated Assets’ holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Allocated Assets maintain investments, or otherwise.  The Trading Advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Allocated Assets as the Trading Advisor may believe appropriate or as the Board reasonably may request.

The Trading Advisor will report to the Board and the Advisor all material matters related to the Trading Advisor.  On an annual basis, the Trading Advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Trading Advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made to the Trading Advisor under the Code and its compliance policies and procedures.  The Trading Advisor will notify the Advisor and the Trust in writing of any change of control of the Trading Advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Trading Advisor, as promptly as possible, and in any event prior to such change.

The Trading Advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

The Trading Advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the custodian and fund accountant may reasonably require.  In accordance with procedures adopted by the Board, the Trading Advisor is responsible for assisting in the fair valuation of all Allocated Assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Trading Advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

3.       Covenants. In the performance of its duties under this Agreement, the Trading Advisor:

(a)        shall at all times conform to, and act in accordance with, any requirements imposed by: (i) applicable provisions of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (ii) any applicable U.S. federal and state law; (iii) any other applicable provision of law; (iv) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (v) applicable policies of the Fund as set forth in its registration statement on Form N-1A (the “Registration Statement”); and (vi) the compliance policies and procedures of the Trust adopted by the Board, as applicable to the Trading Advisor’s services to the Fund, and which applicable policies and procedures have been provided in advance to the Trading Advisor to allow reasonable review and implementation thereof.

(b)        will place orders either directly with the issuer or with any broker, dealer or futures commission merchant (“FCM”). Subject to the other provisions of this Section, in placing orders, the Trading Advisor will attempt to place orders with such parties as may, in the judgment of the Trading Advisor, result in the best execution, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the counterparty firm’s general execution and operational facilities and risk in positioning the assets involved, it being understood that this responsibility for best execution shall not obligate the Trading Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund. In placing orders, the Trading Advisor will consider the experience and skill of the counterparty firm’s traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation and with Section 28(e) of the Securities and Exchange Act of 1934, as amended, to the extent applicable, the Trading Advisor may cause the Fund to pay a member of a securities exchange, broker or dealer an amount of commission for effecting a transaction in excess of the amount of commission another such person would have charged for effecting that transaction it determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such person, viewed in terms of either that particular transaction or with respect to clients for which the Trading Advisor exercises investment discretion. Information and research received from such persons will be in addition to, and not in lieu of, the services required to be performed by the Trading Advisor hereunder. A commission paid to such persons may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Trading Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Trading Advisor to the Fund and its other clients for which it exercises investment discretion and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. It is understood that the expenses of the Trading Advisor will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Trading Advisor by qualified persons that effect transactions for the Fund may be used by the Trading Advisor in servicing other investment companies, funds and accounts that it manages. Similarly, research services furnished to the Trading Advisor by such persons that effect transactions for other investment companies, funds and accounts that the Trading Advisor manages may be used by the Trading Advisor in servicing the Fund. It is understood that not all of these research services are used by the Trading Advisor in managing any particular account, including the Fund. In no instance, however, will the Fund’s investments or commodity interests be purchased from or sold to the Trading Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

The Trading Advisor and its affiliates may aggregate purchase or sale orders for the Fund with purchase or sale orders for the same instrument for the accounts of other clients of the Trading Advisor or of its affiliates and the Trading Advisor’s own accounts, if such aggregation is consistent with applicable law. However, subject to its best execution obligations as herein set forth, the Trading Advisor is under no obligation to aggregate any such orders under any circumstances.

(c)        will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Trading Advisor’s disclosure of such information is required by law or regulation, or when so requested by the Fund.

(d)        will supply such information to the Fund’s co-administrators and permit such compliance inspections by the Fund’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board.

(e)        will not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board and, if the Board authorizes such payments, the Trading Advisor shall report regularly to the Trust on the amounts paid and the relevant financial intermediary.

(f)         will use its reasonable best efforts to provide reasonably requested information or documentation to assist the Trust and the Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust with a copy of the Trading Advisor’s compliance policies and procedures as well as any written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4.        Services Not Exclusive. Nothing in this Agreement shall prevent the Trading Advisor or any officer, employee, affiliate or related person thereof from acting as investment or trading advisor or rendering similar services or other services for any funds/accounts, other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Trading Advisor or any of its officers, employees or agents from buying, selling or trading any investments for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Trading Advisor will undertake no activities which, in its judgment, will materially adversely affect the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the Trading Advisor and its affiliates are not restricted from forming or serving additional investment funds, from entering into other investment advisory/subadvisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund or may involve substantial time and resources from the Trading Advisor.

5.        Independent Contractor. The Trading Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority or obligation to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

6.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Trading Advisor hereby agrees that all records which it maintains for the Fund as required by Rule 31a-3 under the 1940 Act are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Trading Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to transactions effected by the Trading Advisor (except for 31a-1(b)(2)(iv), (b)(4) and (b)(11)). Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Trading Advisor maintaining copies of any such records.

7.        Expenses. During the term of this Agreement, the Trading Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder.

8.        Compensation of the Trading Advisor. The Advisor agrees to pay to the Trading Advisor out of the advisory fee the Advisor receives with respect to the Fund, and the Trading Advisor agrees to accept as full compensation for all services rendered hereunder by the Trading Advisor as such, a fee accrued daily and paid monthly in arrears and calculated at an annual percentage (set forth in Appendix A) of the Advisor’s net fee accrued from the Fund, which rate shall be a percentage of the net fee accrued by the Advisor from the Fund (after giving effect to any waivers and reimbursements pursuant to the Advisor’s expense reimbursement agreement with the Fund). For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The parties acknowledge that the Fund intends to invest a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the British Virgin Islands (the “Subsidiary”). It is the intention of the parties that the Trading Advisor collect trading advisory fees on the assets at the Fund level or assets at the Subsidiary level, but not both. Accordingly, to the extent the Fund invests assets in the Subsidiary, the Trading Advisor agrees to waive the trading advisory fee with respect to the Fund in an amount equal to the investment advisory fee paid to the Trading Advisor by the Advisor pursuant to the trading advisory agreement between the Trading Advisor and the Advisor with respect to the Subsidiary, in order that the aggregate trading advisory fee paid by the Advisor to the Trading Advisor with respect to the Fund and the Subsidiary equals the amount of the trading advisory fee that would have been paid by the Advisor to the Trading Advisor with respect to the Fund if the Fund had not invested assets in the Subsidiary.

9.        Compensation of Directors, Officers and Employees. No director, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such director, officer or employee while he is at the same time a director, officer, or employee of the Trading Advisor or any affiliated company of the Trading Advisor, except as may be approved by the Registered Fund.

10.        Trading Advisor’s Liability.

(a)        The Trading Advisor shall not be liable for any error of judgment, any act or omission, any mistake of law, or for any loss suffered by the Trading Advisor or by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Trading Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trading Advisor may consult with counsel and accountants engaged by the Trust in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants.

(b)        U.S. federal securities laws impose liabilities under certain circumstances on persons who act in good faith and nothing herein shall constitute a waiver of or limitation on any right which the Fund may have under any applicable securities laws.

11.        Representations and Warranties Applicable to the Trust, the Advisor, and the Fund. The Advisor represents and warrants to the Trading Advisor that:

(a)        It is duly organized, existing and in good standing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder.

(b)        This Agreement has been duly authorized, executed, and delivered by it and constitutes a valid and legally binding obligation of it enforceable against it in accordance with its terms.

(c)        This Agreement has been duly considered and approved, consistent with applicable requirements of the 1940 Act, including Section 15 thereof.

(d)        The Advisor has been duly authorized to enter into this Agreement, and as a result thereof, to delegate to the Trading Advisor the provision of services to the Fund as contemplated hereunder.

(e)        The Trust and the Fund are currently in compliance in all material respects with applicable laws, the Registration Statement and the policies defined in Rule 38a-1 of the 1940 Act (“38a-1 Policies”). Further, unless caused by the Trading Advisor’s breach of this Agreement, the Advisor shall at all times continue to operate the Fund so as to comply in all material respects with the requirements imposed upon the Fund by applicable law and regulations and applicable regulations of any industry self-regulatory agency.

(f)         There are no actual or threatened actions, suits, proceedings, investigations or inquiries pending against it at law or in equity or before or by any governmental authority or self-regulatory body in which an adverse decision would reasonably be expected to materially and adversely affect the Fund.

(g)        Each of the Trust, the Advisor and the Fund has, and continues to maintain, adequate errors and omissions and directors’ and officers’ insurance policies and there has been no claim made under any such policy since January 1, 2019.

(h)        Since January 1, 2018 through the date hereof, there have been no Material Compliance Matters (as defined by Rule 38a-1 of the 1940 Act) detected or reported concerning the Fund.

(i)         The Fund is a “qualified eligible person” (as such term is defined in the Commodity Futures Trading Commission Regulation (“CFTC”) 4.7(a)) and it consents to the Trading Advisor treating its account as an “exempt account”.

The Advisor shall notify the Trading Advisor promptly in writing if at any time any event shall occur which would make or tend to make any of the foregoing not true or incomplete.

12.        Further Representations and Warranties of the Advisor. The Advisor further represents and warrants to the Trading Advisor, which representations and warranties shall be deemed to be continuing, that:

(a)         Except for the information furnished by the Trading Advisor for inclusion in the Prospectus or Statement of Additional Information, the Prospectus and the Statement of Additional Information of the Fund do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(b)          The Advisor (i) is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement and the investment advisory agreement by and between the Advisor and the Trust remains in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from entering into, and performing under, this Agreement, and (iii) will promptly notify the Trading Advisor of the occurrence of any event that would disqualify the Advisor from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

(c)          The Advisor has in place all regulatory, self-regulatory and exchange approvals, licenses, registrations, memberships and/or exemptions as may be necessary in order for it enter to into and perform its obligations under this Agreement.

(d)          The Advisor is registered with the CFTC as a commodity trading advisor and commodity pool operator and is a member of the National Futures Association.

The Advisor shall notify the Trading Advisor promptly in writing if at any time any event shall occur which would make or tend to make any of the foregoing not true or incomplete.

13.        Representations and Warranties of the Trading Advisor. The Trading Advisor represents and warrants to the Advisor that:

(a)          It is duly organized, existing and in good standing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder.

(b)          This Agreement has been duly authorized, executed, and delivered by it and constitutes a valid and legally binding obligation of it enforceable against it in accordance with its terms.

(c)          There are no actual or threatened actions, suits, proceedings, investigations or inquiries pending against it at law or in equity or before or by any governmental authority or self-regulatory body in which an adverse decision would reasonably be expected to materially and adversely affect the Fund.

(d)          It has, and continues to maintain, adequate errors and omissions and directors’ and officers’ insurance policies and there has been no claim made under any such policy since January 1, 2019.

The Trading Advisor shall notify the Advisor promptly in writing if at any time any event shall occur which would make or tend to make any of the foregoing not true or incomplete.

14.        Further Representations and Warranties of the Trading Advisor. The Trading Advisor further represents and warrants to the Advisor, which representations and warranties shall be deemed to be continuing, that:

(a)          The Trading Advisor (i) is not prohibited by the 1940 Act from entering into, and performing under, this Agreement, and (ii) will promptly notify the Advisor of the occurrence of any event that would disqualify the Trading Advisor from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

(b)          The Trading Advisor has in place all regulatory, self-regulatory and exchange approvals, licenses, registrations, memberships and/or exemptions as may be necessary in order for it enter to into and perform its obligations under this Agreement.

(c)          The Trading Advisor is registered with the CFTC as a commodity trading advisor and commodity pool operator and is a member of the National Futures Association.

The Trading Advisor shall notify the Advisor promptly in writing if at any time any event shall occur which would make or tend to make any of the foregoing not true or incomplete.

15.        Duration and Termination. This Agreement shall, unless sooner terminated with respect to the Fund as provided herein, continue in effect for a period of two years from its effective date. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated (i) by the Trust at any time as to the Fund, without the payment of any penalty, upon giving the Trading Advisor 60 days’ written notice (which notice may be waived by the Trading Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Registered Fund at the time outstanding and entitled to vote, (ii) by the Advisor on 60 days’ written notice to the Trading Advisor and the Trust (which notice may be waived by the Trading Advisor), or (iii) by the Trading Advisor upon giving the Trust 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Registered Fund and the Advisor (the “Registered Fund Advisory Agreement”) or the Advisory Agreement. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.) Termination of this Agreement shall not affect the right of the Trading Advisor to receive payment on any unpaid balance of the compensation described in Section 8 above earned prior to such termination.

16.        Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

17.        Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

18.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts made and to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

19.        Force Majeure. The Trading Advisor shall not be liable for the nonperformance of its obligations hereunder by reason of any cause beyond its reasonable control, including, but not limited to, any breakdown or failure of transmission or communication or computer facilities, postal or other strikes or similar industrial action, and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations.

20.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

21.        Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

22.        Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver or any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

*** Signature Page Follows ***

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE ADVISOR:

361 Capital, LLC

By:
Name:
Title:

THE TRADING ADVISOR:

Revolution Capital Management LLC

By:
Name:
Title:

Appendix A

Fund	Trading Advisor Fee*	Effective Date
361 Global Managed Futures Strategy Fund Limited		________, 20__

[*	The Trading Advisory fee is a percentage of the Advisor’s net fee accrued from the Fund (after giving effect to any expense reimbursements/waivers pursuant to the Advisor’s [expense reimbursement agreement] with the Fund.)]

APPENDIX H - TERMS AND CONDITIONS OF “MANAGER OF MANAGERS”
EXEMPTIVE RELIEF

Capitalized terms used below are used as defined in the exemptive application.

The Order granted by the SEC is subject to the following conditions1:

1.	Before a Subadvised Series may rely on the order requested in the Application, the operation of the Subadvised Series in the manner described in this Application, will be, or has been, approved by a majority of the Subadvised Series’ outstanding voting securities as defined in the 1940 Act, or, in the case of a new Subadvised Series whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before such Subadvised Series’ shares are offered to the public.

2.	The prospectus for each Subadvised Series will disclose the existence, substance, and effect of any order granted pursuant to this Application. Each Subadvised Series will hold itself out to the public as employing the multi-manager structure described in this Application. Each prospectus will prominently disclose that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

3.	The Adviser will provide general management services to a Subadvised Series, including overall supervisory responsibility for the general management and investment of the Subadvised Series’ assets. Subject to review and approval of the Board, the Adviser will (a) set a Subadvised Series’ overall investment strategies, (b) evaluate, select, and recommend Sub-Advisers to manage all or a portion of a Subadvised Series’ assets, and (c) implement procedures reasonably designed to ensure that Sub-Advisers comply with a Subadvised Series’ investment objective, policies and restrictions. Subject to review by the Board, the Adviser will (a) when appropriate, allocate and reallocate a Subadvised Series’ assets among multiple Sub-Advisers; and (b) monitor and evaluate the performance of Sub-Advisers.

4.	A Subadvised Series will not make any Ineligible Sub-Adviser Changes without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Subadvised Series.

5.	A Subadvised Series will inform shareholders of the hiring of a new Sub-Adviser within 90 days after the hiring of the new Sub-Adviser pursuant to the Modified Notice and Access Procedures.

6.	At all times, at least a majority of the Board will be Independent Board Members, and the selection and nomination of new or additional Independent Board Members will be placed within the discretion of the then-existing Independent Board Members.

7.	Independent Legal Counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Board Members. The selection of such counsel will be within the discretion of the then-existing Independent Board Members.

8.	The Adviser will provide the Board, no less frequently than quarterly, with information about the profitability of the Adviser on a per Subadvised Series basis. The information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

[1]	Applicants will only comply with conditions 7, 8, 9 and 12 if they rely on the relief that would allow them to provide Aggregate Fee Disclosure.

H-1

9.	Whenever a sub-adviser is hired or terminated, the Adviser will provide the Board with information showing the expected impact on the profitability of the Adviser.

10.	Whenever a sub-adviser change is proposed for a Subadvised Series with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Board Members, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Subadvised Series and its shareholders, and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

11.	No Board Member or officer of a Subadvised Series, or partner, director, manager, or officer of the Adviser, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person), any interest in a Sub-Adviser, except for (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

12.	Each Subadvised Series will disclose the Aggregate Fee Disclosure in its registration statement.

13.	In the event the Commission adopts a rule under the 1940 Act providing substantially similar relief to that requested in the Application, the requested order will expire on the effective date of that rule.

14.	Any new Sub-Advisory Agreement or any amendment to a Subadvised Series’ existing Investment Management Agreement or Sub-Advisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Subadvised Series will be submitted to the Subadvised Series’ shareholders for approval.

H-2

Statement of Additional Information

September 30, 2020

361 Managed Futures Strategy Fund

Investor Class (AMFQX)

Class I (AMFZX)

361 Global Managed Futures Strategy Fund

Investor Class (AGFQX)

Class I (AGFZX)

Each a series of Investment Managers Series Trust

361 Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-888-736-1227 (1-888-7361CAP)

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated September 30, 2020, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of the 361 Managed Futures Strategy Fund (the “Acquired Fund”), a series of Investment Managers Series Trust (the “Trust”), a Delaware statutory trust, to be held on November 12, 2020. This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Proxy Statement/Prospectus. Copies of the Combined Proxy Statement and Prospectus are available upon request and without change by writing to the Trust at 361 Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201 or by calling 1-888-736-1227 (1-888-7361CAP).

This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

1.	Prospectus dated March 1, 2020 relating to the 361 Managed Futures Strategy Fund and 361 Global Managed Futures Strategy Fund filed via EDGAR on February 28, 2020 (Accession No.0001398344-20-004654);

2.	SAI dated March 1, 2020 relating to the 361 Managed Futures Strategy Fund and 361 Global Managed Futures Strategy Fund filed via EDGAR on February 28, 2020 (Accession No. 0001398344-20-004654);

3.	Annual Report to Shareholders for the fiscal year ended October 31, 2019 relating to the 361 Managed Futures Strategy Fund and 361 Global Managed Futures Strategy Fund filed via EDGAR on January 9, 2020 (Accession No. 0001398344-20-000513); and

3.	Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2020 relating to the 361 Managed Futures Strategy Fund and 361 Global Managed Futures Strategy Fund filed via EDGAR on July 9, 2020 (Accession No. 0001398344-20-013526).

The term “Fund” refers to the 361 Global Managed Futures Strategy Fund. Please retain this SAI for further reference.

TABLE OF CONTENTS

THE TRUST AND THE FUND	4
INVESTMENT STRATEGIES, POLICIES AND RISKS	4
MANAGEMENT OF THE FUND	33
PORTFOLIO TRANSACTIONS AND BROKERAGE	52
PORTFOLIO TURNOVER	54
PROXY VOTING POLICY	54
ANTI-MONEY LAUNDERING PROGRAM	54
PORTFOLIO HOLDINGS INFORMATION	55
DETERMINATION OF NET ASSET VALUE	57
PURCHASE AND REDEMPTION OF FUND SHARES	58
FEDERAL INCOME TAX MATTERS	59
DIVIDENDS AND DISTRIBUTIONS	67
GENERAL INFORMATION	68
FINANCIAL STATEMENTS	70
APPENDIX “A” DESCRIPTION OF SHORT-TERM RATINGS	71
APPENDIX “B” PROXY VOTING POLICIES AND PROCEDURES	72
APPENDIX “C” PRO FORMA FINANCIAL STATEMENTS COMBINED	78

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

The Global Managed Futures Strategy Fund currently offers Investor Class and Class I shares. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

361 Capital, LLC (“361” or the “Advisor”) serves as the Fund’s investment advisor pursuant to an investment management agreement with the Trust on behalf of the Fund.

Revolution Capital Management LLC (“RCM” or “Trading Advisor”) serves as trading-advisor to the Fund.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

The Fund pursues its strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary formed under the laws of the British Virgin Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary. The Subsidiary is advised by the Advisor and the Trading Advisor and has the same investment objective as the Fund. The Subsidiary complies with Section 8 of the 1940 Act governing investment policies and Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with the Fund. The Subsidiary also complies with Section 17 of the 1940 Act governing affiliated transactions and custody. Because the Subsidiary invests in some of the investments described in this SAI, the Fund will be directly or indirectly exposed to such investments. For that reason, references in the SAI to investments by, and activities and risks of, the Fund may also include investments by, and activities and risks of the Subsidiary.

Principal Investment Strategies, Policies and Risks

The Fund’s principal investment strategies and related risks are identified below.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Advisor is registered as a commodity pool operator with respect to the Fund and RCM is registered as a commodity trading advisor. As a result, both the Advisor and RCM are subject to CFTC requirements in such capacity, including recordkeeping, reporting, and disclosure requirements. In addition, the Advisor and RCM may be subject to substantially the same requirements with regard to the Subsidiary.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, the Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Foreign Currency Transactions

The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor or a Sub-Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU, which withdrawal is commonly referred to as “Brexit.” The future relationship between the UK and the EU remains unresolved and subject to negotiation during an 11-month transition period. It is unclear what the potential outcome and/or ramifications of these negotiations may be, and the consequences for European and UK businesses could be severe. The Fund face risks associated with the uncertainty and consequences following Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions, and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is defined, and the UK determines which EU laws to replace or replicate. Any effects of Brexit could adversely affect any of the companies to which the Fund have exposure and any other assets in which the Fund invest.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent the Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Derivatives

The Fund may utilize a variety of derivatives contracts, such as futures, options and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

The Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.

OTC Options. The Fund may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has raised interest rates from these historically low levels. These policy changes, including any further adjustments to interest rates, may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invest in derivatives tied to fixed income markets they may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, UITs and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

●	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A. With respect to the Managed Futures Strategy Fund, the Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-3” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-3” by Moody’s Investors Service, Inc. (“Moody’s”), or “F-3” by Fitch Ratings Inc. or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor or a Sub-Advisor may actively expose the relevant Fund to credit risk. However, there can be no guarantee that the Advisor or the Sub-Advisors will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Government Obligations

The Fund may invest in short-term U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Other Investment Strategies, Policies and Risks

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor, Sub-Advisor or Trading Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

The Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Initial Public Offerings

The Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. Dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. Recently issued proposed regulations allow a RIC to pass the character of its qualified RIC dividends through to its shareholders provided certain holding period requirements are met.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Advisor, Sub-Advisor, or Trading Advisor, the investment characteristics of the underlying common stock or other equity security will assist the Funds in achieving their investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Advisor, Sub-Advisor or Trading Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor, Sub-Advisor or Trading Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are subject to the risks associated generally with fixed income securities.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as the London Interbank Offered Rate. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

Structured Investments

The Fund may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Within the parameters of their specific investment policies, the Fund may invest in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

For the purposes of the Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Municipal Bonds

The Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Master Limited Partnerships (“MLPs”)

The Fund may invest in MLPs. An MLP is an entity receiving partnership taxation treatment under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner’s board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Effective for taxable years beginning after December 31, 2017, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the new law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder of the Fund will not.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Private Placements

The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct transactions in underlying securities.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the 1933 Act or pursuant to an exemption, such as Rule 144A. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the 1933 Act (“4(a)(2) Paper”). The Advisor, Sub-Advisor or Trading Advisor will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Advisor and Sub-Advisors, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

Other Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, Sub-Advisor or Trading Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, has approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of the Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that the Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China's economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments.. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Technology Risk

The Advisor uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Funds performance.

LIBOR Risk

Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Cybersecurity Risk

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund or the Advisor, custodian, transfer agent or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or in investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities);

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”));

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options on commodities; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisors, Trading Advisors, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor, Sub-Advisors and Trading Advisors are responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun, William H. Young and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office(c) and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee(d)	Other Directorships Held by Trustee During the Past Five Years(e)
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	5	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc. a financial services consulting firm (1996 – 2015).	4	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman NICSA, an investment management trade association (1993 – 1996).	4	361 Social Infrastructure Fund, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office(c) and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee(d)	Other Directorships Held by Trustee During the Past Five Years(e)
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office(c) and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee(d)	Other Directorships Held by Trustee During the Past Five Years(e)
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office(c) and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee(d)	Other Directorships Held by Trustee During the Past Five Years(e)
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 51 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $30,000. Each Independent Trustee also receives $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended. In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board; and each of Mr. Young, Mr. Miller and Mr. Zader receives an additional annual retainer of $10,000 for serving as Audit Committee Chair, Valuation Committee Chair and Nominating, Governance and Regulatory Review Committee Chair, respectively. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund(s) pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

	Charles H. Miller, Independent Trustee, and Valuation Committee Chair	Ashley Toomey Rabun, Independent Trustee and Chairperson	William H. Young, Independent Trustee and Audit Committee Chair	John P. Zader, Independent Trustee and Nominating Governance and Regulatory Review Committee Chair
Global Managed Futures Strategy Fund1,2,3	$1,878	$2,095	$1,878	$1,878
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation from Fund and Fund Complex Paid to Trustees 1,2,3	$12,567	$14,017	$12,567	$12,567

1.	For the fiscal year ended October 31, 2019.

2.	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the 361 Managed Futures Strategy Fund, 361 Domestic Long/Short Equity Fund and the 361 Global Long/Short Equity Fund. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series. For the Fund’s fiscal year ended October 31, 2019, the aggregate Independent Trustees’ fees for the Trust were $535,000.

3.	Messrs. Miller and Zader each elected to defer payment of their compensation from the Funds advised by the Advisor under the Fund’s non-qualified Deferred Compensation Plan for Trustees under which trustees may defer receipt of all or part of their compensation from the Funds. As of fiscal year ended October 31, 2019, the total amount of deferred compensation payable to Messrs. Miller and Zader was $43,564 and $159,060, respectively.

Mr. Banhazl and Ms. Quill are not compensated for their service as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl and June 2019 for Ms. Quill) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Ms. Quill and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl and Ms. Quill, their positions with Mutual Fund Administration, LLC and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

o	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

o	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

o	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

o	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

o	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

o	Ms. Quill has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

●	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust. The Audit Committee met twice during the fiscal year ended October 31, 2019 with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

●	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee met twice during the fiscal year ended October 31, 2019.

●	The function of the Valuation Committee is to recommend to the Board for its approval methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed. The Valuation Committee did not meet during the fiscal year ended October 31, 2019 with respect to the Fund.

Independent Trustees comprise 67% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor, Sub-Advisors and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

As of December 31, 2019, the Trustees beneficially owned shares of the Fund and other series of the Trust as follows.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	$10,001 – $50,000
John P. Zader, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	$50,001 - $100,000
Maureen Quill, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

The following table lists the control persons of the Fund as of August 28, 2020. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. 1 Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Control Persons	Jurisdiction	Percentage of Total Outstanding Shares of the Fund as of August 28, 2020
361 Global Managed Futures Fund
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	California	31.24%

[1]	The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

The following table lists the principal shareholders of the Fund as of August 28, 2020. The principal shareholders are holders of record of more than 5% of the outstanding shares of the indicated classes of the Fund, including the listed shareholders that are financial intermediaries.1

Principal Shareholder	Percentage of Total Outstanding Shares of the Class as of August 28, 2020
361 Global Managed Futures Strategy Fund/ Investor Class
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	64.86%
361 Global Managed Futures Strategy Fund/ Class I
LPL Financial Omnibus Customer Account San Diego, CA 92121	31.15%
TD Ameritrade Inc. FBO of Our Clients Omaha, NE 68103	21.45%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	15.36%

As of this date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Trading Advisor or the Fund’s distributor, IMST Distributors, LLC (the “Distributor”).

The Advisor

361 Capital, LLC acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is controlled by its Principal, Thomas I. Florence. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

Pursuant to the terms of the Advisory Agreement, the Advisor also provides the Fund with investment advice, makes recommendations with respect to the selection and continued employment of the Sub-Advisors or Trading Advisors to manage the Fund’s assets, performs diligence on and monitors the Sub-Advisors and Trading Advisors, investment performance and adherence to compliance procedures, and oversees the investments made by the Sub-Advisors and Trading Advisors. The Advisor also continuously monitors each Sub-Advisor’s and Trading Advisor’s compliance with the Fund’s investment objective, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.

The Advisory Agreement will remain in effect with respect to the Fund for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Organization and Management of the Subsidiary

The Subsidiary of the Fund is the 361 Global Managed Futures Strategy Fund Limited. The Subsidiary is a company organized under the British Virgin Islands. The Advisor is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary (the “Subsidiary Investment Advisory Agreement”). The Subsidiary Investment Advisory Agreement provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Additionally, the Advisor delegates elements of the management of the Subsidiary’s portfolio to the Fund’s Trading Advisor pursuant to a trading advisory agreement between the Advisor and the Trading Advisor. The Advisor pays the Subsidiary’s Trading Advisor a fee for its services. The Advisor has contractually agreed, for so long as the Fund invests in its Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in its Subsidiary and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Board of Trustees for such termination. The Subsidiary has entered into separate contracts for the provision of custody and fund accounting services with UMB Fund Services, Inc. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, fund accounting, fund administration and audit services that it receives. The expenses of the Subsidiary are not expected to be material in relation to the value of a Fund’s assets and are consolidated into the expenses of the Fund.

Trading Advisor

RCM serves as trading advisor to the Fund pursuant to a trading advisory agreement with the Advisor (the “RCM Trading Advisory Agreement”). RCM also serves as trading advisor to the Subsidiary pursuant to a trading advisory agreement with the Advisor (the “Subsidiary Trading Advisory Agreement” and together with the RCM Trading Advisory Agreement, the “RCM Trading Advisory Agreements”). RCM makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

The RCM Trading Advisory Agreements will remain in effect with respect to the Fund and its Subsidiary for an initial two-year period. After the initial two-year period, the RCM Trading Advisory Agreements will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the respective Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Trading Advisory Agreement or interested persons of the Advisor, the Sub-Advisor or the Trust. A Trading Advisory Agreement may be terminated at any time without the payment of any penalty by (i) the Board of Trustees of the Trust on 60 day’s written notice to RCM. Provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting shares of the Fund, or (ii) by the Trading Advisor or the Advisor, upon 60 days’ written notice to the other party. Additionally, the RCM Trading Advisory Agreements automatically terminate in the event of their assignment. In addition, the Subsidiary Trading Advisory Agreement shall terminate immediately upon termination of the investment advisory agreement between the Advisor and the Subsidiary. The RCM Trading Advisory Agreements provide that the Trading Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the respective Trading Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Trading Advisor of its duties under the respective Trading Advisory Agreement.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund set forth in the table below to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed the limit set forth below (the “expense cap”). The agreement is effective until February 28, 2022, and it may be terminated, before that date only by the Board of Trustees.

Fund	Expense Limit as percent of the average daily net assets
	Investor Class	Class I
Global Managed Futures Strategy Fund	1.99%	1.74%

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time of the such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Fund paid the following advisory fees to the Advisor for the periods indicated:

Global Managed Futures Strategy Fund	Advisory Fees Accrued	Advisory Fees Recouped/ (Waived)	Advisory Fee Retained
For the fiscal year ended October 31, 2019	$816,404	$(22,277)	$794,127
For the fiscal year ended October 31, 2018	$1,394,774	$77,081	$1,471,855
For the fiscal year ended October 31, 2017	$898,678	$(15,608)	$883,070

In consideration of the services to be provided by the Trading Advisor to the Fund and Subsidiary, the Trading Advisor’s fee is a percentage of the Advisor’s net fee accrued from the Fund (after giving effect to any expense reimbursements/waivers pursuant to the Advisor’s expense reimbursement agreement with the Fund).

Portfolio Managers

Other Accounts Managed by the Portfolio Managers. Set forth below is the following information with respect to each portfolio manager who is primarily responsible for the day-to-day management of the Fund’s or Subsidiary’s portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in the Fund.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers[1]	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Michael D. Mundt	4	$250	4	$169	7	$31
T. Robert Olson	4	$250	4	$169	7	$31

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers[1]	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Michael D. Mundt	0	$0	4	$169	6	$27
T. Robert Olson	0	$0	4	$169	6	$27

[1]	As of December 31, 2019

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor and/or Sub-Advisor or Trading Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and/or Sub-Advisor or Trading Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor and Sub-Advisor or Trading Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

Compensation of Portfolio Managers

RCM

Michael Mundt and T. Robert Olson are compensated by RCM. Each of them receives a fixed based salary and each shares in the profitability of RCM. The portfolio manager’s compensation arrangements are not determined on the basis of specific funds or accounts managed.

Ownership of the Fund by the Portfolio Managers

The following chart sets forth the dollar range of shares owned by each portfolio manager in the Fund as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Securities in the Fund (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000)
Michael D. Mundt	A
T. Robert Olson	A

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Co-Administration Agreement, the Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets. The Fund paid the following co-administration fees for the periods indicated:

For the fiscal year ended October 31, 2019*	$79,738
For the fiscal year ended October 31, 2018	$91,246
For the fiscal year ended October 31, 2017	$66,415

*	Includes Fund Administration and Accounting fees.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP (“Tait Weller”), 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust.

Paul Hastings LLP (“Paul Hastings”), 101 California Street, 48th Floor, San Francisco, California 94111, serves as legal counsel to the Independent Trustees.

Distributor and the Distribution Agreement

IMST Distributors, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisors or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Pursuant to the Distribution Agreement, amounts received by the Distributor are not held for profit by the Distributor, but instead are used to pay for and/or reimburse the Advisor for distribution related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Investor Class shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Investor Class shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Investor Class shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Investor Class shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund's Investor Class shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund’s Investor Class shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than for fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The Fund’s Investor Class shares paid the following 12b-1 fees for the fiscal year ended October 31, 2019.

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$28,967
Payment to dealers	$0
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$28,967

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s Investor Class and Class I shares average daily net assets, payable monthly. The amount paid by the Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization, and/or in terms of percentage of the net assets of such accounts. For the fiscal year ended October 31, 2019, the Fund paid $70,870 in shareholder servicing fees.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Trading Advisory Agreement, the Advisor and Trading Advisor determine which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and Trading Advisor will use their reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor and Trading Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor and the Trading Advisor consider such information, which is in addition to and not in lieu of the services required to be performed by them under the Advisory Agreement and Trading Advisor Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor or Trading Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor or Trading Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor and Trading Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s or Trading Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or Trading Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or a Trading Advisor’s other client accounts.

The Fund do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Fund paid the following brokerage commissions and soft dollar commissions for the periods indicated:

	Broker Commissions	Soft Dollar
For the fiscal year ended October 31, 2019(1)	$141,631	$0
For the fiscal year ended October 31, 2018	$266,486	$0
For the fiscal year ended October 31, 2017	$146,874	$0

(1)	The decrease in broker commission in the fiscal year ended October 31, 2019 for the Global Managed Futures Fund was due to a decrease in net assets.

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares.

The Fund did not hold any securities of any regular brokers or dealers during the fiscal year ended October 31, 2019.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s portfolio turnover rate was as follows for the periods indicated:

	Fiscal Year Ended
	October 31, 2019	October 31, 2018
Global Managed Futures Strategy Fund	0%	0%

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s, and the Trust’s Policies. The Trust Policies and the Advisor Policies are intended to serve as a guideline and to further the economic value of each security held by the Fund. The Trust’s Chief Compliance Officer (“CCO”) will review the Trust Policies and the Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-736-1227 (1-888-7361CAP) and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and The Fund’s Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor, Trading Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust, Morgan Lewis, counsel to the Independent Trustees, Paul Hastings, and the Fund’s independent registered public accounting firm, Tait Weller (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor, Trading Advisor or any affiliated person of the Advisor or a Trading Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the CCO, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund’s public website at www.361funds.com or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Fund may make publicly available its portfolio holdings as of the most recent calendar quarter on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, the Trading Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor and Trading Advisor and their affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor and Trading Advisor or the relevant Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or at least one of the Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust or to the Fund: (i) the Advisor, the Trading Advisor, MFAC and UMB (the Co-Administrators) and UMB Bank, N.A. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller (independent registered public accounting firm), Morgan Lewis and Paul Hastings (attorneys) to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Practical Computer Application pursuant to an agreement with MFAC under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (iv) Donnelley Financial Solutions to which the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; (v) ICE Data Services, which assists the Fund with classifying its holdings pursuant to its liquidity risk management program and the Fund’s portfolio holdings information is provided monthly on a one- to ten-day time lag and (vi) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, Electra Information Systems and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The net asset values per share (the “NAVs”) of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of a class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund wait for the check to clear.

Redemptions In Kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of their portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Fund, their investments, or their shareholders that cannot readily be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected (or intends to elect) to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income derived from direct investments in commodities is not “qualifying income.” In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that a Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through its Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.” The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income.” To the extent necessary for it to qualify as a regulated investment company, each Fund generally intends to limit its investments in commodities and commodity-linked derivatives to those that it expects will generate qualifying income.

The tax treatment of a Fund’s investment in commodity interests or in its Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by a Fund from its investments in commodity interests and in its Subsidiary does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance further limits a Fund’s ability to treat its income from its investments in commodity interests or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

For U.S. federal income tax purposes, the Subsidiary of the Fund will be treated as a corporation. The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax, which is imposed on individual taxpayers under the Code. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in their books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as regulated investment companies and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign companies treated as passive foreign investment companies for federal income tax purposes ("PFICs"). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the interests in a foreign issuer are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

The law with respect to the taxation of non-U.S. entities treated as corporations for U.S. federal income tax purposes and the individuals and entities treated as their shareholders changed under the Tax Act. If the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may be required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may have been able to make an election to pay tax liability in respect of its share of any such income over eight years. It is possible that these deferred payments could affect the value of shares, even though all or some of the Fund’s shareholders at the time of any deferred payment may have derived no economic benefit from the foreign entity’s deferred income.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders of the applicable Fund at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” The Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and absent any additional guidance, the law does not allow noncorporate shareholders to be able to claim a deduction in respect of Fund dividends attributable to any such income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of Funds should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities. The Trust’s Declaration of Trust permits the Trustees to create additional series of shares to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Global Managed Futures Strategy Fund currently offers Investor Class and Class I shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and the Trading Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein are the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2019 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-888-736-1227 or writing the Fund.

APPENDIX “A”

DESCRIPTION OF SHORT-TERM RATINGS

Description of certain short-term ratings assigned by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”):

S&P

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Moody’s Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by (a) leading market positions in well-established industries, (b).high rates of return on funds employed, (c) conservative capitalization structure with moderate reliance on debt and ample asset protection, (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

APPENDIX “B”

PROXY VOTING POLICIES AND PROCEDURES

361 Capital, LLC – Advisor to the Fund

PROXY VOTING POLICY AND PROCEDURES

361 Capital LLC ("361"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Clients are permitted to place reasonable restrictions on 361’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities, or to instruct 361 to vote a particular proxy in a certain manner. Direction from a client on a particular proxy vote will take precedence over the pre-determined benchmark proxy voting guidelines.

With respect to those client accounts for which 361 is not authorized to vote proxies or to give consents in connection with corporate actions, 361 directs such clients to arrange to receive proxy solicitation materials directly from their account custodians.

In certain Wrap Programs, 361 may not be delegated the responsibility to vote proxies held by the Wrap Program accounts and, instead, the Sponsor or another service provider will generally vote such proxies. Clients in such Wrap Programs should contact the Sponsor for a copy of the Sponsor’s proxy voting policies.

With respect to client accounts subject to ERISA, unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan, 361 will vote all proxies relating to securities held for the client account and shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person.

Responsibility

The CCO, or other designee, has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. To assist 361 in its responsibility for voting proxies and the overall proxy voting process, 361 has retained Institutional Shareholder Services (“ISS”), an expert in the proxy voting and corporate governance area. ISS is an unaffiliated, independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.

The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping. In addition to conducting initial due diligence on ISS, 361 will monitor and review such services at least annually; evaluating any conflicts of interest, consistency of voting with the guidelines, fees, disclosures, among other things. All proxies and the status of each vote are available to clients and subject to review by 361 and are subject to quarterly testing for the proper voting of the proxy.

To the extent applicable, ISS will process all proxy votes in accordance with the pre-determined benchmark proxy voting guidelines.

Voting Guidelines

ISS’ policy formulation process collects feedback from a diverse range of market participants. The ISS Policy Board uses the input to develop its draft policy updates on emerging governance issues each year. The pre-determined benchmark proxy voting guidelines are maintained and implemented by ISS and are extensive lists of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. The pre-determined benchmark proxy voting guidelines contain explicit direction about how the proxies are to be voted. For other issues, the decision about how to vote may be decided on a case-by-case basis using criteria contained in the pre-determined benchmark proxy voting guidelines. Because 361’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues, ISS will be performing the analysis of each vote and will vote the issues based on the pre-determined benchmark proxy voting guidelines. Generally, the proxies are voted in accordance with the voting recommendations contained in the pre-determined benchmark proxy voting guidelines. If necessary, 361 Capital will be consulted by ISS on non-routine issues. Proxy issues identified in the pre-determined benchmark proxy voting guidelines include, but are not limited to:

●	Auditor Ratification - considering factors such as an auditor’s financial interest in or association with company, poor accounting practices that rise to a serious level of concern such as fraud, misapplication of GAAP and other material weaknesses identified in Section 404 disclosures, and excessive fees for non-audit services.

●	Board of Directors - considering factors such as accountability, director performance evaluation, poison pills, problematic audit related practices, problematic compensation/pay-for-performance misalignment, governance failures, and independence, among other factors.

●	Shareholder Rights and Defenses - considering factors such as the company’s stated rationale for adopting such a provision, and disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation.

●	Common Stock/Preferred Stock Authorization - considering factors such as past Board performance (the company’s use of authorized shares during the last three years), disclosures in the proxy statement for the specific purposes of the proposed increase, and the dilutive impact of the request.

●	Mergers and Acquisitions - considering factors such as valuations, market reaction, strategic rationale, negotiations and process, conflicts of interest, and governance.

●	Compensation - considering factors such as advisory votes on executive compensation (Management Say on Pay), problematic pay practices, incentives that may motivate excessive risk taking, options backdating, equity based and other incentive plans, among other factors.

●	Social/Environment Issues - including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. Additional factors will be considered such as, whether the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation, if the company has already responded in appropriate and sufficient manner, if proposal’s request is unduly burdensome (scope or timeline) or overly prescriptive, the company’s approach compared with any industry standard practices for addressing the issue raised by the proposal, among other factors.

●	Political Activities - including lobbying, political contributions and political ties. Factors considered will include the disclosure of a company’s political contributions and trade association spending policies and activities, the company’s policies, management and board oversight to direct political contributions and trade association spending policies, recent significant controversies, fines, and litigation related to the company's political contributions or political activities.

A full description of each pre-determined benchmark proxy voting guideline and voting policy is available upon request. Email info@361capital.com to request a copy of the proxy voting guidelines. Proxy statements received from issuers are available on the SEC’s EDGAR website.

Disclosure

361 Capital will provide information in its Form ADV Part 2A disclosure document summarizing its proxy voting policy and procedures, including statements that clients may request information regarding how 361 Capital voted a client’s proxies and a copy of these policies and procedures.

On an annual basis the CCO, or designee(s), will send an Annual Offer to all current advisory clients, offering a current copy of the firm’s Form ADV Part 2A disclosure document that shall include the information regarding proxy voting.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO or designee.

In response to any request, the CCO or designee will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how 361 voted the client’s proxy with respect to each proposal about which client inquired.

Conflicts of Interest

361 Capital will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of 361 Capital with the issuer of each security to determine if 361 Capital or any of its employees has any financial, business or personal relationship with the issuer.

In circumstances when there may be a material conflict of interest between 361 Capital’s interests and clients’ interests in how proxies are voted (such as, when 361 Capital knows that the proxy issuer is also a 361 Capital client), 361 Capital will vote the proxies in accordance with the recommendations of ISS’ pre-determined benchmark proxy voting guidelines. Because the guidelines are pre-determined by ISS and designed to be in the best interest of shareholders, application of the pre-determined guidelines to vote client proxies should, in most cases adequately address any possible conflicts of interest.

361 Capital will maintain a record of the voting resolution of any conflict of interest.

SEC Form N-PX

SEC Form N-PX is filed by Mutual Fund Administration Corporation (“MFAC”), 361 Capital Funds Co-administrator (acting as Filing Agent), by no later than August 31st of each year, and it details all proxies voted on behalf of the fund(s) for the prior twelve months ended June 30th. In connection with the filing on behalf of 361 Funds, the CCO must sign and return no later than July 30th the Form N-PX Certification to MFAC stating 361 has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

Recordkeeping

361 Capital, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by 361 Capital regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

PROXY POLICIES AND GUIDELINES

INVESTMENT MANAGERS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Fund’s shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

APPENDIX “C”

Supplemental Financial Information

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of the Proxy Statement.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, following the Reorganization changes to the Acquiring Fund’s portfolio are expected to be made in connection with the appointment of RCM as the trading advisor of the Acquiring Fund and the Acquiring Fund Subsidiary (subject to Acquiring Fund shareholder approval), which is separate from the Reorganization.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

PART C

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which the Distributor and/or each of the Distributor Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur in connection with the Distribution Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, (c) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of the Distribution Agreement, or (d) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the Securities Act or the 1940 Act.

Item 16.	Exhibits

1)	Charter Documents:

a.	Certificate of Trust is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 31, 2006.

(i)	Amendment to the Certificate of Trust is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 31, 2006.

(ii)	Amendment to the Certificate of Trust is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on December 5, 2007.

(iii)	Certificate of Correction to the Certificate of Trust is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 30, 2009.

b.	Amended and Restated Agreement and Declaration of Trust dated March 5, 2014 is incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 494 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 28, 2014.

2)	By-Laws:

a.	By-Laws of Registrant as amended January 9, 2008, March 25, 2009, December 5, 2013 and March 10, 2016 is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 784 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 23, 2016.

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement on Form N-14.

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Amended and Restated Agreement and Declaration of Trust and By-Laws.

6)	Investment Management Agreements:

a.	Investment Advisory Agreement is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 194 filed with the SEC on December 15, 2011.

b.	Amended and Restated Investment Advisory Agreement dated December 5, 2013 is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 526 filed with the SEC on June 25, 2014.

c.	Second Amended and Restated Investment Advisory Agreement dated December 18, 2017 is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 926 filed with the Commission on February 28, 2018.

d.	Third Amended and Restated Investment Advisory Agreement is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 990 filed with the SEC on December 28, 2018.

e.	Sub-Advisory Agreement dated October 1, 2014 between 361 Capital, LLC and Federated Investment Management Company is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 613 filed with the SEC on February 27, 2015.

f.	Investment Advisory Agreement between 361 Global Managed Futures Strategy Fund Limited and 361 Capital, LLC is incorporated herein by reference to Exhibit 16.6(f) of Form N-14 (File No. 333-248114) filed with the SEC on August 18, 2020.

g.	Trading Advisory Agreement between 361 Capital, LLC and Revolution Capital Management LLC with respect to the 361 Global Managed Futures Strategy Fund is incorporated herein by reference to Exhibit 16.6(g) of Form N-14 (File No. 333-248114) filed with the SEC on August 18, 2020.

h.	Subsidiary Trading Advisory Agreement between 361 Capital LLC and Revolution Capital Management LLC is incorporated herein by reference to Exhibit 16.6(h) of Form N-14 (File No. 333-248114) filed with the SEC on August 18, 2020.

7)	Distribution Agreements:

a.	Distribution Agreement is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 297 filed with the SEC on December 26, 2012.

b.	Amendment to Distribution Agreement is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 647 filed with the SEC on May 28, 2015.

c.	Distribution Agreement is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 957 filed with the Commission on July 25, 2018.

8)	Not applicable.

9)	Custody Agreements:

a.	Custody Agreement dated January 14, 2008 is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 1, 2008.

(i)	Amended and Restated Appendix B to Custody Agreement is incorporated herein by reference to Exhibit (g)(i) of Post-Effective Amendment No. 1032 filed with the SEC on August 28, 2019.

10)	Distribution Plan and Rule 18f-3 Plan:

a.	Amended and Restated Multiple Class (Rule 18f-3) Plan is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment No. 818 filed with the SEC on December 15, 2016.

b.	Amended and Restated Distribution (Rule 12b-1) Plan is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 1092 filed with the SEC on March 31, 2020.

11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered is incorporated herein by reference to Exhibit 16.11 (a) of Form N-14 (File No. 333-248114) filed with the SEC on August 18, 2020.

12)	Form of opinion as to tax matters and consent is incorporated herein by reference to Exhibit 16.12 of Form N-14 (File No. 333-248114) filed with the SEC on August 18, 2020.

13)	Other Material Contracts:

a.	Amended and Restated Transfer Agency Agreement dated March 25, 2009 is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 1, 2009.

(i)	Amended and Restated Schedule B to the Amended and Restated Transfer Agency Agreement is incorporated herein by reference of Exhibit (h)(1)(i) to Post-Effective Amendment No. 571 to Registrant’s Registration Statement on Form N-1A filed with the SEC on October 24, 2014.

c.	Amended and Restated Fund Accounting Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 490 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 28, 2014.

d.	Amended and Restated Co-Administration Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(3)(i) of Post-Effective Amendment No. 490 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 28, 2014.

(i)	Amendment to Co-Administration Agreement dated August 4, 2014 is incorporated herein by reference to Exhibit (h)(3)(ii) of Post-Effective Amendment No. 571 to Registrant’s Registration Statement on Form N-1A filed with the SEC on October 24, 2014.

e.	Form of Operating Expense Agreement is incorporated herein by reference to Exhibit 16.13(e) of Form N-14 (File No. 333-248114) filed with the SEC on August 18, 2020.

14)	Other Opinions:

a.	Consent of Tait, Weller & Baker LLP – filed herewith.

15)	Not applicable.

16)	Powers of Attorney:

a.	Powers of Attorney is incorporated herein by reference to Exhibit 16.16 of Form N-14 (File No. 333-248114) filed with the SEC on August 18, 2020.

17)	Additional Exhibits:

a.	Form of Proxy Card – filed herewith.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 28th day of September 2020.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Maureen Quill
Maureen Quill
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title

/s/ Ashley Toomey Rabun†
Ashley Toomey Rabun		Trustee

/s/ William H. Young†
William H. Young		Trustee

/s/ Charles H. Miller†
Charles H. Miller		Trustee

/s/ John P. Zader†
John P. Zader		Trustee

/s/ Eric M. Banhazl†
Eric M. Banhazl		Trustee

/s/ Maureen Quill
Maureen Quill		Trustee, President and Principal Executive Officer

/s/ Rita Dam
Rita Dam		Treasurer and Principal Financial Officer

† By	/s/ Rita Dam

Attorney-in-fact, pursuant to power of attorney.

Exhibit Index

Consent of Tait, Weller & Baker LLP	EX-16.14(a)
Form of Proxy Card	EX-16.17(a)